Exhibit 10.2(b)

[Translation for information purposes only]

NOTE 152/08 ISSUED BY ORSNA AND FINAL MEMORANDUM AGREEMENT BY AND
BETWEEN AEROPUERTOS ARGENTINA S.A. AND THE ARGENTINE GOVERNMENT

“2008 - Year of Science Teaching”

ORSNA – Organismo Regulador del Sistema Nacional de Aeropuertos (National Airport System Regulating Institution)

ORSNA NOTE N° 152 – 08

REF: AA2000-DIR-088/08

BUENOS AIRES, FEBRUARY 12th, 2008

To the President of

AEROPUERTOS ARGENTINA 2000 S.A.

Mr. Julio Ernesto GUTIERREZ CONTE

PRESENT

I am pleased to write to you in response to the query made through Note AA2000-DIR-088/08 in order to inform you that within the framework of the provisions of the Concession Contract, the ORSNA must perform a yearly analysis of the financial projections of the Concession, based on the data as of January 1st, 2006, taking into account projected income, operation costs and investment obligations, among other items. In compliance with the Income and Expenses Financial Projection of the Concession, the ORSNA is entitled to make adjustments to the specific allocation of incomes, aeronautical service charges and/or the company’s investment obligations, in order to preserve the Economic-Financial balance of the Concession Contract. For such purpose, it shall use the following parameters, which were previously established in the Contract Renegotiation between the UNIREN and the company AA2000 S.A., and which were ratified by decree N° 1799/07.

A) From the analysis of the aforementioned documentation of the Contract Renegotiation between the National State (UNIREN) and Aeropuertos Argentina 2000 S.A., based on the polynomial formulas used and weighting thereof, in the case of restated Incomes and Expenses for the period 1998-2005 the amount of (-) $857.693 millions was reached, at values corresponding to December 31st, 2005, equivalent to an initial disbursement of the company.

B) The Income and Expenses Financial Projection, which is included in Annex V of the Memorandum of Agreement, establishes a Net Flow of Funds for each year (2006-2028), at values corresponding to December 31st, 2005, as described below:

Year	Net Flow of Funds (in thousands of pesos)
2006	67,007
2007	92,709
2008	81,050
2009	30,672
2010	31,614
2011	138,883
2012	198,990
2013	228,696
2014	210,184
2015	211,220
2016	260,170
2017	307,013
2018	309,988
2019	320,638
2020	282,518
2021	315,935
2022	348,995
2023	363,252
2024	380,852
2025	394,789
2026	417,704
2027	440,562
2028	23,783
Total for the Period	5,457,222

Also, in order to preserve the contractual economic-financial balance as is established in the Memorandum of Agreement, the Concession Contract provides for an annual review, which will permit to correct any deviation that may occur between the considered variables.

Yours faithfully,

[There appears and illegible signature, followed by a partially illegible seal corresponding to the PRESIDENT of the ORSNA]

[Below, there appears a seal that reads:]

Signature: [there appears an illegible signature

Clarification: Ana Lía De Oto

Date: February 13th, 2008

Time: 5.10 p.m.

Av. Corrientes 441 – C1043AAE - Buenos Aires - Argentina - Tel: 4327-3328/4327-1046 - Fax: 4327-1340

Decree 1799/2007

The contract renegotiation Memorandum of Agreement signed between the Public Service Contract Analysis and Renegotiation Unit and Aeropuertos Argentina 2000 S.A. is hereby ratified.

Bs. As., December 4th, 2007

File N° S01:0052536/2004 of the Registry of the MINISTRY OF ECONOMY AND PRODUCTION, its non consolidated additional case file N° S01:0314363/2006 of the same Registry, and Laws N° 25,561, 25,790, 25,820, 25,972, 26,077 and 26,204, Decree N° 311 dated on July 3, 2003, Joint Resolution N° 188 of the MINISTRY OF ECONOMY AND PRODUCTION and N° 44 of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES dated on August 6th, 2003, Joint Resolution N°728 of the MINISTRY OF ECONOMY AND PRODUCTION and N° 1584 of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES dated on September 12th, 2006, Resolutions of the HONORABLE SENATE OF THE NATION (CD-2/07) and the HONORABLE CHAMBER OF DEPUTIES OF THE NATION (OD 1996), both dated on February 13th, 2007, having been reviewed, AND

WHEREAS:

Law N° 25,561 declared public emergency in social, economic, administrative, financial and exchange matters, delegating to the NATIONAL EXECUTIVE POWER the powers to enact measures aimed at solving the critical situation.

That the aforementioned rule provided for the end of the convertibility regime that established a fixed Peso-US Dollar parity, and authorized the NATIONAL EXECUTIVE POWER to renegotiate the concessionned public works and services contracts, which were in a critical situation due to the end of said convertibility regime, making those contracts that used said regime as an adjustment mechanism, which was thus left without effect, lose their reference point.

That said law established certain criteria to be followed within the frame of the renegotiation process, such as the tariff impact on the economy competitiveness and on the income distribution; the service quality and investment plans, when they are contemplated in contracts; the users’ interest and the service availability; security of the systems involved; and company profitability.

That the provisions in Law N° 25,561 have been later ratified and extended through the passing of Laws N° 25,790, 25,820, 25,972, 26,077 and 26,204, as well as through different regulatory and complementary rules.

That, in order to comply with the precepts of the HONORABLE CONGRESS OF THE NATION, the contract renegotiation process has been developed up to the present with Licensee Companies of public works and services.

That, in the course of said process, carried out pursuant to the criteria established in Section 9 of Law 25,561, the NATIONAL STATE shall make sure that the public service availability, safety and quality conditions are kept.

That the aforementioned process involves the company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA, a concessionaire of the EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF AIRPORTS, pursuant to the concession that was granted by means of Decree N 163, dated on February 11th, 1998.

That the contract renegotiation is regulated by Decree N° 311, dated on July 3rd, 2003 and Joint Resolution N° 188 of the MINISTRY OF ECONOMY AND PRODUCTION and N° 44 of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES dated on August 6th, 2003.

That, in order to carry out the renegotiation with the Service Provider Companies, Decree N° 311/03 provided for the creation of the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT (“UNIREN”) within the scope of the MINISTRIES OF ECONOMY AND PRODUCTION AND OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES.

That the abovementioned Unit has been assigned the missions, among others, to carry out the renegotiation process of the Public Services and Works Contracts, to sign full or partial agreements with licensee companies of public services “ad referendum” of the NATIONAL EXECUTIVE POWER, to bring forward ruling projects related to possible temporary price or tariff adjustments and/or segmentations thereof, and to contractual clauses related to public services, as well as the mission to make any recommendation concerning public services and works contracts and the operation of such services.

That, in relation to the concession granted to the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA, the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT has analyzed the contractual situation and taken the necessary steps to achieve a contractual renegotiation understanding.

That, within the frame of the aforementioned renegotiation process, a Letter of Understanding was signed on July 20th, 2005 between said Unit and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA, which established the GUIDELINESS for the renegotiation of the CONCESSION CONTRACT for the EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL SYSTEM OF AIRPORTS, based on the guidelines set by the TRANSPORTATION DEPARTMENT of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, as a member of the SECTORIAL COMMITTEE of the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT.

That, by virtue of the established guidelines and as a result of the negotiations that were carried out, said Unit and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA signed a LETTER OF UNDERSTANDING on June 16th, 2006 -which was replaced by a new LETTER OF UNDERSTANDING signed on August 23rd, 2006 - that included the points of agreement on the contract adjustment.

That this last instrument established the terms and conditions of the contract renegotiation agreement to be entered into by the LICENSOR and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA.

That the LETTER OF UNDERSTANDING was submitted to a PUBLIC HEARING process called by Joint Resolution N° 728 of the MINISTRY OF ECONOMY AND PRODUCTION and N° 1584 of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES dated on September 12th, 2006.

That the PUBLIC HEARING permitted users and consumers, as well as different social sectors and players, to participate and express their opinion; and these elements of judgment were added by the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT to the renegotiation analysis.

That as a result, said Unit deemed convenient to modify aspects of the understanding that had been achieved before, as was stated in the PUBLIC HEARING Assessment Report attached with the proceedings and published in the Internet page of the abovementioned Unit.

That the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA found points of coincidence as regards the proposed modifications after the PUBLIC HEARING had been held.

That said agreement was reflected on a MEMORANDUM OF AGREEMENT proposal which, pursuant to the provisions of Decree N° 311/03, was signed by the Authorities of the abovementioned Unit and the representatives of the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA, after complying with the usual procedures and “ad referendum” of the NATIONAL EXECUTIVE POWER.

That said MEMORANDUM OF AGREEMENT includes the complete renegotiation of the CONCESSION CONTRACT for the EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL SYSTEM OF AIRPORTS, aimed at preserving the continuity and quality of the service rendered.

That the NATIONAL TREASURY has issued its ruling, pursuant to the provisions of Section 8 of Decree N° 311/03, which included remarks aimed at achieving a better effectiveness of the MEMORANDUM OF AGREEMENT, and did not contain any objection to the terms and conditions thereof.

That the ARGENTINE GENERAL ACCOUNTING OFFICE, decentralized entity within the scope of the PRESIDENCY OF THE NATION, has taken proper action in accordance with the provisions of Section 14 of Joint Resolution N° 188/03 of the MINISTRY OF ECONOMY AND PRODUCTION and N° 44/03 of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, and stated that no objections were raised as regards the procedure that had been carried out.

That, in compliance with the applicable regulations, the intervention of the HONORABLE CONGRESS OF THE NATION was requested in order to consider the MEMORANDUM OF AGREEMENT.

That the AGREEMENT proposal has been approved by the HONORABLE CONGRESS OF THE NATION, by Resolutions of the HONORABLE SENATE OF THE NATION (CD-2/07) and the HONORABLE CHAMBER OF DEPUTIES OF THE NATION (OD 1996), both dated on February 13th, 2007.

That the final MEMORANDUM OF AGREEMENT was signed on April 3rd, 2007, adding the proposed adjustments by the NATIONAL TREASURY and the recommendations of the HONORABLE CONGRESS OF THE NATION that were deemed feasible within the framework of the agreement achieved.

That, once the requirements set in the applicable standards to the renegotiation process had been complied with, the Authorities of the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT and the legal representative of the Concessionaire Company signed the MEMORANDUM OF AGREEMENT that formalizes the contractual renegotiation, ad referendum of the NATIONAL EXECUTIVE POWER.

That said AGREEMENT adds the proposed adjustments by the NATIONAL TREASURY and the recommendations of the HONORABLE CONGRESS OF THE NATION that were deemed feasible within the framework of the agreement achieved.

That the requirements set in the applicable regulations have been complied with, which permits to start the ratification process of the agreements, which shall be carried out by the NATIONAL EXECUTIVE POWER.

That, in such sense, the assessment performed by the NATIONAL EXECUTIVE POWER merits the decision to ratify the MEMORANDUM OF AGREEMENT for the contract renegotiation subscribed by the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA.

That, due to the change of the head of the Ministry of Economy and Production through decree N° 910, dated on July 16th, of the current year, it has become necessary to permit his intervention in these proceedings. Nevertheless - and for the purposes of avoiding delays that could affect the present proceeding - a decision has been made to preserve the integrity of the text of the MEMORANDUM OF AGREEMENT duly subscribed by the outgoing Minister.

That the NATIONAL OFFICE OF LEGAL AFFAIRS of the MINISTRY OF ECONOMY AND PRODUCTION has taken proper action in accordance with the provisions of Section 9 of Decree N° 1142, dated on November 26th, 2003.

That the current measure is issued in exercise of the powers granted by Section 99, subsection 1 of the NATIONAL CONSTITUTION, and pursuant to the provisions of Laws N° 25,561, 25,790, 25,820, 25,972, 26,077 and 26,204.

Therefore,

THE PRESIDENT OF THE ARGENTINEAN NATION

HEREBY DECREES:

Article 1° - The MEMORANDUM OF AGREEMENT for the contract renegotiation signed by the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANONIMA on April 3rd, 2007, which is an integral part of the present measure attached as Annex I herewith, is hereby ratified.

Article 2° — It is ordered that notice be given to the BICAMERAL COMMITTEE of the HONORABLE CONGRESS OF THE NATION created FOR THE FOLLOW UP OF THESE MATTERS, pursuant to the provisions of Section 20 of Law N° 25,561.

Article 3° — It is ordered that notice be given to, timely publication be made and this is forwarded to the National Directorate of Official Records and closed KIRCHNER. — Alberto A. Fernández. — Julio M. De Vido. — Miguel G. Peirano.

Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

MEMORANDUM OF AGREEMENT

LICENSE CONTRACT ADJUSTMENT

In Buenos Aires on April 3, 2007, within the framework of the process for the renegotiation of public service contracts established by Laws N° 25,561, 25,790, 25,820, 25,972, 26,077 and 26,204 and its supplementary rule Decree N° 311/03, the MINISTER OF ECONOMY AND PRODUCTION, Licentiate Felisa Josefina MICELI, and the MINISTER OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, Architect Julio DE VIDO, as Presidents of the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT (“Unidad de Renegotiatión y Análisis de Contratos de Servicios Públicos”- Uniren), on the one hand, and the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANÓNIMA, on the other hand, represented by Mr. Gustavo Pablo LUPETTI, according to what is shown by the documentation attached in file CUDAP EXP-S01: 0052536/2004 pending, are present in order to sign this instrument, “ad referéndum” approval of what is herein agreed by the NATIONAL EXECUTIVE POWER.

The parties state having reached an agreement on the renegotiation of the LICENSE CONTRACT FOR THE EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL AIRPORT SYSTEM, established by this MEMORANDUM OF AGREEMENT pursuant the following considerations and terms.

FIRST PART

BACKGROUND AND CONSIDERATIONS

The NATIONAL EXECUTIVE POWER, by means of the Administrative Decision N° 60 dated January 23, 1998, awarded the Consortium “AEROPUERTOS ARGENTINA 2000” the license for the administration, exploitation and operation of the group of airports that are part of the National Airport System which was called by Decree N° 375 of April 24, 1997.

Later, by means of Decree N° 163 of February 13, 1998, the corresponding License Contract was approved. Said License Contract was signed on February 9, 1998 between the NATIONAL STATE and the Consortium AEROPUERTOS ARGENTINA 2000, AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANÓNIMA at present.

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

Due to the severe crisis that affected the country at the end of 2001, the NATIONAL CONGRESS issued Law N° 25,561, which declared public emergency in social, economic, administrative, financial and exchange matters until December 10, 2003, delegating on the NATIONAL EXECUTIVE POWER the necessary powers to adopt the measures to avert the acute emergency situation and stipulating the renegotiation of public service contracts.

The provisions in Law N° 25,561 have been later ratified and developed through the passing of Laws 25,790, 25,820, 25,972, 26,077 and 26,204, as well as through different regulatory and complementary rules.

The renegotiation process of Public Services and Works Contracts has been basically regulated and implemented in a first institutional stage through Decrees N° 293 of February 12, 2002 and N° 370 of February 22, 2002. And in a second stage, by Decree N° 311 of July 3, 2003 and Joint Resolution N° 188 and N° 44 of the Ministries of ECONOMY AND PRODUCTION, and of FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, respectively, both dated August 6, 2003.

Decree N° 311/03 established that the renegotiation process shall be carried out through the PUBLIC SERVICE CONTRACT ANALYSIS AND RENEGOTIATION UNIT (“UNIREN”) presided by the Ministers of Economy and Production and of Federal Planning, Public Investments and Services.

UNIREN has been assigned the missions, among others, to carry out the process of renegotiating the Public Services and Works Contracts, to sign agreements with licensee companies of public services “ad referendum” of the NATIONAL EXECUTIVE POWER, to bring forward ruling projects related to possible temporary price adjustments and to contractual clauses related to public services, as well as the mission to make any recommendation concerning public services and works contracts and the operation of such services.

By means of the Joint Resolution of the MINISTRY OF ECONOMY AND PRODUCTION N° 188/03 and of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES N° 44/03, it has been established that UNIREN be formed additionally by a Public Service Contract Analysis and Renegotiation Sector Committee (“Comité Sectorial de Renegociación y Análisis de Contratos de Servicios Públicos”) and by the Executive Secretary of the Unit (“Secretario Ejecutivo de la Unidad”).

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

Said Committee is formed by State Secretaries with specific authority in the sectors related to public services and/or public works contracts subject to renegotiation, and by the Executive Secretary of the UNIREN.

Within the framework of said renegotiation procedures, a Memorandum of Understanding was signed between the NATIONAL STATE and the company AA2000 on July 20, 2005, which set forth the GUIDELINES for the renegotiation of the LICENSE CONTRACT for the EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL AIRPORT SYSTEM, basing on the guidelines established by the SECRETARIAT OF TRANSPORT.

ORSNA, a decentralized Controlling Entity within the area of the SECRETARIAT OF TRANSPORT of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, pursuant to the terms of Section 7° of Decree N° 311/03 and Section 13 of the Joint Resolution N° 188/03 and 44/03 of the Ministries of ECONOMY AND PRODUCTION, and of FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, carried out the analysis of the situation and degree of fulfillment obtained by the LICENSE CONTRACT FOR THE EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL AIRPORT SYSTEM, and sent to UNIREN several reports on this respect.

The Executive Secretariat of UNIREN has complied with the obligation of making the Report on the Fulfillment of the Contract set forth in Section 7 of the Joint Resolution of the MINISTRY OF ECONOMY AND PRODUCTION N° 188/03 and the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES N° 44/03. This Report has been produced with the aim of presenting a fulfillment statement of the LICENSE CONTRACT FOR THE EXPLOITATION, ADMINISTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL AIRPORT SYSTEM to serve as background and basis of the renegotiation process of the aforementioned contract, pursuant to the terms of Law N° 25,561 and subsequent and complementary rules.

Pursuant to the terms of the Memorandum of Understanding dated July 20, 2005 regarding the implementation of a new management model that allows the NATIONAL STATE an adequate direct control of the airport activity, both parties have agreed to introduce elements to allow the improvement of the regulation and control systems of the LICENSE.

Pursuant to international standards on the subject that impose income reinvestment in the activity, it was found sound, so as to make more efficient the allocation of this kind of resources, to adjust the obligations of the LICENSEE by turning a percentage of the LICENSE income into equity subject to specific allocation, for the investments that are necessary in infrastructure in the Airports of the National System. Moreover, what has been established in Law N° 25,924, Decree N° 1152/04 and Decree N° 642/97 can also be applied.

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

Pursuant to the principles of Law N° 17,520, the parties find convenient forming a Fund for studies, control and regulation of the LICENSE, by means of the specific allocation of income.

Moreover, it is herein determined that according to the principles that guided the license process, it is necessary to promote the instrumentation of mechanisms that allow to guarantee investment financing, both in licensed and not licensed airports, with the aim of obtaining the standards and levels of service quality demanded by the rules in force on the subject and the international treaties in which the NATION is party to.

Every time that in general terms the functions of regulation and management of the LICENSE CONTRACT are substantially different and imply the intervention of authorities competent on subjects of different nature, it is necessary to solve such differences regarding the assignment of said powers.

In this respect it is convenient to keep within the area of ORSNA the regulation and control powers differentiated from the powers of the ENFORCEMENT AUTHORITY that shall be assigned to the SECRETARIAT OF TRANSPORT of the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES as body with primary competence on the subject of management of transport systems, among them infrastructure and airport services.

The fulfilled renegotiation process has taken into account: a) the terms of Sections 8°, 9° and 10° of Law N° 25,561, Laws N° 25,790, 25,820, 25,972, 26,077 and 26,204 and Decree N° 311/03, as well as its regulatory and complementary rules; b) the provisions of the LICENSE CONTRACT; c) the background and projections of the service of the LICENSE according to the reports and analysis on record; and d) the conditions related to the economic and social situation of our country.

The renegotiation is based on rules and procedures to find the equilibrium point in the contracts adjustment.

The discussions conducted with the Company AEROPUERTOS ARGENTINA 2000 S.A. led to a first agreement expressed in a Memorandum of Understanding signed on June 16, 2006, which was finally replaced by a new MEMORANDUM OF UNDERSTANDING signed on August 23, 2006.

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

This latter MEMORANDUM OF UNDERSTANDING included the terms that were considered reasonable to adjust the conditions of the LICENSE CONTRACT, and to provide a complete solution to the necessity declared in Decrees N° 1,535 of August 20, 2002, N° 1,227 of May 20, 2003 and N° 878 of October 8, 2003.

The aforementioned MEMORANDUM OF UNDERSTANDING specified the conditions of the agreement to be entered into between the LICENSEE and the LICENSOR; in accordance with the requirements set forth it was submitted to a process of PUBLIC HEARING called through Joint Resolution of the MINISTRY OF ECONOMY AND PRODUCTION N° 728 and the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES N° 1,584 of September 12, 2006, published by the Official Bulletin of the Argentine Republic N° 30,989 of September 13, 2006 and N° 30,990 of September 14, 2006, and Provision N° 3 of September 21, 2006, published by the Official Bulletin of the Argentine Republic N° 30,996 of September 22, 2006 and N° 30,997 of September 25, 2006.

The PUBLIC HEARING was carried out on October 27, 2006 in the Town CARLOS SPEGAZZINI, District of EZEIZA, of the Province of Buenos Aires, in order to discuss the MEMORANDUM OF UNDERSTANDING put forward for consideration by public opinion.

Many and diverse opinions and arguments on behalf of different Actors were expressed because of the Hearing. Said opinions and arguments were dully analyzed by the UNIREN.

As a result of the evaluation of the opinions obtained in the Hearing, UNIREN considered proper to modify certain partial aspects of the understanding previously agreed, as it appears on the REPORT OF THE EVALUATION OF THE PUBLIC HEARING.

Considering that circumstances, another negotiation instance was carried out with the Company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANÓNIMA to analyze the proposed changes, and an agreement was reached on the new understanding terms to be signed.

This instrument, which includes the terms of the complete renegotiation carried out, results from said understanding, and establishes the adjustment conditions of the LICENSE CONTRACT for the exploitation, administration and operation of Group “A” of the National Airport System, which was approved by Decree N° 163 of February 13, 1998, Pursuant to the applicable law, the instrumented proposal was submitted to the CONGRESS OF THE NATION (art, 4° Law N° 25,790) and, once it was passed, this MEMORANDUM OF AGREEMENT was signed “ad referendum” of the decision of the NATIONAL EXECUTIVE POWER, in its capacity of GRANTOR of the licensed service object of this agreement.

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

SECOND PART

GLOSSARY

For construing effects, the terms used in this MEMORANDUM OF AGREEMENT shall have the meaning given in the glossary that follows:

MEMORANDUM OF AGREEMENT or COMPLETE CONTRACT RENEGOTIATION AGREEMENT or RENEGOTIATION AGREEMENT or AGREEMENT: It the present agreement entered into between the representatives of the LICENSOR and the LICENSEE, which includes the terms and conditions of the adaptation of the LICENSE CONTRACT in compliance with Laws N° 25,561, 25,790, 25,820, 25,972, 26,077 and 26,204 and Decree N° 311/03 and other applicable rules.

AIRPORT: Airport authorized by the appropriate authority as entrance and exit port, Defined ground or water area suitable for the arrival, exit and movement on surface of aircrafts, permanently open to the public, on which there are buildings and air and service facilities to regularly assist aeronautical activities, to allow aircrafts parking and to receive or send off passengers, cargo and mail, according to the terms of the Aeronautical Code (Law N° 17,285) and the rules that modify and/or regulate it.

INTERNATIONAL AIRPORT: Airport used for the operation of aircrafts to or from abroad, where customs, migrations, border sanitary, and related services are provided.

ENFORCEMENT AUTHORITY: As from the approval of the MEMORANDUM OF AGREEMENT, it shall be the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES OF THE NATION, through the SECRETARIAT OF TRANSPORT.

MEMORANDUM OF UNDERSTANDING: It is the document signed between the UNIREN and the company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANÓNIMA dated August 23, 2006, which includes the terms and conditions for the adjustment of the LICENSE CONTRACT and which was subjected to a Public Hearing process.

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

CALCULATION OF TERMS: Unless this MEMORANDUM OF AGREEMENT has expressed otherwise, the terms calculated in days shall be counted according to what has been set forth in the rules in force applicable to the LICENSE.

LICENSOR: It is the ARGENTINE NATIONAL STATE.

LICENSEE: It is the company AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANÓNIMA (AA2000).

CONTRACT OR LICENSE CONTRACT OR LICENSE: It refers to the instrument by means of which the NATIONAL STATE granted the LICENSE for the exploitation, administration and operation of GROUP “A” of the NATIONAL AIRPORT SYSTEM, approved by Decree N° 163 of February 13,1998.

SETTLEMENT: It refers to the instrument concluded on August 23, 2004, between the NATIONAL STATE, through the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES, and the Government of the CITY OF BUENOS AIRES, as regards Jorge Newbery Airport.

TARIFF CHART: It is the detail of charges applied for the rendering of aeronautical services.

NATIONAL AIRPORT SYSTEM IMPROVEMENT TRUST or TRUST: It is a trust stipulated to respond to different investment needs and to adequate the infrastructure of the airports that are part of the NATIONAL AIRPORT SYSTEM.

OFFER: It is the presentation made by the company AA2000, by means of which it became the successful bidder.

AIR OPERATORS: They are the physical or legal persons, public or private, national or foreign, who legally use an aircraft, on their own, even for non profit purposes, pursuant to Chapter VIII of the Aeronautical Code.

ORSNA: It is the National Airport System Regulating Institution.

RENEGOTIATION GUIDELINES: They are those that arise from the MEMORANDUM OF UNDERSTANDING signed between UNIREN and AA2000, on July 20, 2005, Moreover, it includes those guidelines provided by the SECRETARIAT OF TRANSPORT for the renegotiation of the CONTRACT.

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Public Service Contract Analysis and Renegotiation Unit	“2006 – Year in tribute of Ramón CARRILLO”

INVESTMENT PLAN: They are the investment provisions expressed both in physical and monetary terms that the LICENSEE promises to perform during the LICENSE period. The INVESTMENT PLAN shall be determined by five-year periods and shall be approved, revised and controlled by ORSNA according to the guidelines defined in this MEMORANDUM OF AGREEMENT.

MASTER PLAN: It is the document that includes, as a general guideline, the foreseen evolution of each airport for the whole LICENSE period, taking into account the demand of aeronautical and non aeronautical services, as well as the levels of satisfaction related to them according to international and local rules and standards. The LICENSEE shall be responsible for the presentation of the plan, and ORSNA shall be in charge of approving it, authorizing its modifications and verifying its fulfillment.

INCOME AND EXPENSES FINANCIAL PROJECTION: It is the detail of income and expenses related to the rendering of the licensed services, including investment obligations.

BIDDING TERMS AND CONDITIONS: They are the Bidding Terms and Conditions of the National and International Public Bid that gave rise to the CONTRACT.

AIPORT SECURITY POLICE (PSA, (as per Spanish acronym)): It is a body dependent on the MINISTRY OF DOMESTIC AFFAIRS that is responsible for safeguarding and guaranteeing domestic security within the airport jurisdictional area, pursuant to Law N° 26,102.

MUTUAL OR PENDING CLAIMS: They are all the requirements, remedies or legal actions filed or brought by the LISENSOR OR LICENSEE, administratively or judicially, before the MEMORANDUM OF UNDERSTANDING signed on August 23, 2006, on certain disagreed or questioned subjects, aspects or acts regarding the development of the LICENSE CONTRACT, and which correspond to the period elapsed since the Act of Taking Possession by the LICENSEE until the ratification of the RENEGOTIATION AGREEMENT.

TARIFF SYSTEM: It is the system contemplated by contract.

INVESTMENT REGISTRY: It is the Registry where the performed works contemplated in the INVESTMENT PLAN and the amount in pesos for said works will be entered under signature of the LICENSEE. This Registry shall be created under the scope of ORSNA.

REGULATORY ACCOUNTING SYSTEM: It is a system of data collection, allocation and entry that unifies the methodology and the formats to be used by the company rendering the regulated services at the moment of submitting the technical, accounting and economic information requested by the regulating institution with respect to aeronautical and non aeronautical activities carried out by the LICENSEE within the framework of the LICENSE CONTRACT.

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NATIONAL AIRPORT SYSTEM (SNA (as per Spanish acronym)): It is the group of airports, specified in APPENDIX III of Decree N° 375/97 of the NATIONAL EXECUTIVE POWER.

SLOT: It is the time allocated for landing and take off.

ACT OF TAKING POSESSION: It is the moment after which the LICENSEE is responsible for the exploitation, administration and operation of GROUP “A” OF THE NATIONAL AIRPORT SYSTEM, in accordance with the Bidding Terms and Conditions and its Appendixes.

ARGENTINE AUDIT OFFICE (“Sindicatura General de la Nación”)(SIGEN (as per Spanish acronym)): It is the internal controlling body of the NATIONAL EXECUTIVE POWER.

THIRD PART

SUSPENSION AND ABANDONMENT ON PART OF THE LINCENSEE AND THE STATE.

EVENTS OF CONTRACTUAL BREACH. EFFECTS.

1. SUSPENSION OF ACTIONS

1.1 The Licensee will hold in suspension all the claims, remedies and legal actions filed or pending at the administrative, arbitral or judicial level in our country against the NATIONAL STATE and/or its decentralized entities, whatever their cause may be, until the date established in the second clause, paragraph 2.1. of these presents.

2. ABANDONMENT OF THE RIGHT OF ACTION AND OF THE ACTIONS

2.1. Within a term of 10 (TEN) days after the ratification of this RENEGOTIATION AGREEMENT by the NATIONAL EXECUTIVE POWER, the LICENSEE shall dismiss all the claims, remedies or legal actions filed or pending at the administrative, arbitral or judicial level in our country against the NATIONAL STATE and/or its decentralized entities, whatever their cause may be. Such abandonment shall not imply the acknowledgment of the situation that gave rise to the claim, remedy or legal action Specifically in the case of fines imposed and for which the LICENSEE started administrative and/or judicial claims, abandonment thereof shall be done for the purposes of this renegotiation and this shall not imply that the fines can be deemed legitimate.

The obligation undertaken by the LICENSEE in this clause shall be performed by the passing of the time stipulated.

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The abandonment shall include the request that each party shall bear its own costs.

2.2. In this regard, the LICENSEE shall submit before ORSNA the instruments dully certified and legalized. The abandonment of the right of action and of the actions must be expressly and completely stated on those instruments according to the terms established in the previous clause.

2.3. The NATIONAL STATE shall suspend the application of this AGREEMENT in case the term fixed in subsection 2.1 concludes and the LICENSEE has not complied with the corresponding abandonment. In such case, the NATIONAL STATE shall proceed to notify the LICENSEE to comply with the submission of the agreed abandonment within a new term of 15 (FIFTEEN) days.

2.4. Once said term is due and in case of noncompliance of the LICENSEE regarding the submission of the agreed abandonment, the NATIONAL STATE shall be able to denounce this AGREEMENT for reasons attributable to the LICENSEE and to proceed to the revocation and lapsing of the LICENSE due to noncompliance on part of the LICENSEE.

3. ACTIONS GROUNDED ON THE EFFECTS OF PUBLIC EMERGENCY

3.1. Apart from the suspensions and abandonment established in the previous clauses, in case a presentation, claim, remedy or legal action is filed, regarding the LICENSE CONTRACT, on part of the LICENSEE, at administrative, arbitral or judicial level in our country, grounded or related to the facts or measures adopted because of the emergency established by Law N° 25,561, the NATIONAL STATE shall request the immediate retraction and withdrawal of the claim made or the abandonment of said action, granting in this regard a term of 15 (FIFTEEN) days.

3.2. In the event that the term is due and there has not been retraction or withdrawal of the claim, or the abandonment of the action filed, the NATIONAL STATE shall be able to denounce this RENEGOTIATION AGREEMENT, for reasons attributable to the LICENSEE, and to proceed to the revocation or lapsing of the LICENSE.

4. ACTIONS BEFORE FOREIGN COURTS

4.1. The LICENSEE declares, as an affidavit, that neither AEROPUERTOS ARGENTINA 2000 SOCIEDAD ANÓNIMA nor it shareholders have presented claims or filed legal actions against the NATIONAL STATE, nor its institutions or entities, before any foreign court, regarding the differences existing between the Parties, including the effects of the public emergency declared by Law N° 25,561 and its complementary rules.

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Before the ratification of the MEMORANDUM OF AGREEMENT, the LICENSEE shall have to submit the aforementioned voluntary declaration, as affidavit, regarding its shareholders. Failure to attach said instruments, shall impede the ratification of the AGREEMENT on part of the NATIONAL EXECUTIVE POWER.

4.2. Moreover, both the LICENSEE and its shareholders undertake not to present claims or file legal actions for those circumstances before foreign courts in the future. Furthermore, it being understood that the signature of this MEMORANDUM OF AGREEMENT satisfies the interests of the Parties.

4.3. According to what was established in paragraphs 4.1 and 4.2, the LICENSEE has attached the proper instruments, with their authenticity and validity dully certified and legalized, proving the abandonment of all rights and actions that the LICENSEE and its shareholders could assume to file claims or legal actions before foreign courts.

5. SUMMARY PROCEEDINGS

5.1. Once the LICENSEE has submitted the evidence contemplated in paragraphs 2.2 and 4.3, and once this AGREEMENT has been ratified by the NATIONAL EXECUTIVE POWER, ORSNA shall have to desist the summary proceedings brought in File N° 106,736/02 “ORSNA vs. AEROPUERTOS ARGENTINA 2000 S.A., for execution proceedings” pending before the National Court in Administrative Federal Matters N°1, Secretariat N°1.

5.2. Costs shall be born by each of the parties as appropriate. Under no circumstances neither the NATIONAL STATE nor ORSNA shall assume the eventual fees corresponding to the defendant.

FOURTH PART

TERMS AND CONDITIONS INCLUDED IN THE AGREEMENT

1. PROVISIONS

This AGREEMENT includes the terms and conditions agreed between the LICENSOR and the LICENSEE to adjust the LICENSE for the exploitation, administration and operation of GROUP “A” of the NATIONAL AIRPORT SYSTEM, approved by Decree N° 163 of February 13, 1998, pursuant to Law N° 25,561 and other rules related to the emergency, trying to preserve within the framework of said rules, the substantive principles and aspects of Law N° 24,076 and the regulations derived from them.

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The provisions included in this AGREEMENT have as direct background the MEMORANDUM OF UNDERSTANDING signed between the parties on August 23, 2006, and other background documents, which was submitted to a Public Hearing in the Town CARLOS SPEGAZZINI, District of EZEIZA, of the Province of Buenos Aires on October 27, 2006. The conclusions of the Public Hearing were considered to establish the terms and conditions that form this AGREEMENT.

2. TYPE AND CONDITION OF THE AGREEMENT

The AGREEMENT shall be the COMPLETE RENEGOTIATION of the LICENSE CONTRACT FOR THE EXPLOITATION, ADMINSTRATION AND OPERATION OF GROUP “A” OF THE NATIONAL AIRPORT SYSTEM, pursuant to Laws N° 25,561, 25,790, 25,820, 25,972, 26,077 and 26,204 and Decree N° 311/03.

3. SERVICE QUALITY SYSTEM

In order to maintain the quality in the rendering of the services of GROUP “A” of the NATIONAL AIRPORT SYSTEM, the LICENSEE shall have to adapt to the standards detailed in APPENDIX I in this MEMORANDUM OF AGREEMENT and meet them.

4. TARIFF CHART

4.1. The value of the charges for the aeronautical services to be collected by the LINCESEE and other official institutions with the power to do so are included in APPENDIX II of this MEMORANDUM OF AGREEMENT, and they will come into force from the moment the COMPLETE CONTRACT RENEGOTIATION AGREEMENT becomes effective. Moreover, the tariff system approved by Decrees N° 577/02 y 1,910/02 shall continue in force and the authorized beneficiaries mentioned in said Decrees shall continue to be the same ones.

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4.2. The tariff chart in APPENDIX II includes the maximum amounts that the LICENSEE and other official institutions with the power to do so can collect for the invoicing of the services rendered to USERS and AIR OPERATORS.

4.3. The prices for non aeronautical services can be freely established by the parties according to the provisions of the rules in force for the LICENSE. The LICENSEE will have to submit to ORSNA, in the form of affidavit, the information requested by ORSNA according to the procedures already established or to be established regarding the agreements entered into on this subject within 30 (THIRTY) days as of its execution.

4.4. For the purposes of the previous clause, non aeronautical services are those rendered by the LICENSEE, on his own or through third parties, by virtue of the LICENSE CONTRACT and which are not included in the tariff chart included in Appendix II. Based on the current progress of the concession, we can provide the following list of services, for the purposes of illustration:

a) Activities related to aero-commercial transportation. Some of them can be developed by the same airlines and include: keeping the aircraft in hangars, aircraft maintenance, pilot training, exploitation of exclusive spaces for airlines, air cargo, ramp services, catering services, air-taxi services, fuel plants for aircraft and lubricant plants for aircraft.

b) Commercial exploitation of the airport. These are the activities that have an indirect relationship with the aero-commercial activity, and include: fiscal deposits, duty free shops, cuisine related activities, pre and post air transportation services, vehicle rent, vehicle parking lot, shops, banks and Exchange stores; pay phone-centers, telephony and communications, passenger services (insurance, luggage keeping services, luggage protection services, tourist information, hotel room booking, etc ) and advertising and promotion.

c) Secondary activities developed at the Airport. These include those services that are rendered to companies operating inside the airport, and are the following ones: cleaning services, private security services and building maintenance services.

5. SPECIFIC ALLOCATION OF INCOME OF THE LICENSE

5.1. The LICENSEE shall have to specifically allocate monthly an amount in pesos equivalent to 15% (FIFTEEN PERCENT) of the total income of the LICENSE.

5.2. The use of funds stated in 5.1 shall be carried out according to APPENDIX III.

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5.3. The amounts included in this clause shall be accrued as of January 1, 2006 as detailed in APPENDIX III, but its effects shall be contingent upon the ratification of the MEMORANDUM OF AGRREMENT by the NATIONAL EXECUTIVE POWER. From that moment what was established in clause 17.1 of the LICENSE CONTRACT shall no longer be in force.

5.4. Under the terms included in APPENDIX III, ORSNA is requested to draw up the calculation procedures and methodology for the specific allocation set forth herein.

6. INVESTMENT PLAN

6.1. The INVESTMENT PLAN for the 2006-2028 period of the LICENSE is detailed in APPENDIX IV of this MEMORANDUM OF AGREEMENT. This PLAN shall have to be performed under the exclusive responsibility of the LICENSEE.

6.2. The execution of the INVESTMENT PLAN for the 2006-2010 period shall have to commence as of the signature of the MEMORANDUM OF AGREEMENT. Said plan is composed of: (i) necessary works to meet the standards defined regarding security and service quality and (ii) works that, although necessary, were pending performance on part of the LICENSEE for different reasons at the moment of the signature of this MEMORANDUM OF AGREEMENT.

Once the MEMORANDUM OF AGREEMENT enters into force during or after 2006, the compliance with the investment commitments shall be evaluated in the first five-year period, taking into account a postponement equivalent to the time calculated as of January 1, 2006.

6.3. The INVENSTMENT PLAN for the remaining years of the LICENSE (2011 - 2028) will be determined through five-year plans. For that period the amount of planned investments has been calculated given the relation between the committed investments and the aeronautical incomes set in the offer made by the LICENSEE, complemented by the remaining amount of the necessary investments pending performance that are planned to be concluded in 2015.

In the event that the extension established in clause 26.3 of the FOURTH PART comes into effect, the revision of the Investment Plan included in APPENDIX IV shall have to done.

6.4. The FIVE-YEAR INVESTMENT PLANS shall be approved, revised and controlled by ORSNA basing on the investment amounts provided in the INCOME AND EXPENSES FINANCIAL PROJECTION detailed in APPENDIX V, and according to the procedure established in the following Point 8.

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6.5. In the ordinary and extraordinary revisions of the INCOME AND EXPENSES FINANCIAL PROJECTION the fulfillment of the investments shall be weighted taking into account what is shown in the INVESTMENT REGISTRY of the LICENSE.

6.6. The investments foreseen in the FIVE-YEAR INVESTMENT PLANS shall have to be aimed, in all cases, to cover the operative necessities and the capacity and demand growth, and to meet the international standards of quality and security, within GROUP “A” of the NATIONAL AIRPORT SYSTEM, so as to guarantee the fulfillment of airports first level categorization criteria according to the standards established by the INTERNATIONAL CIVIL AVIATION ORGANIZATION (ICAO) and the INTERNATIONAL AIR TRANSPORT ASSOCIATION (IATA).

6.7. Upon approval on part of ORSNA, the following works shall be included at the expense of the LICENSEE: i) Consulting Program for environmental liabilities final diagnosis; ii) Remediation of environmental liabilities included in the consulting program; iii) The works planned to be performed inside the airport premises of the Jorge Newbery Airport, within the framework of the SETTLEMENT between the NATIONAL STATE and the Government of the CITY OF BUENOS AIRES of August 23, 2004. Under no circumstances the terms set forth in this clause can imply the obligation for the LICENSEE of undertaking more commitments than those established pursuant to the application of the terms in clauses 6.1 and 6.3.

6.8. Within 180 (ONE HUNDRED AND EIGHTY) days the parties shall define the form of participation of the LICENSEE with relation to the policies that the appropriate authorities will set forth, specially the MINISTRY OF DOMESTIC AFFAIRS and the AIRPORT SECURITY POLICE, regarding the fight against crime, drug-dealing and terrorism.

6.9. ORSNA shall verify that the commitments assumed by the NATIONAL STATE in the Agreements signed with the Provincial and/or Municipal States shall not be altered due to the transfer of some airport object of the LICENSE.

6.10. The LICENSEE shall not commence works that are not authorized by ORSNA and included in the corresponding INVESTMENT PLAN.

6.11. ORSNA shall be able to revise the schedule designed in the INVESTMENT PLAN and to request the LICENSEE to anticipate planned works for that purpose or to include some not scheduled work, without modifying the equilibrium of the contractual variables. Under no circumstances the abovementioned terms can imply the obligation of the LICENSEE of assuming more investment commitments than those contemplated for the annual period. In this context, ORSNA shall decide which works will be substituted in the plan and postponed for another period.

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6.12. In order to guarantee the performance of the works, the investment guarantee in force is no longer effective. Annually and before March 31 of every year, the LICENSEE shall have to create an investment guarantee with a value equivalent to 50% (FIFTY PERCENT) of the works annually planned.

Upon ORSNA authorization this amount shall be reduced proportionally based on the evolution shown in the INVESTMENT REGISTRY.

ORSNA shall have to decide on the requests for guarantee reduction submitted by the LICENSEE within 30 (THIRTY) days after the request was made. The creation of this Guarantee shall not be invoked by the LICENSEE to reduce or avoid full performance of all the obligations within the frame of the LICENSE CONTRACT.

6.13. Pledge of securities or goods and/or mortgages, as well as guarantee bonds shall be offered as guarantee to the satisfaction of ORSNA.

7. PROCEDURES FOR THE APPROVAL OF THE INVESTMENT PLAN

7.1. The LICENSEE shall have to submit FIVE-YEAR INVESTMENT PLANS before ORSNA, setting as term to make such presentation January 31 of the year previous to year in which the five-year period would come into force. Once the FIVE-YEAR INVESTMENT PLAN has been submitted, ORSNA shall have to issue a decision on the matter within a term of 90 (NINETY) days.

7.2. In the event ORSNA makes remarks to the submission made and once they have been notified to the LICENSEE, the LICENSEE shall have 30 (THIRTY) days to make the corresponding modifications.

7.3. In the event ORSNA makes remarks and the LICENSEE does not present the modifications in the term established in the previous paragraph, such modifications shall be done by ORSNA and then notified to the LICENSEE during the following 30 (THIRTY) days. Without prejudice to the foregoing, such negative shall be considered a breach; therefore, it shall be subject to the corresponding sanctions.

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7.4. ORSNA, within 90 (NINETY) days as of the signature of this MEMORANDUM OF AGREEMENT, shall develop a methodology for the presentation of the FIVE-YEAR INVESTMENT PLAN, which must be notified to the LICENSEE by any reliable means.

8. INVESTMENT REGISTRY

8.1. The INVESTMENT REGISTRY is set up within the scope of the ORSNA. The investment works performed contemplated in the INVESTMENT PLAN shall be entered in this registry under the signature of the LICENSEE. The INVESTMENT REGISTRY will show the physical and economic evolution of the INVESTMENT PLAN performed by the LICENSEE. Furthermore, the amounts corresponding to the different events for LICENSE termination shall be considered as the base to liquidate the LICENSEE. ORSNA shall decide on the information that said INVESTMENT REGISTRY must include.

8.2. The LICENSEE shall have to provide all the necessary documentation and any other data or report requested by the ORSNA on this regard for the implementation and updating of the registry.

9. PROCEDURE FOR THE PERMISSION, CONTROL, AUTHORIZATION AND APPROVAL OF WORKS

9.1. For any planned work in Group “A” Airports of the National Airport System, the LICENSEE shall have to comply with the terms of the corresponding applicable procedure, which shall be determined by ORSNA.

9.2. Within a term of 90 (NINETY) days as of the signature of the MEMORANDUM OF AGREEMENT, ORSNA shall issue the specific rules for the authorization of the works. In order to comply with the aspects related to aviation security, upon approval, ORSNA shall give notice to the Airport Security Police.

9.3. The rules provided for in the preceding item shall contemplate the PSA intervention before approval of the works, so that, within a peremptory term fixed by it, the PSA can issue an opinion based on its scope of expertise. The same criterion shall be used to assign spaces to state agencies.

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10. MASTER PLAN

10.1. Within 120 (ONE HUNDRED AND TWENTY) days as of the moment the MEMORANDUM OF AGREEMENT becomes effective, the NATIONAL STATE in the scope of its exclusive powers shall establish through ORSNA the planning parameters (Plans on the Use of the Soil) which the LICENSEE shall have to respect in the drawing up of the corresponding MASTER PLANS.

10.2. Within the following 180 (ONE HUNDRED AND EIGHTY) days, the LICENSEE shall attach the MASTER PLAN which has to include the effects and impacts of the provisions contemplated in this AGREEMENT.

10.3. Within a term of 90 (NINETY) days as of the signature of the MEMORANDUM OF AGREEMENT, ORSNA shall issue the specific rules for the authorization of the MASTER PLANS. In order to guarantee the participation of the users, said rules must be informed to the ADVISORY COMMITTEE OF ORSNA before their approval.

11. JORGE NEWBERY AIRPORT

11.1. The LICENSEE agrees to maintain the Jorge Newbery Airport in its present location during the remaining time of the LICENSE, pursuant to the guidelines contemplated in the SETTLEMENT entered into between the NATIONAL STATE, through the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES and the Government of the CITY OF BUENOS AIRES on August 23, 2004.

11.2. The LICENSEE shall request the Aeronautical Authority to analyze the possibility of deviating flights, when in its own discretion, those flights were affected as regards security.

12. GOBERNADOR DR. HORACIO GUZMAN AIRPORT

12.1. The parties declare that the reasons for not Taking Possession of the Gobernador Dr. Horacio Guzmán Airport of the Province of JUJUY, which at present is part of the GROUP “A” of the NATIONAL AIRPORT SYSTEM, are not attributable to them.

12.2. The LICENSEE waives the right to start any kind of administrative and/or judicial claim against the LICENSOR directly or indirectly deriving from such situation, and expressly accepts the possible removal of said airport from Group “A” of the NATIONAL AIRPORT SYSTEM according to the decision adopted by the provincial authorities.

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12.3. The NATIONAL STATE shall agree with the Province of JUJUY the delivery of the said airport to the LICENSEE within a term of 6 (SIX) months from the signature of this MEMORANDUM OF AGREEMENT. In that case, the additional income and expenses shall be included in the INCOME AND EXPENSES FINANCIAL PROJECTION.

12.3.1. If the NATIONAL STATE does not reach an agreement with the Province of JUJUY in the term contemplated in clause 12.3, ORSNA shall formalize the removal of the mentioned airport from Group “A”, although it will remain in National Airport System.

12.4. The economic impact and the influence of the terms of this clause shall be considered by ORSNA so that the contract is not altered.

13. ABN AMRO BANK N.V. TRUST CONTRACT

13.1. It is herein decided that the LICENSEE shall have to reformulate the Trust Contract concluded with ABN AMRO BANK N.V., Argentine Branch on May 3, 2002, pursuant to the terms contemplated in APPENDIX VI of this MEMORANDUM OF AGREEMENT.

Before AA2000 and the banking entity can sign the necessary documents to comply with the provisions of this clause, the NATIONAL TREASURY shall intervene.

13.2. Under no circumstances can the rights and obligations arising from said contract affect the compliance with the contractual obligations of the LICENSEE. Moreover, they are ineffective against the NATIONAL STATE.

13.3. The LICENSEE shall have to regularize its situation in a term of 90 (NINETY) days as of the moment this AGREEMENT enters into force. ORSNA shall extend this term provided that the LICENSEE decides the complete redemption of the corporate notes issued until now by the LICENSEE within the next 12 (TWELVE) months. This redemption shall not affect neither the fulfillment of point 5 of the FOURTH PART, nor the performance of the INVESTMENT PLAN contemplated in APPENDIX V herein.

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14. MUTUAL CLAIMS BETWEEN THE LICENSOR AND THE LICENSEE

14.1. The claims on the LICENSE pending resolution until the date of these presents, made by the LICENSOR and the LICENSEE, considered as MUTUAL CLAIMS, are included in APPENDIX VII that is part of this AGREEMENT. A special procedure has been agreed for the resolution of those differences.

14.1.1. The parties have agreed on a procedure for the definitive resolution of MUTUAL CLAIMS pursuant APPENDIX VII in view of the circumstances that affected the LICENSE CONTRACT and taking into account the effects of the special situation of the industry. The LICENSOR and the LICENSEE shall expressly desist to continue the MUTUAL CLAIMS at the administrative, arbitral or judicial level for the complete renegotiation of the LICENSE CONTRACT, according to the terms and conditions contemplated in point 2 and 3 of the THIRD PART of this MEMORANDUM OF AGREEMENT.

14.1.2. From the application of the procedure mentioned before there is a credit balance for the LICENSOR that shall be cancelled as follows:

A.	The equivalent to 22.96% (TWENTY-TWO POINT NINETY-SIX PERCENT) of the total credit balance for the LICENSOR shall be paid by means of the allocation of 7% (SEVEN PERCENT) of the International Airport Income. The duration of this allocation is contemplated in the SUBAPPENDIX VII-A or until the amount mentioned in this paragraph (a) has been paid, whichever occurs first.

B.	The equivalent to 18.61% (EIGHTEEN POINT SIXTY-ONE PERCENT) of the total credit balance for the LICENSOR shall be paid by means of the delivery to the LICENSOR of corporate notes convertible in separated common shares by a total nominal amount equivalent to the amount that that percentage represents, according to what has been detailed in SUBAPPENDIX VII-B.

C.	The equivalent to 58.43% (FIFTY-EIGHT POINT FORTY-THREE PERCENT) of the total credit balance for the LICENSOR shall be paid by means of the delivery to the LICENSOR of callable preferred shares of AEROPUERTOS ARGENTINA 2000 S.A., convertible in separated common shares, according to what has been detailed in SUBAPPENDIX VII-C.

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14.1.3. If the LICENSEE defaults in the payments referred in this point and in SUBAPPENDIX VII-A, or fails to implement the repayment mechanisms contemplated pursuant point 1, FIFTH PART, of this MEMORANDUM OF AGREEMENT, and APPENDIX III: “Fund Allocation”, SUBAPPENDIX III-A “National Airport System Improvement Trust” (Part II. B. Trust property for settlement of Mutual Claims), APPENDIX VII: “Mutual Claims” and SUBAPPENDIXES VII-A: “Repayment Mechanisms”, VII-B: “Negotiable Obligations that can be converted into Common Shares” and VII-C: “Preferred Shares that can be Redeemed and Converted into Common Shares”, within the terms specified and according to the requirements and conditions stipulated therein, the ENFORCEMENT AUTHORITY shall have the right of leaving without effect the COMPLETE CONTRACT RENEGOTIATION AGREEMENT and considering the LICENSE as terminated, and this measure shall have retroactive effect.

In the event of default in the payments mentioned, AA200 shall automatically owe the NATIONAL STATE, without any previous notice on its behalf, the unpaid amount resulting from the balance for mutual claims established in SUBAPPENDIX VII-A, plus the corresponding interests and compensations.

14.1.4. Under no circumstances can AA2000 reduce the interest in common shares of the NATIONAL STATE by means of future issuances and/or capital restructuring. The situation of NATIONAL STATE in said company shall not be modified pursuant to the provisions of paragraph 14.1.2. and SUBAPPENDIX VII-A.

14.2. In order to simplify the procedures contemplated in the Resolutions ORSNA N°161/99 and N°271/99 that include AFIP clarifications of 05/27/99, File ORSNA N°756/98, the LICENSEE requests ORSNA to take the corresponding actions before the signature of the AGREEMENT so that the International Air Station Usage Rate (TUAI, (as per Spanish acronym)) be taxed with 0% VAT (ZERO PERCENT). From the moment of the application of such tax on the TUAI, the applicable procedure pursuant Resolution ORSNA N° 199/98 shall be left without effect. By means of this resolution, a claim filed by the LICENSEE was sustained in order to compensate the effect of having declared the TUAI VAT-exempt with the license fee to be paid for expired semester.

15. ACTIVITIES OF THE LICENSEE AS OPERATOR

15.1. The LICENSEE shall participate as airport operator in airport projects different from GROUP “A” of the NATIONAL AIRPORT SYSTEM, and it shall have to request previously the authorization of the ENFORCEMENT AUTHORITY for those projects.

15.2. Under no circumstances can the participation as airport operator cause a decrease of the service quality, affect the income of the LICENSE, or actually or potentially affect the fulfillment of the contract obligations of the LICENSEE stipulated in the LICENSE CONTRACT, in the MEMORANDUM OF AGREEMENT and in others rules in force.

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16. TECHNICAL EXPERT

16.1. For the initial period of the LICENSE consisting of 5 (FIVE) years (from the first Act of Taking Possession), Technical Expert is the one previously authorized in the License.

After that, any private shareholder who maintains for at least 5 (FIVE) years an ownership percentage of not less than 10% (TEN PERCENT) of the corporate capital in the LICENSEE shall be considered Technical Expert.

16.2. The requirement of maintaining 10% (TEN PERCENT) of the shares in the possession of at least one private shareholder who proves at least the aforementioned seniority shall be kept until the termination of LICENSE Any substitution of all the private shareholders who qualified as Technical Expert must be approved previously by the ORSNA.

16.3. The LICENSEE can not merge nor divide during the term of the LICENSE CONTRACT.

17. USE AND AVAILAVILITY OF SPACES

17.1. In case of registering violations to the use and availability of spaces in the airport premises, and to guarantee full use and enjoyment pursuant the exploitation right within the framework of the LICENSE CONTRACT, the LICENSEE, with grounds, shall request ORSNA to start legal actions for the eviction of the occupiers of the licensed public domain, pursuant to the procedure of Law N° 17,091. This request shall be made if a prejudice in the airport public service quality or inconveniences for the continuous and correct rendering of the service can be proved.

18. CONTRACTS TO BE CONCLUDED WITH THIRD PARTIES WHICH INCLUDE NEW INFRASTRUCTURE WORKS

18.1. In order to encourage the execution of new works in the airports and upon authorization of ORSNA, the LICENSEE shall stipulate in the contracts concluded with third parties for the rendering of services that require investment in new works, that these contracts continue in force even in the event of early termination of the LICENSE, and the LICENSOR and/or whoever it appoints in that case shall subrogate the rights and obligations of the LICENSEE.

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18.2. The grant of the authorization contemplated in the previous paragraph shall be a discretionary power of the Administration.

19. APRON OPERATIONS

19.1. The LICENSEE shall be responsible for the control and coordination of the operations and activities on apron, under the supervision of the Aeronautical Authority responsible for the operational security. All this, without prejudice of the control functions that correspond to the PSA.

20. SLOTS

20.1. The NATIONAL STATE through the SECRETARIAT OF TRANSPORT undertakes to regulate in a term of 180 (ONE HUNDRED AND EIGHTY) days from the signature of this MEMORANDUM OF AGREEMENT a procedure for slot allocation that guarantees objective criteria for distribution, efficient rendering of the service and optimal use of the airport infrastructure. In order to collect and incorporate in the regulation the experience acquired on the subject, the ARGENTINE AIR FORCE (“Fuerza Aérea Argentina”), ORSNA and the LICENSEE shall participate in the discussion process. Furthermore, the CHAMBER OF AIRLINE COMPANIES OF THE ARGENTINE REPUBLIC (JURCA (as per Spanish abbreviation)) and the INTERNATIONAL AIR TRANSPORT ASSOCIATION (IATA) shall be invited to participate, by means of the appointment of one representative for each entity, in representation of the airline companies.

21. PAYMENT OF AIRPORT CHARGES AND RESOURCES

21.1. LEASE income and the effective collection of the airport charges are essential for the sustainability of the national airport service.

21.2. Within 180 (ONE HUNDRED AND EIGHTY) days following the signature of this MEMORANDUM OF AGREEMENT, ORSNA shall issue the Regulation for the Approval and Certification of the debts of the Air Operators. This term shall be extended by ORSNA, with grounds, for a period of 60 (SIXTY) running days.

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21.2.1. The LICENSEE shall be able to request ORSNA to issue a Debt Certificate for default in payment of the airport charges on part of the AIR OPERATORS. In this regard, the LICENSEE shall have to submit to ORSNA the accounting certification of the debt for airport charges together with the written proof of the flight issued by the ARGENTINE AIR FORCE.

21.2.2. The regulation shall foresee the creation of a common data base that shall be consulted at any time by the ORSNA, the ARGENTINE AIR FORCE and air operators.

21.3. After 90 (NINETY) days from the signature of this MEMORANDUM OF AGREEMENT, ORSNA shall issue, in prior coordination with the corresponding governmental bodies, the regulation that includes an appropriate procedure to guarantee the anticipated payment of the expenses deriving of the air operation (charges) on part of those air operators who keep debts for that concept with the ARGENTINE AIR FORCE, other state institutions and the LICENSEE during a time longer than 30 (THIRTY) days. This term shall be extended by ORSNA, with grounds, for a period of 60 (SIXTY) running days. In order to guarantee the participation of the users, said regulation shall be informed to the ADVISORY COMMITTEE OF ORSNA before its approval.

21.4. The regulation must guarantee the right to intervene of all the interested parties and the due process.

22. PENALTIES SYSTEM

22.1. Within a term of 180 (ONE HUNDRED AND EIGHTY) days from the signature of this MEMORANDUM OF AGREEMENT, ORSNA shall approve a Regulation on Airport Infractions and Penalties applicable to all the persons that carry out activities in the airport. In order to guarantee the participation of the users, said regulation shall be informed to the ADVISORY COMMITTEE OF ORSNA before its approval. All this, without prejudice of the specific functions and powers that under the rules in force correspond to the PSA.

23. MEDICAL SERVICE

23.1. For the purpose of regulating the medical assistance service rendered to the users and people who perform activities inside the airports that form part of GROUP “A” of the NATIONAL AIRPORT SYSTEM, ORSNA shall issue the appropriate regulation that will determine the relations between the parties and its financing within 180 (ONE HUNDRED AND EIGHTY) days after the signature of this MEMORANDUM OF AGREEMENT. In order to guarantee the participation of the users, said regulation shall be informed to the ADVISORY COMMITTEE OF ORSNA before its approval.

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24. INCOME AND EXPENSES FINANCIAL PROJECTION

24.1. The INCOME AND EXPENSES FINANCIAL PROJECTION of the LICENSE for the period 2006-2028 is detailed in APPENDIX V. This INCOME AND EXPENSES FINANCIAL PROJECTION reflects the projection of all income, operational expenses, investment obligations of the LICENSE and repayment mechanisms stipulated for the repayment of the balance of MUTUAL CLAIMS herein established. It has been prepared in pesos.

The resulting amounts for sanctions for non-compliances on part of the LICENSEE shall not be considered as expenses for the evaluation of the INCOME AND EXPENSES FINANCIAL PROJECTION.

25. REGULATORY ACCOUNTING SYSTEM

25.1. ORSNA shall be in charge of implementing a REGULATORY ACCOUNTING SYSTEM.

25.2. In a term of 180 (ONE HUNDRED AND EIGHTY) days from the signature of this MEMORANDUM OF AGREEMENT, ORSNA shall issue the Regulation of the REGULATORY ACCOUNTING SYSTEM. This term shall be extended by ORSNA, with grounds, for a period of 60 (SIXTY) running days. This Regulation shall include a regulatory accounting manual to define the appropriate technical criteria compatible with the generally accepted accounting principles, so as to have reliable information homogeneous with respect to the entries of the LICENSEE regarding income, costs and expenses of the services and investments under the regulation, as well as information on the demand for said services and investments under the regulation in a permanent and standardized way. Furthermore, the content of the manual shall deal with the definition, uses, assessment and treatment of assets, liabilities, earnings and investments, accounting structure of the information and methodology of the accounting analysis related to the rendering of the services under the regulation.

25.3. So as to comply with the terms stipulated in the preceding paragraph 25.1, the LICENSEE shall provide ORSNA with the information with the degree of detail requested by the institution for the REGULATORY ACCOUNTING SYSTEM application.

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26. PUBLIC OFFERING OF SHARES

26.1. From the moment the AGREEMENT becomes effective, the LICENSEE is authorized to make public offering of the shares and to list shares on Buenos Aires Stock Exchange and others stock exchanges of the country in compliance with the requisites provided by the National Securities Commission (“Comisión Nacional de Valores”) and the rules in force on the subject, as well as on other well-known markets. To that end, it must fulfill all the necessary formalities for the placement of a maximum of 30% (THIRTY PERCENT) of its corporate capital within the following year, as of the moment the MEMORANDUM OF AGREEMENT becomes effective.

26.2. At all times the public offering must follow, implement and respect the principles, rights, obligations, duties and rules established by Decree N° 677/01, Public Offering Transparency System.

26.3. Upon intervention of the Enforcement Authority and authorization of the LICENSOR pursuant Clause V 2 of the original CONTRACT, the term of the LICENSE shall be extended for a period of 10 (TEN) years at the moment the public offering of shares becomes effective.

27. INSURANCE POLICIES

27.1. The minimum amount of insurance for general liability pursuant the terms of clause 18 of the LICENSE CONTRACT shall not be less than $ 300,000,000 (THREE HUNDRED MILLION PESOS). This amount shall be kept constant during the whole term of the CONTRACT according to the evolution of the international air station usage rate.

27.2. Within 30 (THIRTY) days from the signature of the MEMORANDUM OF AGREEMENT the LICENSEE shall prove before ORSNA the taking out of the policies pursuant the terms of paragraph 27.1.

28. PERFORMANCE BOND

28.1. It is herein established that the LICENSE CONTRACT guarantees apply to the performance of the obligations undertaken by the LICENSEE in the COMPLETE CONTRACT RENEGOTIATION AGREEMENT.

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28.2. Pursuant to the terms established in the LICENSE CONTRACT, the LICENSEE shall have to maintain a performance bond. Said guarantee shall amount $ 30,000,000 (THIRTY MILLION PESOS).

28.3. The amount established in paragraph 28.2 shall be kept constant during the whole term of the LICENSE, basing on the registered evolution of the international air station usage rate.

28.4. The creation of this guarantee shall not be invoked by the LICENSEE to reduce or avoid full performance of all the obligations within the framework of the LICENSE CONTRACT.

28.5. Pledge of securities or goods and/or mortgages, as well as guarantee bonds shall be offered as guarantee to the satisfaction of ORSNA.

29. GUIDELINES AND MECHANISMS FOR THE REVISION OF INCOME AND EXPENSES FINANCIAL PROJECTION

29.1. The INCOME AND EXPENSES PROJECTION included in APPENDIX V of this MEMORANDUM, reflects the estimated income, operational expenses, investments and obligations of the LICENSE. The purpose of the annual ordinary revision mechanism is to verify and preserve the equilibrium among the projection variables.

29.2. The REVISION MECHANISM shall be carried out on March of each year, becoming operative as of April 1. The fist revision shall be performed on March of 2008.

29.3. Within 90 (NINETY) days from the signature of this MEMORANDUM OF AGREEMENT, ORSNA shall refer for the approval of the SECRETARIAT OF TRANSPORT an administrative act project which includes the mechanisms and procedures for the revision of the INCOME AND EXPENSES FINANCIAL PROJECTION of the LICENSE and the guidelines and conditions for the revision process. This regulation shall consider:

The percentage of specific allocation of income and the relation between direct investments for account of the LICENSEE and its total income, of every year, In the event of modifications between different periods, a representative discount rate shall be applied, which shall be established by ORSNA in the regulation.

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29.4. If the international passenger traffic exceeds the forecasts considered in the Income and Expenses Financial Projection, the aforementioned procedure shall contemplate that decreases shall be stipulated in the Annual Ordinary Revisions for an annual term in the rates to be paid by the air operators for international flights. This decrease shall be applied until reaching an approximate maximum discount of 30% in relation to the values actually in force, considering the maximum actual entries of the previous year and guaranteeing the equilibrium of the contractual financial and economic equation. These discounts shall only be applicable to those air operators who have expressly and directly declared their consent regarding the renegotiation, the tariff system and chart (without implying a necessary requisite for the legal effect) within 30 days before the decree ratifying the Complete Renegotiation Agreement.

29.4. When the Income and Expenses Financial Projection is carried out, the ORSNA shall analyze the convenience and suitability of the following actions:

a) Promote a rate decrease system of at least 25% for the airline companies that start to offer new flights after the aforementioned revision, with the purpose of stimulating the growth of the number of international operations of airlines in Argentina – in the licensed airports.

b) Extend the decrease in rates if the passenger traffic exceeds the forecasts considered in the contract. For each percentage point of growth above the forecasts, a three-percentage-point discount shall be applied to international rates of the airlines, with a maximum discount of 15%.

c) Propose a rate rebalancing system to guarantee the protection of the user of the domestic aero-navigation system and the systemic competitiveness of the navigation model, with the purpose of: i) promoting domestic transportation with discounts and/or elimination of the usage rate for the domestic air-station, ii) reducing the international rates paid by the airlines, by a 30%; and iii) readjusting the usage rates for the international air-station.

The provisions of the present clause shall comply with the provisions of clauses 29.1, 29.2 and 29.3.

30. ESCROW

30.1. The LICENSEE shall be able to assign its escrow income derived from the LICENSE in order to obtain the resources for the fulfillment of its obligations. This assignment shall neither affect the specific allocation of income of the LICENSE stipulated in Appendix III of this MEMORANDUM, pursuant to point 5 of said memorandum, nor affect the resources estimated for financing the Investment Plan detailed in Appendix IV of this presents. If the escrow is constituted by means of a trust it shall remain in force even in the event of the early termination of the LICENSE CONTRACT, as long as the allocation and destiny of the funds are audited by the NATIONAL STATE and/or the consulting company hired for such purpose to the satisfaction of the NATIONAL STATE.

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30.2. Said escrow shall be previously authorized through a grounded resolution by ORSNA, which shall also be responsible for auditing the use of funds.

30.3. Under no circumstances shall the aforementioned escrow cause a reduction in service quality, neither shall it affect the fulfillment of the contractual obligations of the LICENSEE. Moreover, it shall recognize the LICENSOR’S powers and prerogatives stipulated in the LICENSE CONTRACT and guarantee the non-execution of rights or actions threatening the continuity of the airport public service.

30.4. The LICENSEE shall not have the right to compensation for escrow investments before the end of the escrow. Upon the end of the escrow, the LICENSEE shall be paid the corresponding compensation with the deduction of the amounts for which the income escrow became effective.

31. PROGRAM FOR THE DEFENSE AND INTEGRATION OF PHYSICALLY CHALLENGED USERS

The LICENSEE shall have to implement a program to provide all the airports under the license with the necessary resources and mechanisms for the proper movement of physically challenged people inside Group “A” of the National Airport System. All of the foregoing shall be done in order to provide and guarantee an appropriate service access. In this regard the LICENSEE, within 90 (NINETY) days from the signature of this MEMORANDUM OF AGREEMENT, shall submit to ORSNA a schedule with a list of the proposed activities. ORSNA shall have a term of 30 days as of the submission for its discussion and resolution. In order to obtain and include the specific problems of disabled users, ORSNA shall request the ASSOCIATION IN DEFENSE OF THE DISABLED CONSUMER (“Asociación Civil en Defensa del Consumidor Discapacitado”) (ADECODIS (as per Spanish abbreviation)) to make the corresponding remarks. The program shall be approved by ORSNA before it becomes effective and it shall be commenced within 30 (THIRTY) days following its approval.

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FIFTH PART

1. NATIONAL AIRPORT SYSTEM IMPROVEMENT TRUST

1.1. By means of these presents we request the SECRETARIAT OF TRANSPORT to implement the NATIONAL AIRPORT SYSTEM IMPROVEMENT TRUST pursuant the guidelines contemplated in SUBAPPENDIX III-A herein within a term of 120 (ONE HUNDRED AND TWENTY) days from the moment the MEMORANDUM OF AGREEMENT enters into force.

SIXTH PART

COMPLETE CONTRACT RENEGOTIATION AGREEMENT

1. CONDITIONS

1.1. For the effect of the COMPLETE CONTRACT RENEGOTIATION AGREEMENT the following conditions shall be complied with:

1.1.1. Fulfillment of the procedures contemplated in Laws N° 25,561, 25,790, 25,820, 25,972, 26,077 and 26,204; the Decree N° 311/03 and the Joint Resolution N° 188/2003 and 44/2003 of the Ministries of ECONOMY AND PRODUCTION, and of FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES.

1.1.2. The presentation of the duly certified and legalized instruments provided for in the THIRD PART of the present MEMORANDUM OF AGREEMENT.

1.1.3. The submission of the Policies and Performance bonds to the satisfaction of ORSNA, pursuant to the terms of points 27 and 28 of the FOURTH PART of these presents.

1.1.4. The submission of the Minutes of the Board of Directors and Shareholders’ Meeting of the LICENSEE which approve and authorize the signature of the AGREEMENT.

1.2. Upon compliance of those requirements, the conditions to promote the issuance of the Decree of the National Executive Power that ratifies the COMPLETE CONTRACT RENEGOTATION AGREEMENT shall be met. Once the Decree has been issued, the stipulations included in the AGREEMENT shall become effective.

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2. NON-FULFILLMENT

2.1. In case of non-fulfillment on part of the LICENSEE in relation with the obligations undertaken under the MEMORANDUM OF AGREEMENT, it shall be subject to the corresponding sanctions. In case there are no express provisions for such sanctions, ORSNA shall determine them pursuant to the terms of the LICENSE AGREEMENT and the rules in force.

2.2. The sanctions applied for breach of the CONTRACT shall be proportional to those stipulated for similar situations in the rules in force.

3. PROCESSES IMPLEMENTATION AND FOLLOW-UP

3.1. UNIREN shall be in charge of giving impulse to the procedures to ratify the present COMPLETE CONTRACT RENEGOTIATION AGREEMENT, and intervene in those requirements made by the LICENSOR or LICENSEE in relation with their duties.

3.2. Upon ratification of the COMPLETE CONTRACT RENEGOTIATION AGREEMENT by the National Executive Power, the SECRETARIAT OF TRANSPORT and ORSNA, within their powers, shall perform the acts and develop the procedures necessary for the instrumentation, execution and fulfillment of the provisions herein included.

3.3. Within a term of 90 (NINETY) days from the approval of the COMPLETE CONTRACT RENEGOTIATION AGREEMENT by the NATIONAL EXECUTIVE POWER, ORSNA shall issue the integrated and amended text of the LICENSE CONTRACT, including the terms and conditions decided by said AGREEMENT. Moreover, it shall submit the AGREEMENT for the approval by the NATIONAL EXECUTIVE POWER. In this regard, ORSNA shall make to the UNIREN and the LICENSEE the consults and requirements that it considers as necessary.

3.4. The Parties agree that any controversy related to the construal or execution of this MEMORANDUM OF AGREEMENT, 55the COMPLETE CONTRACT RENEGOTIATION AGREEMENT and the LICENSE CONTRACT shall be filed and settled before the Federal Courts of the CITY OF BUENOS AIRES, expressly waiving any other jurisdiction or venue that could correspond.

3.5. The LICENSEE undertakes not to promote the issuance of preliminary injunctions in its favor or any other action against the NATIONAL STATE related to the LICENSE AGREEMENT before any other courts than the ones established in the previous paragraph 3.4.

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3.6. In case this renegotiation is not approved, all what has been herein agreed does not imply justifying delays, inefficiencies or non-fulfillments of the LICENSE rules on part of any of the Parties before or after the signature of these presents. Moreover, it does not imply waiver or abandonment, on part of the LICENSOR or LICENSEE, of the administrative or judicial actions which they consider to be entitled to for the actual non-fulfillments or circumstances occurred before the date of this MEMORANDUM OF AGREEMENT.

4. ENFORCEMENT AUTHORITY

As from the approval of the MEMORANDUM OF AGREEMENT, the ENFORCEMENT AUTHORITY of the CONTRACT shall be the MINISTRY OF FEDERAL PLANNING, PUBLIC INVESTMENTS AND SERVICES OF THE NATION, through the SECRETARIAT OF TRANSPORT. ORSNA shall have the function of Regulating and System Controlling Institution. The ENFORCEMENT AUTHORITY shall promote the issuance of the corresponding administrative acts to determine the powers and the correct division of the functions among the aforementioned institutions.

5. CONTRACTUAL PROVISIONS

The terms and conditions of the LICENSE CONTRACT that have not been modified and do not oppose to this MEMORANDUM OF AGREEMENT are still into force.

In witness whereof, 3 (THREE) copies of the same tenor and to only one effect are signed in the place and on the date stated in the heading.

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APPENDIX I

AIRPORT STANDARDS / SERVICE QUALITY

A. AIRPORT STANDARDS

As regards the design, building, operation, administration, maintenance, renewal, improvements, building development, equipment, fittings and systems typical of the airport activity, the applicable standards shall be the ones reasonably established by the National Airport System Regulating Institution – ORSNA – according to the following guidelines:

1.	They shall be materially analogous to the ones established in the Airport Development Reference Manual of the IATA and by the ICAO, pursuant to the Chicago Convention of 1944 (appendixes 2.4, 6, 10, 11, 12, 14, 15, 16, 17, 18.).

2.	Other airports located abroad shall be taken as reference, based on their type, size and passenger traffic.

3.	The equipment shall fulfill the standards of the equipment quality tests carried out by the United States of America.

4.	Consideration of the standards of Annex IX of the ICAO (FACILITATION).

B. SERVICE QUALITY

The ORSNA shall carry out its own convenience assessment and shall have the right to perform inspection activities in all the airports managed by the LICENSEE. The ORSNA does not need to notify in advance the aspects that will be object to inspection. Such inspections shall be carried out with a minimum frequency of a year for each airport with a passenger movement higher than 750,000 (SEVEN HUNDRED AND FIFTY THOUSAND).

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APPENDIX II

CHARGE SCHEDULE

Landing Fees

International Flights

US$ per ton	Airport Category
Aircraft weight (tons)	I	II	III	IV
5- 30 tons	4.62	2.75	1.65	1.65
31- 80 tons	5.28	3.30	1.93	1.93
81- 170 tons	6.49	3.96
> 170 tons	7.19
Minimum fee	20.00	10.00	6.00	6.00
Surcharge for an operation out of the normal timetable	260.00	188.00	120.00	120.00
Surcharge for night air field lighting	30%	30%	30%	30%

Domestic Flights

US$ per ton	Airport Category
Aircraft weight (tons)	I	II	III	IV
5- 30 tons	1.05	0.67	0.43	0.26
31- 80 tons	1.14	0.76	0.52	-
81- 170 tons	1.26	0.88	-	-
> 170 tons	1.47	-	-	-
Minimum fee	14.10	10.70	7.10	3.60
Surcharge for an operation out of the normal timetable	260.00	188.00	120.00	68.00
Surcharge for night air field lighting	30%	50%	30%	30%

This charge shall be paid by all commercial aircrafts that render regular or non-regular services, and also by the private aviation sector in general, with the exception of those smaller aircrafts that weigh less than 2 tons.

•	Landing surcharge

International Flights

Rush-hour surcharge equal to a 50% of the landing fee, which would only be applied to international flights that land in Jorge Newbery Airport in the following hours: from 6 to 10 am, and between 6.30 and 9.30 pm for all operations, from Monday to Friday.

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Domestic Flights

Rush-hour surcharge equal to a 50% of the landing fee, which would only be applied to domestic flights that land only in Jorge Newbery Airport in the following hours: from 6 to 10 am, and between 6.30 and 9.30 pm for all operations, from Monday to Friday.

Aircraft Parking Fee

International Flights

US$ per ton per hour or fraction	Airport Category
Aircraft weight (tons)	EZE/AEP	I	II	III	IV
5- 80 tons	0.28	0.14	0.10	0.08	0.08
81- 170 tons	0.39	0.16	0.11	0.09	-
> 170 tons	0.80	0.18	0.12	-	-
Minimum fee	6.00	4.00	2.00	2.00	2.00

EZE: Ministro Pistarini-Ezeiza

AEP: Jorge Newbery Airport

This charge shall be paid by all commercial aircrafts that render regular or non-regular services, and also by the private aviation sector in general, with the exception of those smaller aircrafts that weigh less than 2 tons.

There will be no free-parking time in any airport.

Charge for Ezeiza and Aeroparque for aircraft parked only in an operative apron; for aircraft parked in a remote apron, the applicable charge shall be the one corresponding to Category I.

Domestic Flights

US$ per ton per hour or fraction	Airport Category
Aircraft weight (tons)	EZE/AEP	I	II	III	IV
5- 80 tons	0.17	0.10	0.08	0.06	0.04
81- 170 tons	0.23	0.13	0.10	0.08	-
> 170 tons	0.30	0.17	0.12	-	-
Minimum fee	7.90	5.20	3.30	2.40	1.50

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EZE: Ministro Pistarini-Ezeiza

AEP: Jorge Newbery Airport

This charge shall be paid by all commercial aircrafts that render regular or non-regular services, and also by the private aviation sector in general, with the exception of those smaller aircrafts that weigh less than 5 tons. These aircrafts shall only pay this charge when parking time is higher than 15 days within a month.

There will be no free-parking time in any airport.

Charge for Ezeiza and Aeroparque for aircraft parked only in an operative apron; for aircraft parked in a remote apron, the applicable charge shall be the one corresponding to Category I.

Air Station Usage Fee

International Flights

Per boarded passenger	Airport Category
	I		II		III		IV
In effect from 01/01/1998	US$	18.00	US$	13.00	US$	13.00	US$	13.00

The following people shall not pay this fee: small children, diplomats and in-transit passengers.

Passengers traveling in international flights between the city of Buenos Aires and the Republic of Uruguay shall pay an amount equivalent to US$ 8.00 as air station usage fee.

Passenger traveling in regional flights, with covered distances shorter than or equal to 300 km., shall pay an amount equivalent to US$ 8.00 as air station usage fee.

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For the purpose of exclusion of the application of the Air Station Usage Fee, small children shall be those who are not yet three years of age, for domestic flights, and children who have not turned two years of age yet, for international flights.

“In-transit passenger” is the one who arrives at the airport, makes a stop-over and continues the trip in the same flight. This concept does not include the “passenger in transfer”, who is the one that arrives at the airport and continues the trip an a different flight, and who shall pay this fee.

Domestic Flights

Per boarded passenger	Airport Category
	I		II		III		IV
	US$	5.0	US$	3.50	US$	3.50	US$	3.50

The following people shall not pay this fee: small children, and in-transit passengers.

“In-transit passenger” is the one who arrives at the airport, makes a stop-over and continues the trip in the same flight. This concept does not include the “passenger in transfer”, who is the one that arrives at the airport and continues the trip an a different flight, and who shall pay this fee.

Safety Fee

International Flights

US$ 2.50 fee per international boarded passenger. The following people shall not pay this fee: small children, and in-transit passengers.

Domestic Flights

US$ 1.00 fee per domestic boarded passenger. The following people shall not pay this fee: small children, and in-transit passengers.

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Single Airport Fee for Migration and Customs Services

International Flights

A US$ 10 Single Fee is applied per international boarded passenger.

Regional Flights

Single Fee of US$ 6.

It shall be applied to international passengers traveling in regional flights whose final destination is a foreign airport located at a distance shorter than 300 km in a straight line from the departing Argentinean aerodrome.

Telescopic Jet way Usage Fee

International Flights

For each half an hour or fraction	Airports
	Ezeiza		Others
Per aircraft	US$	50.00	US$	50.00

Domestic Flights

For each half an hour or fraction	Airports
	Ezeiza		Others
Per aircraft	US$	50.00	US$	50.00

In-Route Flight Protection Fee

International Flights

Aircraft weight (MTOW)
< 20 tons	US$ 0.03 x √P
21-40 tons	US$ 0.04 x √P
41-100 tons	US$ 0.05 x √P
> 100 tons	US$ 0.055 x √P
P: Aircraft Weight

Applicable to regular and non-regular transportation aircraft, per covered kilometer and ton of weight.

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Domestic Flights

Aircraft weight in tons. (MTOW) Fee in US$ per ton. - Covered kilometers

Each ton x 0,0035 x covered kilometers = TPV (domestic)

Applicable to regular and non-regular transportation aircrafts (passengers, cargo and mail), and to the private aviation sector in general, per covered kilometer and ton of weight.

Landing Support Fee

International Flights

Aircraft weight (MTOW)
< 20 tons	US$ 0.20 / ton
21-40 tons	US$ 0.40 / ton
41-100 tons	US$ 0.60 / ton
>100 tons	US$ 0.80 / ton

This Fee is cumulative per weight band. Example: if an aircraft weighs 318 tons, the first 20 tons are calculated at US$ 0.20 each, the following 20 tons are calculated at US$ 0.40 each, the next 60 tons are calculated at US$ 0.60, and the remaining 218 tons, at US$ 0.80 each.

This charge is only applicable in those airports that have their own services and equipment to support landing tasks, that is to say: terminal radars and / or instrument approach systems (ILS).

Domestic Flights

A fee equivalent to a 50% of the landing support fee for international flights shall be applied, under the same applicability conditions.

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APPENDIX III

FUND ALLOCATION PURSUANT TO CLAUSE FIVE

FIRST CATEGORY

•           11.25% Trust for Works of the National Airport System (Pursuant to Sub-Appendix III A). A 30% (thirty per cent) shall be previously discounted from such funds, to be deposited in an account payable to the ANSES.

SECOND CATEGORY

•           1,25% Fund for studies, control and regulation of the LICENSE, which shall be administered and managed by the ORSNA.

•           2.5% Trust for Works of the GROUP “A” of the National Airport System (Pursuant to Sub-Appendix III A).

The ORSNA and/ or the TRANSPORTATION DEPARTMENT can instrument sub-accounts for the purpose of implementing the corresponding cash flow allocation.

Likewise, the ORSNA shall, within a period of 120 (one hundred and twenty) working days after this MEMORANDUM OF AGREEMENT came into effect, establish a proceeding for the calculation and oversight of the allocated amounts based on the provided elements, pursuant to the Regulatory Accounting System.

Such proceedings shall take into account the treatment and method of payment of the accrued amounts from January, 2006 to the trust creation date, as well as the advanced payments the LICENSEE could have made.

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SUB-APPENDIX Ill-A

NATIONAL AIRPORT SYSTEM IMPROVEMENT TRUST

Terms and conditions

I.	General terms and conditions for all property subject to the National Airport System Improvement Trust.

Trustor: AEROPUERTOS ARGENTINA 2000 S.A.

Trustee: Banco de la Nación Argentina.

Beneficiary: NATIONAL STATE.

Investments: the trustee shall only invest the trust property in: (i) fixed term deposits in pesos or US dollars in Argentinean leading financial institutions; (ii) private securities with public offer that have at least an international “AA” risk-scoring; and (iii) mutual funds that invest the assets of the fund in fixed term deposits or private securities that have at least an international “AA” risk-scoring.

Fiduciary accounts: they are the accounts opened in the Banco de la Nación Argentina on behalf of the trust and to the order of the trustee. A fiduciary account shall be opened for each property assigned in trust, pursuant to its terms and conditions.

Applicable Law: the trust shall be subject to the Law in force in the Republic of Argentina.

Usual Clauses: the trust contract shall have the standard clauses for this type of contracts, including the trustor and trustee’s statements and guaranties, the trustor and trustee’s obligations, withdrawal and removal of the trustee, expenses, taxes, rendering of accounts and all provisions covered by Law 24.441.

II.	Special terms and conditions for all property subject to the National Airport System Improvement Trust.

A)	Trust property for studies, control and regulation of the License.

(i)	Usage of this trust property: this trust property shall be used for studies, control and operation expenses of the ORSNA related to the regulation of the LICENSE, in execution of its duties.

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(ii)	Trust property: the trustor shall transfer to the trustee, on a monthly basis, on fiduciary ownership, the right to receive the 1.25% of the total income of AEROPUERTOS ARGENTINA 2000 S.A. The proceeds of the investments made by the trustee with the liquid funds and all rights, interests and increases resulting from these, shall also be part of the trust property.

(iii)	Beneficiary: the ORSNA

(iv)	Term: the property shall be assigned in trust for 30 years, and this term shall be cancelled if the LICENSE is terminated for any reason.

B)	Trust property for settlement of Mutual Claims.

(i)	Usage of this trust property: the trust property shall be used to pay the balance for MUTUAL CLAIMS to the benefit of the NATIONAL STATE, providing that such amount arises from the documents related to the license contract renegotiation between AEROPUERTOS ARGENTINA 2000 S.A. and the NATIONAL STATE.

(ii)	Value: the amount to be settled with the trust property is of $ 195,000,000.

(iii)	Trust property: the Trustor shall transfer to the trustee, on fiduciary ownership, the right to get 7% of the income received by AEROPUERTOS ARGENTINA 2000 S.A. as international airport charges (charges in US dollars). The trustor shall transfer such amounts to the corresponding fiduciary accounts. The proceeds of the investments made by the trustee with the liquid funds and all rights, interests and increases resulting from these, shall also be part of the trust property.

(iv)	Trust property administration: the Trustee shall be responsible for the administration of the trust property (with the exclusive usage described in paragraph (i) above), pursuant to the instructions given by the TRANSPORTATION DEPARTMENT.

(v)	Compensatory interests: the balance shall accrue a compensatory interest equivalent to an annual 2%, which shall be paid on a monthly basis over the unpaid amounts. Payment date for the compensatory interests shall be the first working day of each month.

(vi)	Capital repayment: The capital shall be cancelled on a monthly basis on the first working day of each month, based on the available trust property after paying the compensatory rights.

(vii)	Beneficiary: NATIONAL STATE

(vii)	Beneficiary’s Responsibility: the funds received by the beneficiary shall be used to execute works within the National Airport System. The creation of a secondary fund to be used for not-licensed airports of the National Airport System shall be provided for.

(viii)	Term: the trust term for this property shall be extended until the total cancellation thereof and its interests.

2

“2007 – Year Dedicated to Road Safety”

C)	Trust Property to finance Works of the National Airport System.

(i)	Usage of this trust property: the trust property shall be exclusively used to finance the infrastructure and service improvement works for the National Airport System.

(ii)	Trust Property: the trustor shall transfer to the trustee, on fiduciary ownership, the right to receive 11.25% of its total income. Such transfer shall be made on a monthly basis. The trustor shall transfer such amounts to the corresponding fiduciary accounts. The proceeds of the investments made by the trustee with the liquid funds and all rights, interests and increases resulting from these, shall also be part of the trust property.

(iii)	Term: the property shall be assigned in trust for a period no longer than 30 years. The property assigned in trust shall be cancelled if the LICENSE is terminated for any reason.

(iv)	Trust property administration: the Trustee shall be responsible for the administration of this trust property (with the exclusive usage described in paragraph (i) above), pursuant to the instructions given by the NATIONAL TRANSPORTATION DEPARTMENT, previous report issued by the ORSNA (National Airport System Regulating Institution). The trustor, acting as LICENSEE, shall be able to submit to the ORSNA (National Airport System Regulating Institution) proposals to execute works, which, like the ones proposed by the Regulating Institution, shall be submitted to the NATIONAL TRANSPORTATION DEPARTMENT, who shall decide the appropriate application of the trust resources.

(v)	Beneficiaries: the trustor, acting as licensee of the airports that make up “GROUP A” OF THE NATIONAL AIRPORT SYSTEM, the NATIONAL STATE in relation to the licensed airports, ant the contractors that will execute the airport infrastructure and service improvement works.

D)	Trust property to finance works in the airports that make up “Group A” of the National Airport System.

(i)	Usage of this trust property: the trust property shall be exclusively used to finance works of the five-year investment plan at the airports that make up “GROUP A” OF THE NATIONAL AIRPORT SYSTEM (pursuant to the terms defined in the license contract entered into between AEROPUERTOS ARGENTINA 2000 S.A. and the NATIONAL STATE) and works included in the new five-year investment plans.

(ii)	Trust property: the trustor shall transfer to the trustee in ownership the right to receive the 2.5% of its total income from the exploitation of the LICENSE services. Such transfer shall be made on a monthly basis. The trustor shall transfer such amounts to the corresponding fiduciary accounts. The proceeds of the investments made by the trustee with the liquid funds and all rights, interests and increases resulting from these, shall also be part of the trust property.

(iii)	Term: the property shall be assigned in trust for a period no longer than 30 years. The property assigned in trust shall be cancelled if the LICENSE is terminated for any reason.

(iv)	Trust property administration: the trustee shall be responsible for the trust property administration, in compliance with the instructions given by the ORSNA (National Airport System Regulating Institution), with the exclusive usage provided for in paragraph (i).

3

“2007 – Year Dedicated to Road Safety”

(v)	Beneficiaries: the trustor, acting as licensee of the airports that make up “GROUP A” OF THE NATIONAL AIRPORT SYSTEM, and the contractors who will execute the works covered by the five-year investment plans.

E)	Trust Property for airport works needed due to possible specific rate charges.

(i)	Usage: the trust property shall be exclusively used to finance the airport infrastructure works specified by the provisions that gave origin to specific rate charges.

(ii)	Trust Property: the trustor shall transfer to the trustee, on fiduciary ownership, the amount equivalent to the 100% of the sums received as specific rate charges that might be created in the future, minus collection expenses, Such transfer shall be carried out with the frequency established by the provision that gave origin to specific rate charges. The trustor shall transfer such amounts to the corresponding fiduciary accounts. The proceeds of the investments made by the trustee with the liquid funds and all rights, interests and increases resulting from these, shall also be part of the trust property.

(iii)	Term: the term for each trust property shall be the one established by the provisions that gave origin to specific rate charges. In no case shall this term exceed the 30-year period established by section c) of Article 4° of Law N° 24,441, or the term of effect of the LICENSE CONTRACT, whichever takes place before.

(iv)	Fiduciary Administration: the trustee shall be responsible for the trust property administration, with the exclusive usage established by the provisions that gave origin to specific rate charges.

(v)	Beneficiaries: the people established by the provisions that gave origin to specific rate charges.

4

APPENDIX IV

Investment Plan for the 2006-2028 Period

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
	5	72	85	86	87	88	89	90	91
Aeroparque	NEW CONTROL TOWER AND OFFICES (year 1)	299
Aeroparque	NEW CONTROL TOWER AND OFFICES (year 2)		9,000
Aeroparque	RETROFFITING OF THE EXISTING SEWAGE PIPING (Stage 2)		350
Aeroparque	RETROFFITING OF THE EXISTING SEWAGE PIPING (Stage 3)			350
Aeroparque	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	1,200	1,426
Aeroparque	BUILDING IV		33,941	14,142
Aeroparque	BUILDING I – SOUTH PARKING		34,572	8,643
Aeroparque	NEW TAXIWAYS, APRON AND RUNWAY EXPANSION		14,873	21,246	21,246
Aeroparque	BUILDING V - DOMESTIC FLIGHTS		2,775	8,324
Aeroparque	CARGO TERMINAL								12,638
Aeroparque	BULDING VII - INTERNATIONAL					27,574	27,574
Aeroparque	BUILDING VI – CHECK IN					12,313	12,313
Aeroparque	PRESIDENTIAL TERMINAL – FBO - VARIOUS						10,380	10,380
Aeroparque	PAVEMENT MAINTENANCE AND REHABILITATION OF RUNWAY AND APRON AND MARGINS.
Aeroparque	PAVEMENT MAINTENANCE AND REHABILITATION OF RUNWAY AND APRON AND MARGINS.
Aeroparque	MAINTENANCE OF AIRFIELD LIGHTING SYSTEMS AND HORIZONTAL MARKINGS
Aeroparque	MAINTENANCE OF AIRFIELD LIGHTING SYSTEMS AND HORIZONTAL MARKINGS
Aeroparque	CHEMICAL BATHROOM TREATMENT PLANT AND SEWER PIPING RETROFITTING
Aeroparque	EXTRAORDINARY MAINTENANCE OF PASSENGER TERMINAL, year 11/ year 15
Aeroparque	EXTRAORDINARY MAINTENANCE OF PASSENGER TERMINAL, year 16/ year 22
Aeroparque	EXTRAORDINARY MAINTENANCE OF SOUTH VEHICLE STATION AND DIFFERENT BUILDINGS year 16/ year 22
Aeroparque	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			2,160	2,160	2,160	2,160	2,160	2,160
Total Aeroparque		1,499	96,936	54,865	23,406	42,046	52,426	12,540	14,798
San Rafael	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 10-28 HIRLS - NEW		748
San Rafael	TERMINAL RETROFITTING			345	345
San Rafael	SURFACE REPAVING OF RUNWAY 10-28					3,100	3,100
San Rafael	SHOULDER REPAVING OF RUNWAY 10-28					450	450
San Rafael	PAPI AIRFIELD LIGHTING SYSTEM FOR THRESHOLD 10-28						350
San Rafael	APRON REPAVING
San Rafael	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	60	60
San Rafael	AIRFIELD LIGHTING SYSTEM OF TAXIWAYS AND NEW HIRLS		150
San Rafael	FITTINGS IN AIR STATIONS			600
San Rafael	MAINTENANCE OF PERIMETER STREET
San Rafael	REPAVING OF RUNWAY 10-28
San Rafael	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 10-28 HIRLS - MAINTENANCE
San Rafael	RESTRUCTURING OF AIR STATION – MAINTENANCE
San Rafael	MINOR INTERVENTIONS IN AIR STATION
San Rafael	POWER PLANT WITH GENERATING SETS - MAINTENANCE
San Rafael	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			42	42	42	42	42	42
Total San Rafael		60	958	987	387	3,592	3,942	42	42
Bariloche	RUNWAY REPAVING
Bariloche	NEW INTERNAL SERVICE ROADS			500	500
Bariloche	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	1,035
Bariloche	TAWIWAY REPAVING (year 3)			4,000
Bariloche	APRON EXPANSION (stage 2)	4,704
Bariloche	SHOULDER REPAVING (year 5)							1,100
Bariloche	INSTALLATION OF AIRFIELD LIGHTING SYSTEM, ALS AND PAPI	600	1,200
Bariloche	DAY MARKING (year 4)				300

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
	5	92	93	94	95	96	97	98	99
Aeroparque	NEW CONTROL TOWER AND OFFICES (year 1)
Aeroparque	NEW CONTROL TOWER AND OFFICES (year 2)
Aeroparque	RETROFFITING OF THE EXISTING SEWAGE PIPING (Stage 2)
Aeroparque	RETROFFITING OF THE EXISTING SEWAGE PIPING (Stage 3)
Aeroparque	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Aeroparque	BUILDING IV
Aeroparque	BUILDING I – SOUTH PARKING
Aeroparque	NEW TAXIWAYS, APRON AND RUNWAY EXPANSION
Aeroparque	BUILDING V - DOMESTIC FLIGHTS
Aeroparque	CARGO TERMINAL	12,638	8,000
Aeroparque	BULDING VII - INTERNATIONAL
Aeroparque	BUILDING VI – CHECK IN
Aeroparque	PRESIDENTIAL TERMINAL – FBO - VARIOUS
Aeroparque	PAVEMENT MAINTENANCE AND REHABILITATION OF RUNWAY AND APRON AND MARGINS.			922	922	922	922	922
Aeroparque	PAVEMENT MAINTENANCE AND REHABILITATION OF RUNWAY AND APRON AND MARGINS.								373
Aeroparque	MAINTENANCE OF AIRFIELD LIGHTING SYSTEMS AND HORIZONTAL MARKINGS			480	480	480	480	480
Aeroparque	MAINTENANCE OF AIRFIELD LIGHTING SYSTEMS AND HORIZONTAL MARKINGS			480	480	480	480	480
Aeroparque	CHEMICAL BATHROOM TREATMENT PLANT AND SEWER PIPING RETROFITTING			230	230	230	230	230
Aeroparque	EXTRAORDINARY MAINTENANCE OF PASSENGER TERMINAL, year 11/ year 15			1,000	1,000	1,000	1,000	1,000
Aeroparque	EXTRAORDINARY MAINTENANCE OF PASSENGER TERMINAL, year 16/ year 22								1,143
Aeroparque	EXTRAORDINARY MAINTENANCE OF SOUTH VEHICLE STATION AND DIFFERENT BUILDINGS year 16/ year 22			900	900	900	900	900
Aeroparque	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	2,160	2,160	2,160	2,160	2,160	2,160	2,160	2,160
Total Aeroparque		14,798	10,160	6,172	6,172	6,172	6,172	6,172	3,675
San Rafael	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 10-28 HIRLS - NEW
San Rafael	TERMINAL RETROFITTING
San Rafael	SURFACE REPAVING OF RUNWAY 10-28
San Rafael	SHOULDER REPAVING OF RUNWAY 10-28
San Rafael	PAPI AIRFIELD LIGHTING SYSTEM FOR THRESHOLD 10-28
San Rafael	APRON REPAVING
San Rafael	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
San Rafael	AIRFIELD LIGHTING SYSTEM OF TAXIWAYS AND NEW HIRLS
San Rafael	FITTINGS IN AIR STATIONS
San Rafael	MAINTENANCE OF PERIMETER STREET								138
San Rafael	REPAVING OF RUNWAY 10-28
San Rafael	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 10-28 HIRLS - MAINTENANCE
San Rafael	RESTRUCTURING OF AIR STATION – MAINTENANCE
San Rafael	MINOR INTERVENTIONS IN AIR STATION		300
San Rafael	POWER PLANT WITH GENERATING SETS - MAINTENANCE								210
San Rafael	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	42	42	42	42	42	42	42	42
Total San Rafael		42	342	42	42	42	42	42	390
Bariloche	RUNWAY REPAVING						4,000	4,000
Bariloche	NEW INTERNAL SERVICE ROADS
Bariloche	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Bariloche	TAWIWAY REPAVING (year 3)
Bariloche	APRON EXPANSION (stage 2)
Bariloche	SHOULDER REPAVING (year 5)
Bariloche	INSTALLATION OF AIRFIELD LIGHTING SYSTEM, ALS AND PAPI
Bariloche	DAY MARKING (year 4)

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
	5	100	101	102	103	104	105	106	107
Aeroparque	NEW CONTROL TOWER AND OFFICES (year 1)								299
Aeroparque	NEW CONTROL TOWER AND OFFICES (year 2)								9,000
Aeroparque	RETROFFITING OF THE EXISTING SEWAGE PIPING (Stage 2)								350
Aeroparque	RETROFFITING OF THE EXISTING SEWAGE PIPING (Stage 3)								350
Aeroparque	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								2,626
Aeroparque	BUILDING IV								48,084
Aeroparque	BUILDING I – SOUTH PARKING								43,215
Aeroparque	NEW TAXIWAYS, APRON AND RUNWAY EXPANSION								57,365
Aeroparque	BUILDING V - DOMESTIC FLIGHTS								11,098
Aeroparque	CARGO TERMINAL								33,276
Aeroparque	BULDING VII - INTERNATIONAL								55,148
Aeroparque	BUILDING VI – CHECK IN								24,625
Aeroparque	PRESIDENTIAL TERMINAL – FBO - VARIOUS								20,760
Aeroparque	PAVEMENT MAINTENANCE AND REHABILITATION OF RUNWAY AND APRON AND MARGINS.								4,610
Aeroparque	PAVEMENT MAINTENANCE AND REHABILITATION OF RUNWAY AND APRON AND MARGINS.	373	373	373	373	373	373		2,610
Aeroparque	MAINTENANCE OF AIRFIELD LIGHTING SYSTEMS AND HORIZONTAL MARKINGS								2,400
Aeroparque	MAINTENANCE OF AIRFIELD LIGHTING SYSTEMS AND HORIZONTAL MARKINGS								2,400
Aeroparque	CHEMICAL BATHROOM TREATMENT PLANT AND SEWER PIPING RETROFITTING								1,150
Aeroparque	EXTRAORDINARY MAINTENANCE OF PASSENGER TERMINAL, year 11/ year 15								5,000
Aeroparque	EXTRAORDINARY MAINTENANCE OF PASSENGER TERMINAL, year 16/ year 22	1,143	1,143	1,143	1,143	1,143	1,143		8,000
Aeroparque	EXTRAORDINARY MAINTENANCE OF SOUTH VEHICLE STATION AND DIFFERENT BUILDINGS year 16/ year 22								4,500
Aeroparque	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	2,160	2,160	2,160	2,160	2,160	2,160	2,000	45,195
Total Aeroparque		3,675	3,675	3,675	3,675	3,675	3,675	2,000	382,061
San Rafael	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 10-28 HIRLS - NEW								748
San Rafael	TERMINAL RETROFITTING								690
San Rafael	SURFACE REPAVING OF RUNWAY 10-28								6,200
San Rafael	SHOULDER REPAVING OF RUNWAY 10-28								900
San Rafael	PAPI AIRFIELD LIGHTING SYSTEM FOR THRESHOLD 10-28								350
San Rafael	APRON REPAVING				800				800
San Rafael	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								120
San Rafael	AIRFIELD LIGHTING SYSTEM OF TAXIWAYS AND NEW HIRLS								150
San Rafael	FITTINGS IN AIR STATIONS								600
San Rafael	MAINTENANCE OF PERIMETER STREET								138
San Rafael	REPAVING OF RUNWAY 10-28				2,500				2,500
San Rafael	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 10-28 HIRLS - MAINTENANCE				300				300
San Rafael	RESTRUCTURING OF AIR STATION – MAINTENANCE				600				600
San Rafael	MINOR INTERVENTIONS IN AIR STATION								300
San Rafael	POWER PLANT WITH GENERATING SETS - MAINTENANCE								210
San Rafael	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	42	42	42	42	42	42		840
Total San Rafael		42	42	42	4,242	42	42		15,446
Bariloche	RUNWAY REPAVING								8,000
Bariloche	NEW INTERNAL SERVICE ROADS								1,000
Bariloche	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								1,035
Bariloche	TAWIWAY REPAVING (year 3)								4,000
Bariloche	APRON EXPANSION (stage 2)								4,704
Bariloche	SHOULDER REPAVING (year 5)								1,100
Bariloche	INSTALLATION OF AIRFIELD LIGHTING SYSTEM, ALS AND PAPI								1,800
Bariloche	DAY MARKING (year 4)								300

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Bariloche	PAX TERMINAL RESTRUCTURING (year 7)							2,000
Bariloche	APRON AND COMMERCIAL APRON EXPANSION								3,750
Bariloche	VEHICLE PARKING
Bariloche	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	240	240
Bariloche	COLLECTION OF PARKING CHARGES	300
Bariloche	PASSENGER FLOW RETROFITTING	300
Bariloche	LENGTHENING OF RUNWAY 11/29, MARGINS AND LEVELING OF STRIPS						5,175	5,175
Bariloche	MAINTENANCE AND REHABILITATION OF RUNWAY, TAXIWAYS AND APRONS
Bariloche	DAY MARKING MAINTENANCE (year 11- year 15)
Bariloche	DAY MARKING MAINTENANCE (year 16- year 22)
Bariloche	INTERNAL SERVICE ROADS
Bariloche	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Bariloche	PASSENGER TERMINAL RETROFITTING (year 11- year 15)
Bariloche	PASSENGER TERMINAL RETROFITTING (year 16- year 22)
Bariloche	SAFETY ROAD ADAPTATION
Bariloche	COMMERCIAL APRON LIGHTING		1,240
Bariloche	PARKING SPACES, ACCESSES AND ROADS
Bariloche	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			240	240	240	240	240	240
Bariloche	JOINT AND CRACK SEALING	220
Total Bariloche		7,399	2,680	4,740	1,040	240	5,415	8,515	3,990
Córdoba	NEW AIRFIELD LIGHTING SYSTEM FOR RUNWAY 18-36 AND ALS		1,900
Córdoba	FIRE/ NETWORK (included in COR 264)
Córdoba	REPAVING OF RUNWAY 18-36 AND TAXIWAYS			13,650
Córdoba	NEW CORDOBA TERMINAL (REDUC). STAGE I AND CONNECTOR	14,829
Córdoba	EXISTING TERMINAL RETROFITTING	5,000
Córdoba	REPAVING OF RUNWAY 5-23							8,000
Córdoba	NEW AIRFIELD LIGHTING SYSTEM FOR RUNWAY 5-23 HIGH INTENSITY BASIC		1,600
Córdoba	DIFFERENT INTERVENTIONS TO PAX TERMINAL (year 5)					2,000
Córdoba	DIFFERENT INTERVENTIONS TO PAX TERMINAL (year 9)
Córdoba	INFORMATION SIGNS	119
Córdoba	CATERING WASTE MANAGEMENT (year 6)						1,500
Córdoba	CCTV NETWORK AND CAMMERA (year 4)				400
Córdoba	CONTROL TOWER AND GPO							3,000
Córdoba	NEW UNCOVERED PARKING SPACE (year 6)
Córdoba	EXPANSION OF APRON AND GENERAL AVIATION APRON
Córdoba	WEATHER STATION RENOVATION (stage 1)
Córdoba	WEATHER STATION RELOCATION AND RENOVATION (stage 2)	724
Córdoba	TAXIWAY REPAVING				2,500
Córdoba	PLANE APRON LIGHTING		180
Córdoba	BUILDING OF PARALLEL TAXIWAY
Córdoba	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	678	678
Córdoba	DAY MARKINGS	86
Córdoba	LEVELING AND RECONDITIONING OF 05-23 RUNWAY STRIP
Córdoba	MAINTENANCE AND REPAIR OF RUNWAYS, TAXIWAYS AND APRONS (year 11- year 15)
Córdoba	DAY MARKING MAINTENANCE (year 11- year 15)
Córdoba	DAY MARKING MAINTENANCE (year 16- year 22)
Córdoba	TELESCOPIC JET WAYS
Córdoba	RETROFFITING OF NEW TERMINAL AND TELESCOPIC JET WAYS
Córdoba	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Bariloche	PAX TERMINAL RESTRUCTURING (year 7)
Bariloche	APRON AND COMMERCIAL APRON EXPANSION	3,750
Bariloche	VEHICLE PARKING	500
Bariloche	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Bariloche	COLLECTION OF PARKING CHARGES
Bariloche	PASSENGER FLOW RETROFITTING
Bariloche	LENGTHENING OF RUNWAY 11/29, MARGINS AND LEVELING OF STRIPS
Bariloche	MAINTENANCE AND REHABILITATION OF RUNWAY, TAXIWAYS AND APRONS								543
Bariloche	DAY MARKING MAINTENANCE (year 11- year 15)			440	440	440	440	440
Bariloche	DAY MARKING MAINTENANCE (year 16- year 22)								314
Bariloche	INTERNAL SERVICE ROADS			400	400	400	400	400
Bariloche	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT			240	240	240	240	240
Bariloche	PASSENGER TERMINAL RETROFITTING (year 11- year 15)			400	400	400	400	400
Bariloche	PASSENGER TERMINAL RETROFITTING (year 16- year 22)								429
Bariloche	SAFETY ROAD ADAPTATION			160	160	160	160	160
Bariloche	COMMERCIAL APRON LIGHTING
Bariloche	PARKING SPACES, ACCESSES AND ROADS								214
Bariloche	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	240	240	240	240	240	240	240	240
Bariloche	JOINT AND CRACK SEALING
Total Bariloche		4,490	240	1,880	1,880	1,880	5,880	5,880	1,740
Córdoba	NEW AIRFIELD LIGHTING SYSTEM FOR RUNWAY 18-36 AND ALS
Córdoba	FIRE/ NETWORK (included in COR 264)
Córdoba	REPAVING OF RUNWAY 18-36 AND TAXIWAYS
Córdoba	NEW CORDOBA TERMINAL (REDUC). STAGE I AND CONNECTOR
Córdoba	EXISTING TERMINAL RETROFITTING
Córdoba	REPAVING OF RUNWAY 5-23
Córdoba	NEW AIRFIELD LIGHTING SYSTEM FOR RUNWAY 5-23 HIGH INTENSITY BASIC
Córdoba	DIFFERENT INTERVENTIONS TO PAX TERMINAL (year 5)
Córdoba	DIFFERENT INTERVENTIONS TO PAX TERMINAL (year 9)	2,000
Córdoba	INFORMATION SIGNS
Córdoba	CATERING WASTE MANAGEMENT (year 6)
Córdoba	CCTV NETWORK AND CAMMERA (year 4)
Córdoba	CONTROL TOWER AND GPO
Córdoba	NEW UNCOVERED PARKING SPACE (year 6)	2,900
Córdoba	EXPANSION OF APRON AND GENERAL AVIATION APRON		6,000
Córdoba	WEATHER STATION RENOVATION (stage 1)
Córdoba	WEATHER STATION RELOCATION AND RENOVATION (stage 2)
Córdoba	TAXIWAY REPAVING
Córdoba	PLANE APRON LIGHTING
Córdoba	BUILDING OF PARALLEL TAXIWAY		20,681
Córdoba	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Córdoba	DAY MARKINGS
Córdoba	LEVELING AND RECONDITIONING OF 05-23 RUNWAY STRIP			1,060	1,060	1,060	1,060	1,060
Córdoba	MAINTENANCE AND REPAIR OF RUNWAYS, TAXIWAYS AND APRONS (year 11- year 15)			800	800	800	800	800
Córdoba	DAY MARKING MAINTENANCE (year 11- year 15)			320	320	320	320	320
Córdoba	DAY MARKING MAINTENANCE (year 16- year 22)								86
Córdoba	TELESCOPIC JET WAYS			680	680	680	680	680
Córdoba	RETROFFITING OF NEW TERMINAL AND TELESCOPIC JET WAYS								714
Córdoba	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								171

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Bariloche	PAX TERMINAL RESTRUCTURING (year 7)								2,000
Bariloche	APRON AND COMMERCIAL APRON EXPANSION								7,500
Bariloche	VEHICLE PARKING								500
Bariloche	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								480
Bariloche	COLLECTION OF PARKING CHARGES								300
Bariloche	PASSENGER FLOW RETROFITTING								300
Bariloche	LENGTHENING OF RUNWAY 11/29, MARGINS AND LEVELING OF STRIPS								10,350
Bariloche	MAINTENANCE AND REHABILITATION OF RUNWAY, TAXIWAYS AND APRONS	543	543	543	543	543	543		3,800
Bariloche	DAY MARKING MAINTENANCE (year 11- year 15)								2,200
Bariloche	DAY MARKING MAINTENANCE (year 16- year 22)	314	314	314	314	314	314		2,200
Bariloche	INTERNAL SERVICE ROADS								2,000
Bariloche	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								1,200
Bariloche	PASSENGER TERMINAL RETROFITTING (year 11- year 15)								2,000
Bariloche	PASSENGER TERMINAL RETROFITTING (year 16- year 22)	429	429	429	429	429	429		3,000
Bariloche	SAFETY ROAD ADAPTATION								800
Bariloche	COMMERCIAL APRON LIGHTING								1,240
Bariloche	PARKING SPACES, ACCESSES AND ROADS	214	214	214	214	214	214		1,500
Bariloche	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	240	240	240	240	240	240		4,802
Bariloche	JOINT AND CRACK SEALING								220
Total Bariloche		1,740	1,740	1,740	1,740	1,740	1,740		68,331
Córdoba	NEW AIRFIELD LIGHTING SYSTEM FOR RUNWAY 18-36 AND ALS								1,900
Córdoba	FIRE/ NETWORK (included in COR 264)
Córdoba	REPAVING OF RUNWAY 18-36 AND TAXIWAYS								13,650
Córdoba	NEW CORDOBA TERMINAL (REDUC). STAGE I AND CONNECTOR								14,829
Córdoba	EXISTING TERMINAL RETROFITTING								5,000
Córdoba	REPAVING OF RUNWAY 5-23								8,000
Córdoba	NEW AIRFIELD LIGHTING SYSTEM FOR RUNWAY 5-23 HIGH INTENSITY BASIC								1,600
Córdoba	DIFFERENT INTERVENTIONS TO PAX TERMINAL (year 5)								2,000
Córdoba	DIFFERENT INTERVENTIONS TO PAX TERMINAL (year 9)								2,000
Córdoba	INFORMATION SIGNS								119
Córdoba	CATERING WASTE MANAGEMENT (year 6)								1,500
Córdoba	CCTV NETWORK AND CAMMERA (year 4)								400
Córdoba	CONTROL TOWER AND GPO								3,000
Córdoba	NEW UNCOVERED PARKING SPACE (year 6)								2,900
Córdoba	EXPANSION OF APRON AND GENERAL AVIATION APRON								6,000
Córdoba	WEATHER STATION RENOVATION (stage 1)
Córdoba	WEATHER STATION RELOCATION AND RENOVATION (stage 2)								724
Córdoba	TAXIWAY REPAVING								2,500
Córdoba	PLANE APRON LIGHTING								180
Córdoba	BUILDING OF PARALLEL TAXIWAY								20,681
Córdoba	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								1,356
Córdoba	DAY MARKINGS								86
Córdoba	LEVELING AND RECONDITIONING OF 05-23 RUNWAY STRIP								5,300
Córdoba	MAINTENANCE AND REPAIR OF RUNWAYS, TAXIWAYS AND APRONS (year 11- year 15)								4,000
Córdoba	DAY MARKING MAINTENANCE (year 11- year 15)								1,600
Córdoba	DAY MARKING MAINTENANCE (year 16- year 22)	86	86	86	86	86	86		600
Córdoba	TELESCOPIC JET WAYS								3,400
Córdoba	RETROFFITING OF NEW TERMINAL AND TELESCOPIC JET WAYS	714	714	714	714	714	714		5,000
Córdoba	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	171	171	171	171	171	171		1,200

6 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Córdoba	MAINTENANCE AND REPAIR OF RUNWAYS, TAXIWAYS AND APRONS (year 16- year 22)
Córdoba	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			475	475	475	475	475	475
Total Córdoba		21,435	4,358	14,125	3,375	2,475	1,975	11,475	475
Comodoro Rivadavia	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES			768	768
Comodoro Rivadavia	FIRE / NETWORK	633
Comodoro Rivadavia	RUNWAY PAVEMENT REPAIR			1,000	1,000
Comodoro Rivadavia	TAWIWAY AND MARGIN REPAVING (year 5)					2,541
Comodoro Rivadavia	APRON REPAVING (year 5)					2,000
Comodoro Rivadavia	DAY MARKING (year 5)					240
Comodoro Rivadavia	STORM DRAINAGE SYSTEM					530
Comodoro Rivadavia	VEHICLE PARKING					250
Comodoro Rivadavia	PAX TERMINAL EXPANSION (year 7)							3,000
Comodoro Rivadavia	SAFETY ROAD (year 4)				600
Comodoro Rivadavia	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	155	155
Comodoro Rivadavia	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Comodoro Rivadavia	TAXIWAY AIR LIGHITING SYSTEM
Comodoro Rivadavia	ADAPTATION OF SAFETY ROAD AND WALL OF THE PERIMETER FENCE		700
Comodoro Rivadavia	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Comodoro Rivadavia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Comodoro Rivadavia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Comodoro Rivadavia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Comodoro Rivadavia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Comodoro Rivadavia	ROADS AND INTERNAL SERVICE ROADS
Comodoro Rivadavia	PASSENGER TERMINAL RETROFITTING
Comodoro Rivadavia	PARKING SPACES, ROADS AND INTERNAL ROADS
Comodoro Rivadavia	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			155	155	155	155	155	155
Total Comodoro Rivadavia		788	855	1,923	2,523	5,716	155	3,155	155
Catamarca	NEW HIGH INTENSITY SERIES AIRFIELD LIGHTING SYSTEM	1,747
Catamarca	REPAVING OF ROAD, TAXIWAYS AND APRON	6,728
Catamarca	ROAD SYSTEMS AND INTERNAL ROADS		1,000
Catamarca	RUNWAY DECONTAMINATION			120
Catamarca	SEWER LIQUID TREATMENT PLANT	263
Catamarca	DAY MARKING (year 2004)	345
Catamarca	SHOULDER REPAIR (year 10)
Catamarca	SAFETY ROAD			540	540
Catamarca	PAX TERMINAL RESTRUCTURING (year 8)								750
Catamarca	APRON EXPANSION (year 6)							2,300
Catamarca	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	68	68
Catamarca	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			68	68	68	68	68	68
Catamarca	PASSENGER TERMINAL RETROFITTING
Catamarca	PARKING SPACES, ROADS AND INTERNAL ROADS
Catamarca	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Catamarca	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Catamarca	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS year 11 – year 15
Catamarca	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Catamarca	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Catamarca	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Catamarca		9,150	1,068	728	608	68	68	2,368	818
Esquel	TERMINAL RETROFITTING			1,000

7 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Córdoba	MAINTENANCE AND REPAIR OF RUNWAYS, TAXIWAYS AND APRONS (year 16- year 22)								429
Córdoba	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	475	475	475	475	475	475	475	475
Total Córdoba		5,375	27,156	3,335	3,335	3,335	3,335	3,335	1,875
Comodoro Rivadavia	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES
Comodoro Rivadavia	FIRE / NETWORK
Comodoro Rivadavia	RUNWAY PAVEMENT REPAIR
Comodoro Rivadavia	TAWIWAY AND MARGIN REPAVING (year 5)
Comodoro Rivadavia	APRON REPAVING (year 5)
Comodoro Rivadavia	DAY MARKING (year 5)
Comodoro Rivadavia	STORM DRAINAGE SYSTEM
Comodoro Rivadavia	VEHICLE PARKING
Comodoro Rivadavia	PAX TERMINAL EXPANSION (year 7)
Comodoro Rivadavia	SAFETY ROAD (year 4)
Comodoro Rivadavia	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Comodoro Rivadavia	LEVELING AND RECONDITIONING OF RUNWAY STRIP			1,220	1,220	1,220	1,220	1,220
Comodoro Rivadavia	TAXIWAY AIR LIGHITING SYSTEM			340	340	340	340	340
Comodoro Rivadavia	ADAPTATION OF SAFETY ROAD AND WALL OF THE PERIMETER FENCE
Comodoro Rivadavia	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								257
Comodoro Rivadavia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			500	500	500	500	500
Comodoro Rivadavia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								357
Comodoro Rivadavia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			360	360	360	360	360
Comodoro Rivadavia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								257
Comodoro Rivadavia	ROADS AND INTERNAL SERVICE ROADS			240	240	240	240	240
Comodoro Rivadavia	PASSENGER TERMINAL RETROFITTING			320	320	320	320	320
Comodoro Rivadavia	PARKING SPACES, ROADS AND INTERNAL ROADS								114
Comodoro Rivadavia	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	155	155	155	155	155	155	155	155
Total Comodoro Rivadavia		155	155	3,135	3,135	3,135	3,135	3,135	1,141
Catamarca	NEW HIGH INTENSITY SERIES AIRFIELD LIGHTING SYSTEM
Catamarca	REPAVING OF ROAD, TAXIWAYS AND APRON
Catamarca	ROAD SYSTEMS AND INTERNAL ROADS
Catamarca	RUNWAY DECONTAMINATION
Catamarca	SEWER LIQUID TREATMENT PLANT
Catamarca	DAY MARKING (year 2004)
Catamarca	SHOULDER REPAIR (year 10)		1,000
Catamarca	SAFETY ROAD
Catamarca	PAX TERMINAL RESTRUCTURING (year 8)	750
Catamarca	APRON EXPANSION (year 6)
Catamarca	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Catamarca	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	68	68	68	68	68	68	68	68
Catamarca	PASSENGER TERMINAL RETROFITTING			240	240	240	240	240
Catamarca	PARKING SPACES, ROADS AND INTERNAL ROADS								57
Catamarca	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								129
Catamarca	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
Catamarca	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS year 11 – year 15			200	200	200	200	200
Catamarca	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Catamarca	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			180	180	180	180	180
Catamarca	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								129
Total Catamarca		818	1,068	688	688	688	688	688	639
Esquel	TERMINAL RETROFITTING

8 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Córdoba	MAINTENANCE AND REPAIR OF RUNWAYS, TAXIWAYS AND APRONS (year 16- year 22)	429	429	429	429	429	429		3,000
Córdoba	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	475	475	475	475	475	475		9,492
Total Córdoba		1,875	1,875	1,875	1,875	1,875	1,875		122,016
Comodoro Rivadavia	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES								1,535
Comodoro Rivadavia	FIRE / NETWORK								633
Comodoro Rivadavia	RUNWAY PAVEMENT REPAIR								2,000
Comodoro Rivadavia	TAWIWAY AND MARGIN REPAVING (year 5)								2,541
Comodoro Rivadavia	APRON REPAVING (year 5)								2,000
Comodoro Rivadavia	DAY MARKING (year 5)								240
Comodoro Rivadavia	STORM DRAINAGE SYSTEM								530
Comodoro Rivadavia	VEHICLE PARKING								250
Comodoro Rivadavia	PAX TERMINAL EXPANSION (year 7)								3,000
Comodoro Rivadavia	SAFETY ROAD (year 4)								600
Comodoro Rivadavia	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								310
Comodoro Rivadavia	LEVELING AND RECONDITIONING OF RUNWAY STRIP								6,100
Comodoro Rivadavia	TAXIWAY AIR LIGHITING SYSTEM								1,700
Comodoro Rivadavia	ADAPTATION OF SAFETY ROAD AND WALL OF THE PERIMETER FENCE								700
Comodoro Rivadavia	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	257	257	257	257	257	257		1,800
Comodoro Rivadavia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								2,500
Comodoro Rivadavia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	357	357	357	357	357	357		2,500
Comodoro Rivadavia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,800
Comodoro Rivadavia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	257	257	257	257	257	257		1,800
Comodoro Rivadavia	ROADS AND INTERNAL SERVICE ROADS								1,200
Comodoro Rivadavia	PASSENGER TERMINAL RETROFITTING								1,600
Comodoro Rivadavia	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
Comodoro Rivadavia	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	155	155	155	155	155	155		3,108
Total Comodoro Rivadavia		1,141	1,141	1,141	1,141	1,141	1,141		39,247
Catamarca	NEW HIGH INTENSITY SERIES AIRFIELD LIGHTING SYSTEM								1,747
Catamarca	REPAVING OF ROAD, TAXIWAYS AND APRON								6,728
Catamarca	ROAD SYSTEMS AND INTERNAL ROADS								1,000
Catamarca	RUNWAY DECONTAMINATION								120
Catamarca	SEWER LIQUID TREATMENT PLANT								263
Catamarca	DAY MARKING (year 2004)								345
Catamarca	SHOULDER REPAIR (year 10)								1,000
Catamarca	SAFETY ROAD								1,080
Catamarca	PAX TERMINAL RESTRUCTURING (year 8)								1,500
Catamarca	APRON EXPANSION (year 6)								2,300
Catamarca	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								136
Catamarca	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	68	68	68	68	68	68		1,358
Catamarca	PASSENGER TERMINAL RETROFITTING								1,200
Catamarca	PARKING SPACES, ROADS AND INTERNAL ROADS	57	57	57	57	57	57		400
Catamarca	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	129	129	129	129	129	129		900
Catamarca	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
Catamarca	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS year 11 – year 15								1,000
Catamarca	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Catamarca	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								900
Catamarca	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	129	129	129	129	129	129		900
Total Catamarca		639	639	639	639	639	639		24,676
Esquel	TERMINAL RETROFITTING								1,000

9 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Esquel	BASIC HIGH INTENSITY AIRFIELD LIGHTING			650	650
Esquel	RUNWAY DECONTAMINATION, FILLING OF JOINTS AND CRACKS	360
Esquel	RUNWAY REPAVING (year 8)								9,000
Esquel	TAXIWAY REPAVING
Esquel	APRON REPAVING (year 5)
Esquel	SHOULDER REPAVING (year 4)								400
Esquel	SAFETY ROAD					600
Esquel	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION				1,000
Esquel	APRON EXPANSION (2016)
Esquel	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	49	49
Esquel	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			49	49	49	49	49	49
Esquel	PASSENGER TERMINAL RETROFITTING
Esquel	PARKING SPACES, ROADS AND INTERNAL ROADS
Esquel	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Esquel	ADEQUATION OF SAFETY ROAD AND PERIMETER FENCE
Esquel	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS year 11 – year 15
Esquel	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Esquel	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Esquel	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Esquel		409	49	1,699	1,699	649	49	49	9,449
Ezeiza	MOVE OF AEROLINEAS ARGENTINAS TO TERMINAL A	1,315
Ezeiza	GARBAGE DUMP SANITATION		455	545
Ezeiza	AIRFIELD LIGHTING RING (stage 1)	1,050
Ezeiza	REP. OF TAXIWAY AND AIRFIELD LIGHTING ALF, BRA, JULIETTE, CARGO APRON STAGE 2 (sub-stage 3 2006)	3,395
Ezeiza	SURFACE REPAVING IN APRON, 9 TO 13 POSITIONS (STAGE 3)	3,767
Ezeiza	SURFACE REPAVING IN APRON, 2 TO 8 POSITIONS (STAGE 4)	3,039
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN MAIN TAXIWAY (ACROSS FROM APRON 8 TO 2 POSITION) (STAGE 5)	2,471	1,736
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY CHARLY (STAGE 6)		1,575
Ezeiza	PERIMETER FENCE				750
Ezeiza	INTERNATIONAL TERMINAL RETROFITTING
Ezeiza	INTERNATIONAL PASSENGER TERMINAL RETROFITTING (year 16- year 22)
Ezeiza	DOMESTIC PASSENGER TERMINAL RETROFITTING (year 16- year 22)
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY HOTEL (STAGE 7)	4,050
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY GOLF (STAGE 9)	1,253	1,879
Ezeiza	MAINTENANCE AND REHABILITATION OF PAVEMENTS OF H° , OF RUNWAYS, TAXIWAYS AND APRONS (year 11 - year 15)
Ezeiza	MAINTENANCE AND REHABILITATION OF PAVEMENTS OF H° , OF RUNWAYS, TAXIWAYS AND APRONS (year 16 - year 22)
Ezeiza	ADAPTATION OF PERIMETER FENCE, SAFETY ROAD AND SIGNS (year 16 – year 22)
Ezeiza	DAY MARKING (year 11- year 15)
Ezeiza	DAY MARKING (year 16- year 22)
Ezeiza	FIRE NETWORK RENOVATION
Ezeiza	TELESCOPIC JET WAYS
Ezeiza	COMMERCIAL APRON EXPANSION
Ezeiza	SALS AIRFIELD LIGHTING SYSTEM FOR RUNWAY 11-29						750
Ezeiza	CATERING WASTE MATERIAL MANAGEMENT				1,700
Ezeiza	RUNWAY MT RING (year 6)
Ezeiza	FIRE-FIGHTERS’ SATELLITE STATION AND PLATFORM CONTROL					1,750
Ezeiza	RETROFITTING OF MONITORING SYSTEM AND AIRFIELD LIGHTING SYSTEM CONTROL		2,603
Ezeiza	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	2,965	3,798
Ezeiza	FIRE-FIGHTING HYDRATING SYSTEMS IN APRON	850

10 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Esquel	BASIC HIGH INTENSITY AIRFIELD LIGHTING
Esquel	RUNWAY DECONTAMINATION, FILLING OF JOINTS AND CRACKS
Esquel	RUNWAY REPAVING (year 8)
Esquel	TAXIWAY REPAVING	1,000
Esquel	APRON REPAVING (year 5)		1,000
Esquel	SHOULDER REPAVING (year 4)
Esquel	SAFETY ROAD
Esquel	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION
Esquel	APRON EXPANSION (2016)			1,400
Esquel	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Esquel	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	49	49	49	49	49	49	49	49
Esquel	PASSENGER TERMINAL RETROFITTING			80	80	80	80	80
Esquel	PARKING SPACES, ROADS AND INTERNAL ROADS								29
Esquel	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								57
Esquel	ADEQUATION OF SAFETY ROAD AND PERIMETER FENCE								29
Esquel	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS year 11 – year 15			200	200	200	200	200
Esquel	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Esquel	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			120	120	120	120	120
Esquel	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								86
Total Esquel		1,049	1,049	1,849	449	449	449	449	392
Ezeiza	MOVE OF AEROLINEAS ARGENTINAS TO TERMINAL A
Ezeiza	GARBAGE DUMP SANITATION
Ezeiza	AIRFIELD LIGHTING RING (stage 1)
Ezeiza	REP. OF TAXIWAY AND AIRFIELD LIGHTING ALF, BRA, JULIETTE, CARGO APRON STAGE 2 (sub-stage 3 2006)
Ezeiza	SURFACE REPAVING IN APRON, 9 TO 13 POSITIONS (STAGE 3)
Ezeiza	SURFACE REPAVING IN APRON, 2 TO 8 POSITIONS (STAGE 4)
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN MAIN TAXIWAY (ACROSS FROM APRON 8 TO 2 POSITION) (STAGE 5)
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY CHARLY (STAGE 6)
Ezeiza	PERIMETER FENCE
Ezeiza	INTERNATIONAL TERMINAL RETROFITTING					13,500	13,500
Ezeiza	INTERNATIONAL PASSENGER TERMINAL RETROFITTING (year 16- year 22)								1,571
Ezeiza	DOMESTIC PASSENGER TERMINAL RETROFITTING (year 16- year 22)								2,214
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY HOTEL (STAGE 7)
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY GOLF (STAGE 9)
Ezeiza	MAINTENANCE AND REHABILITATION OF PAVEMENTS OF H° , OF RUNWAYS, TAXIWAYS AND APRONS (year 11 - year 15)					3,500	3,500	3,500
Ezeiza	MAINTENANCE AND REHABILITATION OF PAVEMENTS OF H° , OF RUNWAYS, TAXIWAYS AND APRONS (year 16 - year 22)								2,857
Ezeiza	ADAPTATION OF PERIMETER FENCE, SAFETY ROAD AND SIGNS (year 16 – year 22)								1,000
Ezeiza	DAY MARKING (year 11- year 15)			130	130	130	130	130
Ezeiza	DAY MARKING (year 16- year 22)								93
Ezeiza	FIRE NETWORK RENOVATION			300	300	300	300	300
Ezeiza	TELESCOPIC JET WAYS								486
Ezeiza	COMMERCIAL APRON EXPANSION			4,280	4,280	4,280	4,280	4,280
Ezeiza	SALS AIRFIELD LIGHTING SYSTEM FOR RUNWAY 11-29
Ezeiza	CATERING WASTE MATERIAL MANAGEMENT
Ezeiza	RUNWAY MT RING (year 6)	8,000	10,000
Ezeiza	FIRE-FIGHTERS’ SATELLITE STATION AND PLATFORM CONTROL
Ezeiza	RETROFITTING OF MONITORING SYSTEM AND AIRFIELD LIGHTING SYSTEM CONTROL
Ezeiza	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Ezeiza	FIRE-FIGHTING HYDRATING SYSTEMS IN APRON

11 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Esquel	BASIC HIGH INTENSITY AIRFIELD LIGHTING								1,300
Esquel	RUNWAY DECONTAMINATION, FILLING OF JOINTS AND CRACKS								360
Esquel	RUNWAY REPAVING (year 8)								9,000
Esquel	TAXIWAY REPAVING								1,000
Esquel	APRON REPAVING (year 5)								1,000
Esquel	SHOULDER REPAVING (year 4)								400
Esquel	SAFETY ROAD								600
Esquel	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION								1,000
Esquel	APRON EXPANSION (2016)								1,400
Esquel	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								98
Esquel	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	49	49	49	49	49	49		980
Esquel	PASSENGER TERMINAL RETROFITTING								400
Esquel	PARKING SPACES, ROADS AND INTERNAL ROADS	29	29	29	29	29	29		200
Esquel	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	57	57	57	57	57	57		400
Esquel	ADEQUATION OF SAFETY ROAD AND PERIMETER FENCE	29	29	29	29	29	29		200
Esquel	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS year 11 – year 15								1,000
Esquel	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Esquel	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								600
Esquel	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	86	86	86	86	86	86		600
Total Esquel		392	392	392	392	392	392		22,538
Ezeiza	MOVE OF AEROLINEAS ARGENTINAS TO TERMINAL A								1,315
Ezeiza	GARBAGE DUMP SANITATION								1,000
Ezeiza	AIRFIELD LIGHTING RING (stage 1)								1,050
Ezeiza	REP. OF TAXIWAY AND AIRFIELD LIGHTING ALF, BRA, JULIETTE, CARGO APRON STAGE 2 (sub-stage 3 2006)								3,395
Ezeiza	SURFACE REPAVING IN APRON, 9 TO 13 POSITIONS (STAGE 3)								3,767
Ezeiza	SURFACE REPAVING IN APRON, 2 TO 8 POSITIONS (STAGE 4)								3,039
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN MAIN TAXIWAY (ACROSS FROM APRON 8 TO 2 POSITION) (STAGE 5)								4,207
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY CHARLY (STAGE 6)								1,575
Ezeiza	PERIMETER FENCE								750
Ezeiza	INTERNATIONAL TERMINAL RETROFITTING								27,000
Ezeiza	INTERNATIONAL PASSENGER TERMINAL RETROFITTING (year 16- year 22)	1,571	1,571	1,571	1,571	1,571	1,571		11,000
Ezeiza	DOMESTIC PASSENGER TERMINAL RETROFITTING (year 16- year 22)	2,214	2,214	2,214	2,214	2,214	2,214		15,500
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY HOTEL (STAGE 7)								4,050
Ezeiza	SURFACE REPAVING AND AIRFIELD LIGHTING SYSTEM IN TAXIWAY GOLF (STAGE 9)								3,132
Ezeiza	MAINTENANCE AND REHABILITATION OF PAVEMENTS OF H° , OF RUNWAYS, TAXIWAYS AND APRONS (year 11 - year 15)								10,500
Ezeiza	MAINTENANCE AND REHABILITATION OF PAVEMENTS OF H° , OF RUNWAYS, TAXIWAYS AND APRONS (year 16 - year 22)	2,857	2,857	2,857	2,857	2,857	2,857		20,000
Ezeiza	ADAPTATION OF PERIMETER FENCE, SAFETY ROAD AND SIGNS (year 16 – year 22)	1,000	1,000	1,000	1,000	1,000	1,000		7,000
Ezeiza	DAY MARKING (year 11- year 15)								650
Ezeiza	DAY MARKING (year 16- year 22)	93	93	93	93	93	93		650
Ezeiza	FIRE NETWORK RENOVATION								1,500
Ezeiza	TELESCOPIC JET WAYS	486	486	486	486	486	486		3,400
Ezeiza	COMMERCIAL APRON EXPANSION								21,400
Ezeiza	SALS AIRFIELD LIGHTING SYSTEM FOR RUNWAY 11-29								750
Ezeiza	CATERING WASTE MATERIAL MANAGEMENT								1,700
Ezeiza	RUNWAY MT RING (year 6)								18,000
Ezeiza	FIRE-FIGHTERS’ SATELLITE STATION AND PLATFORM CONTROL								1,750
Ezeiza	RETROFITTING OF MONITORING SYSTEM AND AIRFIELD LIGHTING SYSTEM CONTROL								2,603
Ezeiza	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								6,763
Ezeiza	FIRE-FIGHTING HYDRATING SYSTEMS IN APRON								850

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Ezeiza	ARRIVAL MIGRATION SECTION RESTRUCTURING IN TERMINAL A (1-5)	1,500
Ezeiza	RENOVATION OF ARSA SUB-STATION AND MT FEEDER		873
Ezeiza	RENOVATION OF INTERNATIONAL SET TGBT BOARDS		719
Ezeiza	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	550	440
Ezeiza	APRONS Phase I		9,493	9,493
Ezeiza	APRONS Phase II				9,093
Ezeiza	APRONS Phase III					14,439
Ezeiza	TAXIWAYS				33,816	33,816
Ezeiza	MARKINGS, LIGHTING AND AIRFIELD LIGHTING SYSTEMS			1,140	1,140	1,140	1,140	1,140
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase I)		2,620	7,859
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase II)			26,195	26,195
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase II)				10,478	10,478
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase IVI)
Ezeiza	APRON CONTROL							1,108
Ezeiza	HALL WITH MIRRORS AND CONCOURSE (Phase I)				34,068	34,068
Ezeiza	HALL WITH MIRRORS AND CONCOURSE (Phase II)
Ezeiza	SOUTH FINGER					16,359	16,359	16,359
Ezeiza	PARKING				16,195	16,195
Ezeiza	BRIDGES TO JET WAYS				8,963	8,963
Ezeiza	DEMOLITIONS Phase I		3,041
Ezeiza	DEMOLITIONS Phase II			1,369	1,369
Ezeiza	ROAD SYSTEMS				1,711	1,711
Ezeiza	MISCELLANEOUS INSTALLATIONS						1,639	1,639	1,639
Ezeiza	ADVANCED SURVEY OF HYDRAULIC NETWORKS (STAGE 2)	600
Ezeiza	COVERED AND UNCOVERED PARKING LOTS (year 11- year 15)
Ezeiza	COVERED AND UNCOVERED PARKING LOTS (year 16- year 22)
Ezeiza	GENERAL AVIATION TERMINAL AND PARKING LOTS (year 11 – year 15)
Ezeiza	ELECTRICAL, WATER, FIRE AND SEWER SYSTEMS, AND SEWER TREATMENT PLANTS AND CHEMICAL BATHROOMS (year 11 – year 15).
Ezeiza	ELECTRICAL, WATER, FIRE AND SEWER SYSTEMS, AND SEWER TREATMENT PLANTS AND CHEMICAL BATHROOMS (year 16 – year 22).
Ezeiza	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			2,349	2,467	1,860	1,860	1,859	3,919
Ezeiza	REPAVING OF RUNWAY 11-29				10,000	10,000
Ezeiza	REPAVING OF RUNWAY 17-35								25,874
Total Ezeiza		26,805	29,231	48,950	157,946	150,780	21,749	22,106	31,433
Formosa	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES			1,306
Formosa	FIRE-FIGHTING NETWORK	690
Formosa	EXISTING TERMINAL RETROFITTING	610
Formosa	RUNWAY REPAVING AND STRIP ADAPTATION
Formosa	TAXIWAY REPAVING
Formosa	APRON REPAVING
Formosa	SERVICE ROAD				400
Formosa	SAFETY ROAD								700
Formosa	PAX TERMINAL RESTRUCTURING
Formosa	APRON EXPANSION				850
Formosa	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	42	42
Formosa	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			42	42	42	42	42	42
Formosa	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Formosa	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Formosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Formosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)

13 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Ezeiza	ARRIVAL MIGRATION SECTION RESTRUCTURING IN TERMINAL A (1-5)
Ezeiza	RENOVATION OF ARSA SUB-STATION AND MT FEEDER
Ezeiza	RENOVATION OF INTERNATIONAL SET TGBT BOARDS
Ezeiza	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Ezeiza	APRONS Phase I
Ezeiza	APRONS Phase II
Ezeiza	APRONS Phase III
Ezeiza	TAXIWAYS
Ezeiza	MARKINGS, LIGHTING AND AIRFIELD LIGHTING SYSTEMS
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase I)
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase II)
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase II)
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase IVI)	20,956
Ezeiza	APRON CONTROL
Ezeiza	HALL WITH MIRRORS AND CONCOURSE (Phase I)
Ezeiza	HALL WITH MIRRORS AND CONCOURSE (Phase II)	22,712	22,712	8,000
Ezeiza	SOUTH FINGER
Ezeiza	PARKING
Ezeiza	BRIDGES TO JET WAYS
Ezeiza	DEMOLITIONS Phase I
Ezeiza	DEMOLITIONS Phase II
Ezeiza	ROAD SYSTEMS
Ezeiza	MISCELLANEOUS INSTALLATIONS	1,639
Ezeiza	ADVANCED SURVEY OF HYDRAULIC NETWORKS (STAGE 2)
Ezeiza	COVERED AND UNCOVERED PARKING LOTS (year 11- year 15)		3,167	3,167	3,167	3,167	3,167	3,167
Ezeiza	COVERED AND UNCOVERED PARKING LOTS (year 16- year 22)								1,714
Ezeiza	GENERAL AVIATION TERMINAL AND PARKING LOTS (year 11 – year 15)			600	600	600	600	600
Ezeiza	ELECTRICAL, WATER, FIRE AND SEWER SYSTEMS, AND SEWER TREATMENT PLANTS AND CHEMICAL BATHROOMS (year 11 – year 15).			700	700	700	700	700
Ezeiza	ELECTRICAL, WATER, FIRE AND SEWER SYSTEMS, AND SEWER TREATMENT PLANTS AND CHEMICAL BATHROOMS (year 16 – year 22).								329
Ezeiza	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	2,660	2,619	3,198	1,198	1,198	2,198	2,198	2,043
Ezeiza	REPAVING OF RUNWAY 11-29
Ezeiza	REPAVING OF RUNWAY 17-35
Total Ezeiza		55,968	38,498	20,375	10,375	27,375	28,375	14,875	12,307
Formosa	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES
Formosa	FIRE-FIGHTING NETWORK
Formosa	EXISTING TERMINAL RETROFITTING
Formosa	RUNWAY REPAVING AND STRIP ADAPTATION	8,500
Formosa	TAXIWAY REPAVING	700
Formosa	APRON REPAVING	400
Formosa	SERVICE ROAD
Formosa	SAFETY ROAD
Formosa	PAX TERMINAL RESTRUCTURING		1,000
Formosa	APRON EXPANSION
Formosa	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Formosa	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	42	42	42	42	42	42	42	42
Formosa	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								71
Formosa	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								86
Formosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Formosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143

14 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Ezeiza	ARRIVAL MIGRATION SECTION RESTRUCTURING IN TERMINAL A (1-5)								1,500
Ezeiza	RENOVATION OF ARSA SUB-STATION AND MT FEEDER								873
Ezeiza	RENOVATION OF INTERNATIONAL SET TGBT BOARDS								719
Ezeiza	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								990
Ezeiza	APRONS Phase I								18,985
Ezeiza	APRONS Phase II								9,093
Ezeiza	APRONS Phase III								14,439
Ezeiza	TAXIWAYS								67,632
Ezeiza	MARKINGS, LIGHTING AND AIRFIELD LIGHTING SYSTEMS								5,702
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase I)								10,478
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase II)								52,391
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase II)								20,956
Ezeiza	CASE AND CIRCULATING CONNECTION (Phase IVI)								20,956
Ezeiza	APRON CONTROL								1,108
Ezeiza	HALL WITH MIRRORS AND CONCOURSE (Phase I)								68,137
Ezeiza	HALL WITH MIRRORS AND CONCOURSE (Phase II)								53,424
Ezeiza	SOUTH FINGER								49,076
Ezeiza	PARKING								32,390
Ezeiza	BRIDGES TO JET WAYS								17,927
Ezeiza	DEMOLITIONS Phase I								3,041
Ezeiza	DEMOLITIONS Phase II								2,737
Ezeiza	ROAD SYSTEMS								3,421
Ezeiza	MISCELLANEOUS INSTALLATIONS								6,558
Ezeiza	ADVANCED SURVEY OF HYDRAULIC NETWORKS (STAGE 2)								600
Ezeiza	COVERED AND UNCOVERED PARKING LOTS (year 11- year 15)								19,000
Ezeiza	COVERED AND UNCOVERED PARKING LOTS (year 16- year 22)	1,714	1,714	1,714	1,714	1,714	1,714		12,000
Ezeiza	GENERAL AVIATION TERMINAL AND PARKING LOTS (year 11 – year 15)								3,000
Ezeiza	ELECTRICAL, WATER, FIRE AND SEWER SYSTEMS, AND SEWER TREATMENT PLANTS AND CHEMICAL BATHROOMS (year 11 – year 15).								3,500
Ezeiza	ELECTRICAL, WATER, FIRE AND SEWER SYSTEMS, AND SEWER TREATMENT PLANTS AND CHEMICAL BATHROOMS (year 16 – year 22).	329	329	329	329	329	329		2,300
Ezeiza	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	2,043	2,043	2,043	2,043	2,043	2,043	2,002	45,885
Ezeiza	REPAVING OF RUNWAY 11-29								20,000
Ezeiza	REPAVING OF RUNWAY 17-35								25,874
Total Ezeiza		12,307	12,307	12,307	12,307	12,307	12,307	2,002	772,990
Formosa	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES								1,306
Formosa	FIRE-FIGHTING NETWORK								690
Formosa	EXISTING TERMINAL RETROFITTING								610
Formosa	RUNWAY REPAVING AND STRIP ADAPTATION								8,500
Formosa	TAXIWAY REPAVING								700
Formosa	APRON REPAVING								400
Formosa	SERVICE ROAD								400
Formosa	SAFETY ROAD								700
Formosa	PAX TERMINAL RESTRUCTURING								1,000
Formosa	APRON EXPANSION								850
Formosa	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								84
Formosa	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	42	42	42	42	42	42		840
Formosa	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	71	71	71	71	71	71		500
Formosa	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	86	86	86	86	86	86		600
Formosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Formosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000

15 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Formosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Formosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Formosa		1,342	42	1,348	1,292	42	42	42	742
Gral. Pico	PERIMETER FENCE (final stage)	60
Gral. Pico	LEVELING OF RUNWAY STRIP EDGE AND SOLUTION FOR FLOODING	276	505
Gral. Pico	PAVEMENT REPAIRS IN RUNWAY, APRON AND TAXIWAYS		571	1,429
Gral. Pico	DAY MARKING OF RUNWAY, APRON AND TAXIWAYS	394
Gral. Pico	RUNWAY REPAVING							3,000
Gral. Pico	PAX TERMINAL EXPANSION								600
Gral. Pico	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	51	51
Gral. Pico	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			51	51	51	51	51	51
Gral. Pico	PASSENGER TERMINAL RETROFITTING
Gral. Pico	PARKING SPACES, ROADS AND INTERNAL ROADS
Gral. Pico	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Gral. Pico	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Gral. Pico	TAXIWAY AIR LIGHITING SYSTEM
Gral. Pico	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Gral. Pico	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Gral. Pico	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Gral. Pico	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Gral. Pico	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Gral. Pico		781	1,128	1,480	51	51	51	3,051	651
Iguazú	PAX TERMINAL RETROFITTING	5,000
Iguazú	REPAVING OF TAXIWAYS AND APRON							5,580
Iguazú	DRINKING WATER NETWORK		242	104
Iguazú	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT		483	207
Iguazú	PAX TERMINAL RETROFITTING (year 8)								3,000
Iguazú	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION		1,000
Iguazú	APRON EXPANSION			3,000
Iguazú	CONTROL TOWER			1,250
Iguazú	LIGHTING OF ACCESSES AND SERVICE ROADS		350
Iguazú	ELECTRICAL NETWORK TO RADIO AIDS		1,200
Iguazú	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	170	170
Iguazú	RUNWAY MARGINS					3,000
Iguazú	COMMERCIAL AND CARGO APRON EXPANSION
Iguazú	PAX TERMINAL RETROFITTING
Iguazú	DAY MARKINGS				360
Iguazú	HIGH INTENSITY AIRFIELD LIGHTING SYSTEM
Iguazú	STRIP LEVELING AND RETROFITTING
Iguazú	TAXIWAYS
Iguazú	COMMERCIAL AND CARGO APRON LIGHTING			340
Iguazú	ALS AIRFIELD LIGHTING AND VERTICAL MARKINGS
Iguazú	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, APRONS AND TAXIWAYS
Iguazú	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, APRONS AND TAXIWAYS
Iguazú	ACCESSES AND INTERNAL ROADS
Iguazú	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			170	170	170	170	170	170
Total Iguazú		5,170	3,445	5,071	530	3,170	170	5,750	3,170
La Rioja	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES (STAGE I)		2,940
La Rioja	SURFACE REPAVING – APRON AND TAXIWAYS								1,000

16 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Formosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			180	180	180	180	180
Formosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								129
Total Formosa		9,642	1,042	422	422	422	422	422	471
Gral. Pico	PERIMETER FENCE (final stage)
Gral. Pico	LEVELING OF RUNWAY STRIP EDGE AND SOLUTION FOR FLOODING
Gral. Pico	PAVEMENT REPAIRS IN RUNWAY, APRON AND TAXIWAYS
Gral. Pico	DAY MARKING OF RUNWAY, APRON AND TAXIWAYS
Gral. Pico	RUNWAY REPAVING
Gral. Pico	PAX TERMINAL EXPANSION
Gral. Pico	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Gral. Pico	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	51	51	51	51	51	51	51	51
Gral. Pico	PASSENGER TERMINAL RETROFITTING								171
Gral. Pico	PARKING SPACES, ROADS AND INTERNAL ROADS								57
Gral. Pico	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								114
Gral. Pico	LEVELING AND RECONDITIONING OF RUNWAY STRIP			180	180	180	180	180
Gral. Pico	TAXIWAY AIR LIGHITING SYSTEM			340	340	340	340	340
Gral. Pico	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								257
Gral. Pico	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Gral. Pico	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Gral. Pico	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			480	480	480	480	480
Gral. Pico	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								343
Total Gral. Pico		51	51	1,251	1,251	1,251	1,251	1,251	1,137
Iguazú	PAX TERMINAL RETROFITTING
Iguazú	REPAVING OF TAXIWAYS AND APRON
Iguazú	DRINKING WATER NETWORK
Iguazú	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Iguazú	PAX TERMINAL RETROFITTING (year 8)
Iguazú	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION
Iguazú	APRON EXPANSION
Iguazú	CONTROL TOWER
Iguazú	LIGHTING OF ACCESSES AND SERVICE ROADS
Iguazú	ELECTRICAL NETWORK TO RADIO AIDS
Iguazú	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Iguazú	RUNWAY MARGINS
Iguazú	COMMERCIAL AND CARGO APRON EXPANSION			700	700	700	700	700
Iguazú	PAX TERMINAL RETROFITTING								821
Iguazú	DAY MARKINGS
Iguazú	HIGH INTENSITY AIRFIELD LIGHTING SYSTEM			280	280	280	280	280
Iguazú	STRIP LEVELING AND RETROFITTING	240	240	240	240	240
Iguazú	TAXIWAYS			142	142	142	142	142
Iguazú	COMMERCIAL AND CARGO APRON LIGHTING
Iguazú	ALS AIRFIELD LIGHTING AND VERTICAL MARKINGS			300	300	300	300	300
Iguazú	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, APRONS AND TAXIWAYS			500	500	500	500	500
Iguazú	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, APRONS AND TAXIWAYS								357
Iguazú	ACCESSES AND INTERNAL ROADS			60	60	60	60	60
Iguazú	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	170	170	170	170	170	170	170	170
Total Iguazú		410	410	2,392	2,392	2,392	2,152	2,152	1,349
La Rioja	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES (STAGE I)
La Rioja	SURFACE REPAVING – APRON AND TAXIWAYS	1,000

17 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Formosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								900
Formosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	129	129	129	129	129	129		900
Total Formosa		471	471	471	471	471	471		20,980
Gral. Pico	PERIMETER FENCE (final stage)								60
Gral. Pico	LEVELING OF RUNWAY STRIP EDGE AND SOLUTION FOR FLOODING								781
Gral. Pico	PAVEMENT REPAIRS IN RUNWAY, APRON AND TAXIWAYS								2,000
Gral. Pico	DAY MARKING OF RUNWAY, APRON AND TAXIWAYS								394
Gral. Pico	RUNWAY REPAVING								3,000
Gral. Pico	PAX TERMINAL EXPANSION								600
Gral. Pico	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								102
Gral. Pico	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	51	51	51	51	51	51		1,022
Gral. Pico	PASSENGER TERMINAL RETROFITTING	171	171	171	171	171	171		1,200
Gral. Pico	PARKING SPACES, ROADS AND INTERNAL ROADS	57	57	57	57	57	57		400
Gral. Pico	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	114	114	114	114	114	114		800
Gral. Pico	LEVELING AND RECONDITIONING OF RUNWAY STRIP								900
Gral. Pico	TAXIWAY AIR LIGHITING SYSTEM								1,700
Gral. Pico	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	257	257	257	257	257	257		1,800
Gral. Pico	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Gral. Pico	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Gral. Pico	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								2,400
Gral. Pico	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	343	343	343	343	343	343		2,400
Total Gral. Pico		1,137	1,137	1,137	1,137	1,137	1,137		21,560
Iguazú	PAX TERMINAL RETROFITTING								5,000
Iguazú	REPAVING OF TAXIWAYS AND APRON								5,580
Iguazú	DRINKING WATER NETWORK								345
Iguazú	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								690
Iguazú	PAX TERMINAL RETROFITTING (year 8)								3,000
Iguazú	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION								1,000
Iguazú	APRON EXPANSION								3,000
Iguazú	CONTROL TOWER								1,250
Iguazú	LIGHTING OF ACCESSES AND SERVICE ROADS								350
Iguazú	ELECTRICAL NETWORK TO RADIO AIDS								1,200
Iguazú	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								340
Iguazú	RUNWAY MARGINS								3,000
Iguazú	COMMERCIAL AND CARGO APRON EXPANSION								3,500
Iguazú	PAX TERMINAL RETROFITTING	821	821	821	821	821	821		5,750
Iguazú	DAY MARKINGS								360
Iguazú	HIGH INTENSITY AIRFIELD LIGHTING SYSTEM								1,400
Iguazú	STRIP LEVELING AND RETROFITTING								1,200
Iguazú	TAXIWAYS								710
Iguazú	COMMERCIAL AND CARGO APRON LIGHTING								340
Iguazú	ALS AIRFIELD LIGHTING AND VERTICAL MARKINGS								1,500
Iguazú	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, APRONS AND TAXIWAYS								2,500
Iguazú	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, APRONS AND TAXIWAYS	357	357	357	357	357	357		2,500
Iguazú	ACCESSES AND INTERNAL ROADS								300
Iguazú	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	170	170	170	170	170	170		3,402
Total Iguazú		1,349	1,349	1,349	1,349	1,349	1,349		48,217
La Rioja	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES (STAGE I)								2,940
La Rioja	SURFACE REPAVING – APRON AND TAXIWAYS								2,000

18 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
La Rioja	EXISTING TERMINAL RETROFITTING	440	660
La Rioja	MAINTENANCE OF ROAD SYSTEMS AND INTERNAL ROADS
La Rioja	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	460
La Rioja	PAN SQUADRON
La Rioja	ACCESS – ROADS					770
La Rioja	VEHICLE PARKING					180
La Rioja	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	83	83
La Rioja	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES (STAGE II and III)				1,000
La Rioja	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			83	83	83	83	83	83
La Rioja	PASSENGER TERMINAL RETROFITTING
La Rioja	PARKING SPACES, ROADS AND INTERNAL ROADS
La Rioja	LEVELING AND RECONDITIONING OF RUNWAY STRIP
La Rioja	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
La Rioja	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)					1,000
La Rioja	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
La Rioja	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Total La Rioja		983	3,683	83	1,083	2,033	83	83	1,083
Jujuy	TERMINAL AND JET WAY RETROFITTING	989	2,307
Jujuy	RUNWAY AND NORTH TAXIWAY REPAVING	1,545	3,605
Jujuy	STRIP ADAPTATION AND OUTLINING OF PERIMETER ROAD	1,950
Jujuy	PERIMETER FENCE	700
Jujuy	ADAPTATION OF AIRFIELD LIGHTING SYSTEM FOR RUNWAY AND NORTH TAXIWAY, AND DAY MARKINGS
Jujuy	REPAVING OF RUNWAY AND NORTH TAXIWAY, AND DAY MARKINGS
Jujuy	REPAVING OF SOUTH AND PARALLEL TAXIWAY, DAY MARKINGS AND ADAPTATION OF AIRFIELD LIGHTING SYSTEMS.
Total Jujuy		5,184	5,912
Malargüe	AIRFIELD LIGHTING SYSTEM REPAIR		345
Malargüe	AUTOMATIC TRANSFER AND GEL	273
Malargüe	TERMINAL RETROFITTING	169	845
Malargüe	REPAVING OF RUNWAY 14-32
Malargüe	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	39	39
Malargüe	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			39	39	39	39	39	39
Malargüe	PASSENGER TERMINAL RETROFITTING
Malargüe	PARKING SPACES, ROADS AND INTERNAL ROADS
Malargüe	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Malargüe	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Malargüe	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Malargüe	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Malargüe	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Malargüe	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Malargüe	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Malargüe		481	1,229	39	39	39	39	39	39
San Luis	RUNWAY REPAVING	8,300
San Luis	NEW CAT 1 AND PAPI, HIGH INTENSITY AIRFIELD LIGHTING SYSTEM	2,200
San Luis	PERIMETER FENCE AND AEROCLUB ACCESS GATE	170
San Luis	TERMINAL RETROFITTING	1,278	852
San Luis	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT		805
San Luis	FLOODING SOLUTION - STAGE 2	460
San Luis	TAXIWAY REPAVING	4,200
San Luis	APRON REPAVING	1,500

19 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
La Rioja	EXISTING TERMINAL RETROFITTING
La Rioja	MAINTENANCE OF ROAD SYSTEMS AND INTERNAL ROADS	300	300
La Rioja	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
La Rioja	PAN SQUADRON		500
La Rioja	ACCESS – ROADS
La Rioja	VEHICLE PARKING
La Rioja	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
La Rioja	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES (STAGE II and III)
La Rioja	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	83	83	83	83	83	83	83	83
La Rioja	PASSENGER TERMINAL RETROFITTING								129
La Rioja	PARKING SPACES, ROADS AND INTERNAL ROADS								43
La Rioja	LEVELING AND RECONDITIONING OF RUNWAY STRIP			120	120	120	120	120
La Rioja	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								86
La Rioja	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
La Rioja	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
La Rioja	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Total La Rioja		1,383	883	203	203	203	203	203	340
Jujuy	TERMINAL AND JET WAY RETROFITTING
Jujuy	RUNWAY AND NORTH TAXIWAY REPAVING
Jujuy	STRIP ADAPTATION AND OUTLINING OF PERIMETER ROAD
Jujuy	PERIMETER FENCE
Jujuy	ADAPTATION OF AIRFIELD LIGHTING SYSTEM FOR RUNWAY AND NORTH TAXIWAY, AND DAY MARKINGS			370	370	370	370	370
Jujuy	REPAVING OF RUNWAY AND NORTH TAXIWAY, AND DAY MARKINGS			1,052	1,052	1,052	1,052	1,052
Jujuy	REPAVING OF SOUTH AND PARALLEL TAXIWAY, DAY MARKINGS AND ADAPTATION OF AIRFIELD LIGHTING SYSTEMS.								703
Total Jujuy				1,422	1,422	1,422	1,422	1,422	703
Malargüe	AIRFIELD LIGHTING SYSTEM REPAIR
Malargüe	AUTOMATIC TRANSFER AND GEL
Malargüe	TERMINAL RETROFITTING
Malargüe	REPAVING OF RUNWAY 14-32	2,900	2,900
Malargüe	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Malargüe	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	39	39	39	39	39	39	39	39
Malargüe	PASSENGER TERMINAL RETROFITTING								171
Malargüe	PARKING SPACES, ROADS AND INTERNAL ROADS								57
Malargüe	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								114
Malargüe	LEVELING AND RECONDITIONING OF RUNWAY STRIP			260	260	260	260	260
Malargüe	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								86
Malargüe	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Malargüe	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Malargüe	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			240	240	240	240	240
Malargüe	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								171
Total Malargüe		2,939	2,939	739	739	739	739	739	781
San Luis	RUNWAY REPAVING
San Luis	NEW CAT 1 AND PAPI, HIGH INTENSITY AIRFIELD LIGHTING SYSTEM
San Luis	PERIMETER FENCE AND AEROCLUB ACCESS GATE
San Luis	TERMINAL RETROFITTING
San Luis	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
San Luis	FLOODING SOLUTION - STAGE 2
San Luis	TAXIWAY REPAVING
San Luis	APRON REPAVING

20 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
La Rioja	EXISTING TERMINAL RETROFITTING								1,100
La Rioja	MAINTENANCE OF ROAD SYSTEMS AND INTERNAL ROADS								600
La Rioja	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								460
La Rioja	PAN SQUADRON								500
La Rioja	ACCESS – ROADS								770
La Rioja	VEHICLE PARKING								180
La Rioja	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								166
La Rioja	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES (STAGE II and III)								1,000
La Rioja	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	83	83	83	83	83	83		1,660
La Rioja	PASSENGER TERMINAL RETROFITTING	129	129	129	129	129	129		900
La Rioja	PARKING SPACES, ROADS AND INTERNAL ROADS	43	43	43	43	43	43		300
La Rioja	LEVELING AND RECONDITIONING OF RUNWAY STRIP								600
La Rioja	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	86	86	86	86	86	86		600
La Rioja	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
La Rioja	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)			1,000					1,000
La Rioja	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)	160	160	160	160	160			800
Total La Rioja		500	500	1,500	500	500	340		16,576
Jujuy	TERMINAL AND JET WAY RETROFITTING								3,295
Jujuy	RUNWAY AND NORTH TAXIWAY REPAVING								5,150
Jujuy	STRIP ADAPTATION AND OUTLINING OF PERIMETER ROAD								1,950
Jujuy	PERIMETER FENCE								700
Jujuy	ADAPTATION OF AIRFIELD LIGHTING SYSTEM FOR RUNWAY AND NORTH TAXIWAY, AND DAY MARKINGS								1,850
Jujuy	REPAVING OF RUNWAY AND NORTH TAXIWAY, AND DAY MARKINGS								5,260
Jujuy	REPAVING OF SOUTH AND PARALLEL TAXIWAY, DAY MARKINGS AND ADAPTATION OF AIRFIELD LIGHTING SYSTEMS.	703	703	703	703	703	703		4,920
Total Jujuy		703	703	703	703	703	703		23,125
Malargüe	AIRFIELD LIGHTING SYSTEM REPAIR								345
Malargüe	AUTOMATIC TRANSFER AND GEL								273
Malargüe	TERMINAL RETROFITTING								1,014
Malargüe	REPAVING OF RUNWAY 14-32								5,800
Malargüe	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								77
Malargüe	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	39	39	39	39	39	39		770
Malargüe	PASSENGER TERMINAL RETROFITTING	171	171	171	171	171	171		1,200
Malargüe	PARKING SPACES, ROADS AND INTERNAL ROADS	57	57	57	57	57	57		400
Malargüe	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	114	114	114	114	114	114		800
Malargüe	LEVELING AND RECONDITIONING OF RUNWAY STRIP								1,300
Malargüe	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	86	86	86	86	86	86		600
Malargüe	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Malargüe	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Malargüe	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,200
Malargüe	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	171	171	171	171	171	171		1,200
Total Malargüe		781	781	781	781	781	781		16,979
San Luis	RUNWAY REPAVING								8,300
San Luis	NEW CAT 1 AND PAPI, HIGH INTENSITY AIRFIELD LIGHTING SYSTEM								2,200
San Luis	PERIMETER FENCE AND AEROCLUB ACCESS GATE								170
San Luis	TERMINAL RETROFITTING								2,130
San Luis	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								805
San Luis	FLOODING SOLUTION - STAGE 2								460
San Luis	TAXIWAY REPAVING								4,200
San Luis	APRON REPAVING								1,500

21 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
San Luis	ACCESSES – ROADS (year 4)				250
San Luis	SAFETY ROAD					300
San Luis	ACCESS LIGHTING				150
San Luis	PAX TERMINAL RESTRUCTURING (year 6)						2,800
San Luis	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	61	61
San Luis	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			61	61	61	61	61	61
San Luis	PARKING SPACES, ROADS AND INTERNAL ROADS
San Luis	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
San Luis	LEVELING AND RECONDITIONING OF RUNWAY STRIP
San Luis	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
San Luis	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
San Luis	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
San Luis	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
San Luis	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total San Luis		18,169	1,718	61	461	361	2,861	61	61
Mar del Plata	RUNWAY AND TAXIWAY REPAVING					5,500
Mar del Plata	APRON SLAB REPAIR					1,000
Mar del Plata	900 MTS ALS AIRFIELD LIGHTING SYSTEM			600
Mar del Plata	RUNWAY DECONTAMINATION			120
Mar del Plata	SEWER LIQUID TREATMENT PLANT			450
Mar del Plata	TAXIWAY REPAVING AND EXPANSION IN 3 meters (or width) AND MARGINS			3,000
Mar del Plata	STORM-WATER DRAINAGE NETWORK			400
Mar del Plata	SAFETY ROAD (year 5)
Mar del Plata	CCTV NETWORK AND CAMMERA (year 4)				400
Mar del Plata	HIGH INTENSITY AIRFIELD LIGHTING SYSTEM IN TAXIWAYS						1,000
Mar del Plata	PAX TERMINAL EXPANSION (year 11- year 15)
Mar del Plata	INTERNAL SERVICE ROADS						600
Mar del Plata	PERIMETER ROAD REPAIR AND COMPACTION		167	33
Mar del Plata	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	174	174
Mar del Plata	LEVELING AND RECONDITIONING OF RUNWAY STRIP						860	860	860
Mar del Plata	COMMERCIAL AND CARGO APRON EXPANSION
Mar del Plata	COMMERCIAL AND CARGO APRON LIGHTING
Mar del Plata	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, TAXIWAYS AND APRON (year 11 – year 15)
Mar del Plata	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, TAXIWAYS AND APRON (year 16 – year 22)
Mar del Plata	DAY MARKINGS 2011-15						340	340	340
Mar del Plata	DAY MARKINGS (year 11- year 15)
Mar del Plata	DAY MARKINGS (year 16- year 22)
Mar del Plata	PAX TERMINAL RETROFITTING
Mar del Plata	REPOWERING AND GEL
Mar del Plata	ACCESSES, ROADS AND INTERNAL ROADS
Mar del Plata	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			174	174	174	174	174	174
Total Mar del Plata		174	340	4,777	574	6,674	2,974	1,374	1,374
Mendoza	ALS 420MTS CAT 1 AIRFIELD LIGHTING SYSTEM FOR THRESHOLD 36 (NEW)	903
Mendoza	PARKING LOT EXPANSION	159
Mendoza	RUNWAY AND TAXIWAY PAVEMENT REPAIR 2º STAGE			920	920
Mendoza	TAXIWAY PAVEMENT REPAIR			2,400	2,400	2,400	2,400	2,400
Mendoza	APRON REPAIR AND EXPANSION							3,500
Mendoza	VEHICLE PARKING				230
Mendoza	SAFETY ROAD			1,000

22 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
San Luis	ACCESSES – ROADS (year 4)
San Luis	SAFETY ROAD
San Luis	ACCESS LIGHTING
San Luis	PAX TERMINAL RESTRUCTURING (year 6)
San Luis	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
San Luis	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	61	61	61	61	61	61	61	61
San Luis	PARKING SPACES, ROADS AND INTERNAL ROADS								114
San Luis	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								71
San Luis	LEVELING AND RECONDITIONING OF RUNWAY STRIP			160	160	160	160	160
San Luis	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								71
San Luis	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
San Luis	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
San Luis	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			160	160	160	160	160
San Luis	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total San Luis		61	61	581	581	581	581	581	575
Mar del Plata	RUNWAY AND TAXIWAY REPAVING
Mar del Plata	APRON SLAB REPAIR
Mar del Plata	900 MTS ALS AIRFIELD LIGHTING SYSTEM
Mar del Plata	RUNWAY DECONTAMINATION
Mar del Plata	SEWER LIQUID TREATMENT PLANT
Mar del Plata	TAXIWAY REPAVING AND EXPANSION IN 3 meters (or width) AND MARGINS
Mar del Plata	STORM-WATER DRAINAGE NETWORK
Mar del Plata	SAFETY ROAD (year 5)								264
Mar del Plata	CCTV NETWORK AND CAMMERA (year 4)
Mar del Plata	HIGH INTENSITY AIRFIELD LIGHTING SYSTEM IN TAXIWAYS
Mar del Plata	PAX TERMINAL EXPANSION (year 11- year 15)			700	700	700	700	700
Mar del Plata	INTERNAL SERVICE ROADS
Mar del Plata	PERIMETER ROAD REPAIR AND COMPACTION
Mar del Plata	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Mar del Plata	LEVELING AND RECONDITIONING OF RUNWAY STRIP	860	860
Mar del Plata	COMMERCIAL AND CARGO APRON EXPANSION			660	660	660	660	660
Mar del Plata	COMMERCIAL AND CARGO APRON LIGHTING			220	220	220	220	220
Mar del Plata	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, TAXIWAYS AND APRON (year 11 – year 15)			400	400	400	400	400
Mar del Plata	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, TAXIWAYS AND APRON (year 16 – year 22)								286
Mar del Plata	DAY MARKINGS 2011-15	340	340
Mar del Plata	DAY MARKINGS (year 11- year 15)			340	340	340	340	340
Mar del Plata	DAY MARKINGS (year 16- year 22)								243
Mar del Plata	PAX TERMINAL RETROFITTING								286
Mar del Plata	REPOWERING AND GEL								43
Mar del Plata	ACCESSES, ROADS AND INTERNAL ROADS			300	300	300	300	300
Mar del Plata	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	174	174	174	174	174	174	174	174
Total Mar del Plata		1,374	1,374	2,794	2,794	2,794	2,794	2,794	1,295
Mendoza	ALS 420MTS CAT 1 AIRFIELD LIGHTING SYSTEM FOR THRESHOLD 36 (NEW)
Mendoza	PARKING LOT EXPANSION
Mendoza	RUNWAY AND TAXIWAY PAVEMENT REPAIR 2º STAGE
Mendoza	TAXIWAY PAVEMENT REPAIR
Mendoza	APRON REPAIR AND EXPANSION
Mendoza	VEHICLE PARKING
Mendoza	SAFETY ROAD

23 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
San Luis	ACCESSES – ROADS (year 4)								250
San Luis	SAFETY ROAD								300
San Luis	ACCESS LIGHTING								150
San Luis	PAX TERMINAL RESTRUCTURING (year 6)								2,800
San Luis	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								122
San Luis	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	61	61	61	61	61	61		1,218
San Luis	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
San Luis	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	71	71	71	71	71	71		500
San Luis	LEVELING AND RECONDITIONING OF RUNWAY STRIP								800
San Luis	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	71	71	71	71	71	71		500
San Luis	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
San Luis	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
San Luis	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								800
San Luis	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total San Luis		575	575	575	575	575	575		30,805
Mar del Plata	RUNWAY AND TAXIWAY REPAVING								5,500
Mar del Plata	APRON SLAB REPAIR								1,000
Mar del Plata	900 MTS ALS AIRFIELD LIGHTING SYSTEM								600
Mar del Plata	RUNWAY DECONTAMINATION								120
Mar del Plata	SEWER LIQUID TREATMENT PLANT								450
Mar del Plata	TAXIWAY REPAVING AND EXPANSION IN 3 meters (or width) AND MARGINS								3,000
Mar del Plata	STORM-WATER DRAINAGE NETWORK								400
Mar del Plata	SAFETY ROAD (year 5)	264	264	264	264	264	264		1,850
Mar del Plata	CCTV NETWORK AND CAMMERA (year 4)								400
Mar del Plata	HIGH INTENSITY AIRFIELD LIGHTING SYSTEM IN TAXIWAYS								1,000
Mar del Plata	PAX TERMINAL EXPANSION (year 11- year 15)								3,500
Mar del Plata	INTERNAL SERVICE ROADS								600
Mar del Plata	PERIMETER ROAD REPAIR AND COMPACTION								200
Mar del Plata	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								347
Mar del Plata	LEVELING AND RECONDITIONING OF RUNWAY STRIP								4,300
Mar del Plata	COMMERCIAL AND CARGO APRON EXPANSION								3,300
Mar del Plata	COMMERCIAL AND CARGO APRON LIGHTING								1,100
Mar del Plata	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, TAXIWAYS AND APRON (year 11 – year 15)								2,000
Mar del Plata	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAY, TAXIWAYS AND APRON (year 16 – year 22)	286	286	286	286	286	286		2,000
Mar del Plata	DAY MARKINGS 2011-15								1,700
Mar del Plata	DAY MARKINGS (year 11- year 15)								1,700
Mar del Plata	DAY MARKINGS (year 16- year 22)	243	243	243	243	243	243		1,700
Mar del Plata	PAX TERMINAL RETROFITTING	286	286	286	286	286	286		2,000
Mar del Plata	REPOWERING AND GEL	43	43	43	43	43	43		300
Mar del Plata	ACCESSES, ROADS AND INTERNAL ROADS								1,500
Mar del Plata	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	174	174	174	174	174	174		3,472
Total Mar del Plata		1,295	1,295	1,295	1,295	1,295	1,295		44,039
Mendoza	ALS 420MTS CAT 1 AIRFIELD LIGHTING SYSTEM FOR THRESHOLD 36 (NEW)								903
Mendoza	PARKING LOT EXPANSION								159
Mendoza	RUNWAY AND TAXIWAY PAVEMENT REPAIR 2º STAGE								1,840
Mendoza	TAXIWAY PAVEMENT REPAIR								12,000
Mendoza	APRON REPAIR AND EXPANSION								3,500
Mendoza	VEHICLE PARKING								230
Mendoza	SAFETY ROAD								1,000

24 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Mendoza	CATERING WASTE MATERIAL MANAGEMENT
Mendoza	PAN SQUADRON				800
Mendoza	PAX TERMINAL EXPANSION (year 5)					3,000
Mendoza	PARKING LOT EXPANSION AND REMOTE COLLECTION (year 6)						400
Mendoza	INTERNAL ROADS		650
Mendoza	APRON LIGHTING		700
Mendoza	ACCESSES AND ROADS		1,400
Mendoza	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	372	372
Mendoza	VERTICAL MARKINGS (ICAO CERTIFICATION)	2,961
Mendoza	TERMINAL AND TELESCOPIC JET WAY RETROFITTING (STAGE 2)	10,500
Mendoza	APRON HORIZONTAL MARKING	67
Mendoza	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Mendoza	RUNWAY AND TAXIWAY MARGINS					4,000
Mendoza	DAY MARKINGS						500	500	500
Mendoza	MAINTENANCE AND REPAIR OF RUNWAY, TAXIWAYS AND APRON
Mendoza	TELESCOPIC JET WAY
Mendoza	PASSENGER TERMINAL
Mendoza	ACCESSES AND INTERNAL ROADS
Mendoza	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			260	260	260	260	260	260
Total Mendoza		14,963	3,122	4,580	4,610	9,660	3,560	6,660	760
Puerto Madryn	AIRFIELD LIGHTING SYSTEM – CHANGE OF PARALLEL PRIMARY WIRING	161
Puerto Madryn	AUTOMATIC TRANSFER AND GEL	124
Puerto Madryn	APRON AND RUNWAY SHOULDER EXPANSION			1,500	1,500
Puerto Madryn	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 5-23, HIGH INTENSITY AND PAPI
Puerto Madryn	ACCESSES – ROADS (year 2)		600
Puerto Madryn	SAFETY ROAD			1,000
Puerto Madryn	PAPI INSTALLATION				75	75
Puerto Madryn	SEWER LIQUID TREATMENT PLANT			100
Puerto Madryn	PAX TERMINAL RESTRUCTURING (year 3)							900
Puerto Madryn	RUNWAY REPAVING					6,200
Puerto Madryn	PAN SQUADRON		500
Puerto Madryn	VEHICLE PARKING			180
Puerto Madryn	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	45	45
Puerto Madryn	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			45	45	45	45	45	45
Puerto Madryn	PASSENGER TERMINAL RETROFITTING
Puerto Madryn	PARKING SPACES, ROADS AND INTERNAL ROADS
Puerto Madryn	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Puerto Madryn	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Puerto Madryn	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Puerto Madryn	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Puerto Madryn	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Puerto Madryn	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Puerto Madryn		330	1,145	2,825	1,620	6,320	45	945	45
Paraná	Partial REPAIR OF RUNWAY, TAXIWAYS AND APRON			600
Paraná	DAY MARKING OF RUNWAY, APRON AND TAXIWAYS	200
Paraná	FIRE / NETWORK			150	150
Paraná	MT and BT and GEL BOARDS			300
Paraná	TERMINAL RETROFITTING	260
Paraná	NEW CAT 1 SERIES AIRFIELD LIGHTING SYSTEM for Runway 01-19 (stage 1)			2,586

25 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Mendoza	CATERING WASTE MATERIAL MANAGEMENT		1,900
Mendoza	PAN SQUADRON
Mendoza	PAX TERMINAL EXPANSION (year 5)
Mendoza	PARKING LOT EXPANSION AND REMOTE COLLECTION (year 6)
Mendoza	INTERNAL ROADS
Mendoza	APRON LIGHTING
Mendoza	ACCESSES AND ROADS
Mendoza	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Mendoza	VERTICAL MARKINGS (ICAO CERTIFICATION)
Mendoza	TERMINAL AND TELESCOPIC JET WAY RETROFITTING (STAGE 2)
Mendoza	APRON HORIZONTAL MARKING
Mendoza	LEVELING AND RECONDITIONING OF RUNWAY STRIP			917	917	917	917	917	917
Mendoza	RUNWAY AND TAXIWAY MARGINS
Mendoza	DAY MARKINGS	500	500
Mendoza	MAINTENANCE AND REPAIR OF RUNWAY, TAXIWAYS AND APRON								586
Mendoza	TELESCOPIC JET WAY								243
Mendoza	PASSENGER TERMINAL								571
Mendoza	ACCESSES AND INTERNAL ROADS								171
Mendoza	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	260	260	260	260	260	260	260	260
Total Mendoza		760	2,660	1,177	1,177	1,177	1,177	1,177	2,748
Puerto Madryn	AIRFIELD LIGHTING SYSTEM – CHANGE OF PARALLEL PRIMARY WIRING
Puerto Madryn	AUTOMATIC TRANSFER AND GEL
Puerto Madryn	APRON AND RUNWAY SHOULDER EXPANSION
Puerto Madryn	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 5-23, HIGH INTENSITY AND PAPI	2,000
Puerto Madryn	ACCESSES – ROADS (year 2)
Puerto Madryn	SAFETY ROAD
Puerto Madryn	PAPI INSTALLATION
Puerto Madryn	SEWER LIQUID TREATMENT PLANT
Puerto Madryn	PAX TERMINAL RESTRUCTURING (year 3)
Puerto Madryn	RUNWAY REPAVING
Puerto Madryn	PAN SQUADRON
Puerto Madryn	VEHICLE PARKING
Puerto Madryn	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Puerto Madryn	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	45	45	45	45	45	45	45	45
Puerto Madryn	PASSENGER TERMINAL RETROFITTING			180	180	180	180	180
Puerto Madryn	PARKING SPACES, ROADS AND INTERNAL ROADS								43
Puerto Madryn	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								57
Puerto Madryn	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								86
Puerto Madryn	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Puerto Madryn	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Puerto Madryn	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			180	180	180	180	180
Puerto Madryn	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								129
Total Puerto Madryn		2,045	45	605	605	605	605	605	502
Paraná	Partial REPAIR OF RUNWAY, TAXIWAYS AND APRON
Paraná	DAY MARKING OF RUNWAY, APRON AND TAXIWAYS
Paraná	FIRE / NETWORK
Paraná	MT and BT and GEL BOARDS
Paraná	TERMINAL RETROFITTING
Paraná	NEW CAT 1 SERIES AIRFIELD LIGHTING SYSTEM for Runway 01-19 (stage 1)

26 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Mendoza	CATERING WASTE MATERIAL MANAGEMENT								1,900
Mendoza	PAN SQUADRON								800
Mendoza	PAX TERMINAL EXPANSION (year 5)								3,000
Mendoza	PARKING LOT EXPANSION AND REMOTE COLLECTION (year 6)								400
Mendoza	INTERNAL ROADS								650
Mendoza	APRON LIGHTING								700
Mendoza	ACCESSES AND ROADS								1,400
Mendoza	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								744
Mendoza	VERTICAL MARKINGS (ICAO CERTIFICATION)								2,961
Mendoza	TERMINAL AND TELESCOPIC JET WAY RETROFITTING (STAGE 2)								10,500
Mendoza	APRON HORIZONTAL MARKING								67
Mendoza	LEVELING AND RECONDITIONING OF RUNWAY STRIP								5,500
Mendoza	RUNWAY AND TAXIWAY MARGINS								4,000
Mendoza	DAY MARKINGS								2,500
Mendoza	MAINTENANCE AND REPAIR OF RUNWAY, TAXIWAYS AND APRON	586	586	586	586	586	586		4,100
Mendoza	TELESCOPIC JET WAY	243	243	243	243	243	243		1,700
Mendoza	PASSENGER TERMINAL	571	571	571	571	571	571		4,000
Mendoza	ACCESSES AND INTERNAL ROADS	171	171	171	171	171	171		1,200
Mendoza	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	260	260	260	260	260	260		5,208
Total Mendoza		1,832	1,832	1,832	1,832	1,832	1,832		70,963
Puerto Madryn	AIRFIELD LIGHTING SYSTEM – CHANGE OF PARALLEL PRIMARY WIRING								161
Puerto Madryn	AUTOMATIC TRANSFER AND GEL								124
Puerto Madryn	APRON AND RUNWAY SHOULDER EXPANSION								3,000
Puerto Madryn	AIRFIELD LIGHTING SYSTEM FOR RUNWAY 5-23, HIGH INTENSITY AND PAPI								2,000
Puerto Madryn	ACCESSES – ROADS (year 2)								600
Puerto Madryn	SAFETY ROAD								1,000
Puerto Madryn	PAPI INSTALLATION								150
Puerto Madryn	SEWER LIQUID TREATMENT PLANT								100
Puerto Madryn	PAX TERMINAL RESTRUCTURING (year 3)								900
Puerto Madryn	RUNWAY REPAVING								6,200
Puerto Madryn	PAN SQUADRON								500
Puerto Madryn	VEHICLE PARKING								180
Puerto Madryn	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								90
Puerto Madryn	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	45	45	45	45	45	45		896
Puerto Madryn	PASSENGER TERMINAL RETROFITTING								900
Puerto Madryn	PARKING SPACES, ROADS AND INTERNAL ROADS	43	43	43	43	43	43		300
Puerto Madryn	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	57	57	57	57	57	57		400
Puerto Madryn	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	86	86	86	86	86	86		600
Puerto Madryn	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Puerto Madryn	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Puerto Madryn	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								900
Puerto Madryn	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	129	129	129	129	129	129		900
Total Puerto Madryn		502	502	502	502	502	502		21,901
Paraná	Partial REPAIR OF RUNWAY, TAXIWAYS AND APRON								600
Paraná	DAY MARKING OF RUNWAY, APRON AND TAXIWAYS								200
Paraná	FIRE / NETWORK								300
Paraná	MT and BT and GEL BOARDS								300
Paraná	TERMINAL RETROFITTING								260
Paraná	NEW CAT 1 SERIES AIRFIELD LIGHTING SYSTEM for Runway 01-19 (stage 1)								2,586

27 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Paraná	EXISTING DRAINAGE IMPROVEMENT			400
Paraná	RUNWAY AND TAXIWAY SHOULDER REPAVING		667	1,333
Paraná	NEW PERIMETER STREET					450	450
Paraná	RUNWAY, TAXIWAY AND SHOULDER REPAVING
Paraná	PAX TERMINAL RESTRUCTURING
Paraná	PERIMETER ROAD REPAIR		200
Paraná	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	55	55
Paraná	NEW ALS LIGHTING SYSTEM AND VERTICAL MARKING for Runway 01-19 (stage 2)				1,172
Paraná	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			55	55	55	55	55	55
Paraná	PASSENGER TERMINAL RETROFITTING
Paraná	PARKING SPACES, ROADS AND INTERNAL ROADS
Paraná	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Paraná	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Paraná	TAXIWAY AIR LIGHITING SYSTEM
Paraná	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Paraná	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Paraná	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Paraná	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Paraná		515	921	5,424	1,377	505	505	55	55
Posadas	DRINKING WATER NETWORK AND AUTOMAT-SEWER PUMPS			575
Posadas	BASIC AND PAPI HIGH INTENSITY AIRFIELD LIGHTING SYSTEM		1,300
Posadas	RUNWAY, APRON AND TAXIWAY REPAVING							7,500
Posadas	LEVELING IN RUNWAY AND TAXIWAY SAFETY STRIPS – STAGE 1	400
Posadas	LEVELING IN RUNWAY AND TAXIWAY SAFETY STRIPS – STAGE II		1,000
Posadas	REPAVING OF RUNWAY 01-19
Posadas	APRON REPAVING
Posadas	SHOULDER REPAVING (year 3)			350
Posadas	STORM DRAINAGE SYSTEM					700
Posadas	PAX TERMINAL MINOR INTERVENTIONS								1,200
Posadas	POWER PLANT WITH GENERATING SETS			640
Posadas	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	84	84
Posadas	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			84	84	84	84	84	84
Posadas	ROADS AND INTERNAL SERVICE ROADS
Posadas	PASSENGER TERMINAL RETROFITTING
Posadas	PARKING SPACES, ROADS AND INTERNAL ROADS
Posadas	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Posadas	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Posadas	TAXIWAY AIR LIGHITING SYSTEM
Posadas	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Posadas	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Posadas	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Posadas	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Posadas	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Posadas		484	2,384	1,649	84	784	84	7,584	1,284
Reconquista	DAY MARKINGS	530
Reconquista	PERIMETER FENCE	655
Reconquista	RUNWAY, APRON AND TAXIWAY REPAVING
Reconquista	NEW PERIMETER STREET		800
Reconquista	SEALING OF JOINTS, CRACKS AND HOLES	850

28 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Paraná	EXISTING DRAINAGE IMPROVEMENT
Paraná	RUNWAY AND TAXIWAY SHOULDER REPAVING
Paraná	NEW PERIMETER STREET
Paraná	RUNWAY, TAXIWAY AND SHOULDER REPAVING		10,000
Paraná	PAX TERMINAL RESTRUCTURING	800
Paraná	PERIMETER ROAD REPAIR
Paraná	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Paraná	NEW ALS LIGHTING SYSTEM AND VERTICAL MARKING for Runway 01-19 (stage 2)
Paraná	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	55	55	55	55	55	55	55	55
Paraná	PASSENGER TERMINAL RETROFITTING								114
Paraná	PARKING SPACES, ROADS AND INTERNAL ROADS								43
Paraná	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								100
Paraná	LEVELING AND RECONDITIONING OF RUNWAY STRIP			240	240	240	240	240
Paraná	TAXIWAY AIR LIGHITING SYSTEM			120	120	120	120	120
Paraná	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
Paraná	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Paraná	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			160	160	160	160	160
Paraná	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								57
Total Paraná		855	10,055	575	575	575	575	575	626
Posadas	DRINKING WATER NETWORK AND AUTOMAT-SEWER PUMPS
Posadas	BASIC AND PAPI HIGH INTENSITY AIRFIELD LIGHTING SYSTEM
Posadas	RUNWAY, APRON AND TAXIWAY REPAVING
Posadas	LEVELING IN RUNWAY AND TAXIWAY SAFETY STRIPS – STAGE 1
Posadas	LEVELING IN RUNWAY AND TAXIWAY SAFETY STRIPS – STAGE II
Posadas	REPAVING OF RUNWAY 01-19		1,250	1,250
Posadas	APRON REPAVING		2,800
Posadas	SHOULDER REPAVING (year 3)
Posadas	STORM DRAINAGE SYSTEM
Posadas	PAX TERMINAL MINOR INTERVENTIONS
Posadas	POWER PLANT WITH GENERATING SETS
Posadas	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Posadas	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	84	84	84	84	84	84	84	84
Posadas	ROADS AND INTERNAL SERVICE ROADS			60	60	60	60	60
Posadas	PASSENGER TERMINAL RETROFITTING			300	300	300	300	300
Posadas	PARKING SPACES, ROADS AND INTERNAL ROADS								71
Posadas	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								129
Posadas	LEVELING AND RECONDITIONING OF RUNWAY STRIP			400	400	400	400	400
Posadas	TAXIWAY AIR LIGHITING SYSTEM			160	160	160	160	160
Posadas	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								100
Posadas	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			300	300	300	300	300
Posadas	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								214
Posadas	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			240	240	240	240	240
Posadas	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total Posadas		84	4,134	2,794	1,544	1,544	1,544	1,544	713
Reconquista	DAY MARKINGS
Reconquista	PERIMETER FENCE
Reconquista	RUNWAY, APRON AND TAXIWAY REPAVING	2,000	2,000
Reconquista	NEW PERIMETER STREET
Reconquista	SEALING OF JOINTS, CRACKS AND HOLES

29 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Paraná	EXISTING DRAINAGE IMPROVEMENT								400
Paraná	RUNWAY AND TAXIWAY SHOULDER REPAVING								2,000
Paraná	NEW PERIMETER STREET								900
Paraná	RUNWAY, TAXIWAY AND SHOULDER REPAVING								10,000
Paraná	PAX TERMINAL RESTRUCTURING								800
Paraná	PERIMETER ROAD REPAIR								200
Paraná	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								109
Paraná	NEW ALS LIGHTING SYSTEM AND VERTICAL MARKING for Runway 01-19 (stage 2)								1,172
Paraná	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	55	55	55	55	55	55		1,092
Paraná	PASSENGER TERMINAL RETROFITTING	114	114	114	114	114	114		800
Paraná	PARKING SPACES, ROADS AND INTERNAL ROADS	43	43	43	43	43	43		300
Paraná	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	100	100	100	100	100	100		700
Paraná	LEVELING AND RECONDITIONING OF RUNWAY STRIP								1,200
Paraná	TAXIWAY AIR LIGHITING SYSTEM								600
Paraná	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
Paraná	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Paraná	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								800
Paraná	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	57	57	57	57	57	57		400
Total Paraná		626	626	626	626	626	626		27,519
Posadas	DRINKING WATER NETWORK AND AUTOMAT-SEWER PUMPS								575
Posadas	BASIC AND PAPI HIGH INTENSITY AIRFIELD LIGHTING SYSTEM								1,300
Posadas	RUNWAY, APRON AND TAXIWAY REPAVING								7,500
Posadas	LEVELING IN RUNWAY AND TAXIWAY SAFETY STRIPS – STAGE 1								400
Posadas	LEVELING IN RUNWAY AND TAXIWAY SAFETY STRIPS – STAGE II								1,000
Posadas	REPAVING OF RUNWAY 01-19								2,500
Posadas	APRON REPAVING								2,800
Posadas	SHOULDER REPAVING (year 3)								350
Posadas	STORM DRAINAGE SYSTEM								700
Posadas	PAX TERMINAL MINOR INTERVENTIONS								1,200
Posadas	POWER PLANT WITH GENERATING SETS								640
Posadas	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								168
Posadas	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	84	84	84	84	84	84		1,680
Posadas	ROADS AND INTERNAL SERVICE ROADS								300
Posadas	PASSENGER TERMINAL RETROFITTING								1,500
Posadas	PARKING SPACES, ROADS AND INTERNAL ROADS	71	71	71	71	71	71		500
Posadas	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	129	129	129	129	129	129		900
Posadas	LEVELING AND RECONDITIONING OF RUNWAY STRIP								2,000
Posadas	TAXIWAY AIR LIGHITING SYSTEM								800
Posadas	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	100	100	100	100	100	100		700
Posadas	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,500
Posadas	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	214	214	214	214	214	214		1,500
Posadas	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,200
Posadas	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total Posadas		713	713	713	713	713	713		32,513
Reconquista	DAY MARKINGS								530
Reconquista	PERIMETER FENCE								655
Reconquista	RUNWAY, APRON AND TAXIWAY REPAVING								4,000
Reconquista	NEW PERIMETER STREET								800
Reconquista	SEALING OF JOINTS, CRACKS AND HOLES								850

30 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Reconquista	ACCESSES – ROADS (year 5)					190
Reconquista	INTERNAL ROADS (year 5)					530
Reconquista	PAX TERMINAL EXPANSION
Reconquista	VEHICLE PARKING LOT (year 7)							180
Reconquista	RUNWAY SLAB REPAIR	1,501
Reconquista	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	49	49
Reconquista	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			49	49	49	49	49	49
Reconquista	PARKING SPACES, ROADS AND INTERNAL ROADS
Reconquista	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Reconquista	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Reconquista	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Reconquista	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Reconquista	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Reconquista	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Reconquista		3,585	849	49	49	769	49	229	49
Río Cuarto	RETROFITTING OF TAXIWAY INTERSECTIONS WITH RUNWAY					230
Río Cuarto	DAY MARKINGS (year 4)				120
Río Cuarto	TAWIWAY REPAVING (year 4)				700
Río Cuarto	APRON REPAVING (year 5)					300
Río Cuarto	ACCESSES – ROADS (year 4)				180
Río Cuarto	SAFETY ROAD (year 6)						1,200
Río Cuarto	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	43	43
Río Cuarto	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			43	43	43	43	43	43
Río Cuarto	ROADS AND INTERNAL SERVICE ROADS
Río Cuarto	PASSENGER TERMINAL RETROFITTING
Río Cuarto	PARKING SPACES, ROADS AND INTERNAL ROADS
Río Cuarto	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Río Cuarto	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Río Cuarto	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Río Cuarto	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Río Cuarto	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Río Cuarto	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Río Cuarto	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Río Cuarto		43	43	43	1,043	573	1,243	43	43
Resistencia	JOINT AND CRACK SEALING	150
Resistencia	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES		2,248
Resistencia	DRINKING WATER NETWORK		161
Resistencia	EXISTING TERMINAL RETROFITTING	938	1,563
Resistencia	RUNWAY AND SHOULDERS REPAVING	900	3,600
Resistencia	SEWER LIQUID TREATMENT PLANT		320
Resistencia	TAWIWAY REPAVING (year 3)	234	936
Resistencia	DAY MARKING (year 4)				350
Resistencia	INTERNAL ROADS								530
Resistencia	SAFETY ROADS (year 4)				500
Resistencia	VEHICLE PARKING LOT (year 5)					300
Resistencia	PAX TERMINAL RESTRUCTURING (year 9)
Resistencia	POWER PLANT WITH GENERATING SETS						640
Resistencia	SHOULDER REPAVING		700
Resistencia	HANGAR TAXIWAY REPAIR	400

31 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Reconquista	ACCESSES – ROADS (year 5)
Reconquista	INTERNAL ROADS (year 5)
Reconquista	PAX TERMINAL EXPANSION		1,100
Reconquista	VEHICLE PARKING LOT (year 7)
Reconquista	RUNWAY SLAB REPAIR
Reconquista	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Reconquista	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	49	49	49	49	49	49	49	49
Reconquista	PARKING SPACES, ROADS AND INTERNAL ROADS								29
Reconquista	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								57
Reconquista	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								86
Reconquista	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			160	160	160	160	160
Reconquista	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								114
Reconquista	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			120	120	120	120	120
Reconquista	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								86
Total Reconquista		2,049	3,149	329	329	329	329	329	420
Río Cuarto	RETROFITTING OF TAXIWAY INTERSECTIONS WITH RUNWAY
Río Cuarto	DAY MARKINGS (year 4)
Río Cuarto	TAWIWAY REPAVING (year 4)
Río Cuarto	APRON REPAVING (year 5)
Río Cuarto	ACCESSES – ROADS (year 4)
Río Cuarto	SAFETY ROAD (year 6)
Río Cuarto	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Río Cuarto	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	43	43	43	43	43	43	43	43
Río Cuarto	ROADS AND INTERNAL SERVICE ROADS			100	100	100	100	100
Río Cuarto	PASSENGER TERMINAL RETROFITTING			440	440	440	440	440
Río Cuarto	PARKING SPACES, ROADS AND INTERNAL ROADS								57
Río Cuarto	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								71
Río Cuarto	LEVELING AND RECONDITIONING OF RUNWAY STRIP			120	120	120	120	120
Río Cuarto	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								100
Río Cuarto	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Río Cuarto	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Río Cuarto	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			160	160	160	160	160
Río Cuarto	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total Río Cuarto		43	43	1,063	1,063	1,063	1,063	1,063	529
Resistencia	JOINT AND CRACK SEALING
Resistencia	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES
Resistencia	DRINKING WATER NETWORK
Resistencia	EXISTING TERMINAL RETROFITTING
Resistencia	RUNWAY AND SHOULDERS REPAVING
Resistencia	SEWER LIQUID TREATMENT PLANT
Resistencia	TAWIWAY REPAVING (year 3)
Resistencia	DAY MARKING (year 4)
Resistencia	INTERNAL ROADS
Resistencia	SAFETY ROADS (year 4)
Resistencia	VEHICLE PARKING LOT (year 5)
Resistencia	PAX TERMINAL RESTRUCTURING (year 9)	1,000
Resistencia	POWER PLANT WITH GENERATING SETS
Resistencia	SHOULDER REPAVING
Resistencia	HANGAR TAXIWAY REPAIR

32 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Reconquista	ACCESSES – ROADS (year 5)								190
Reconquista	INTERNAL ROADS (year 5)								530
Reconquista	PAX TERMINAL EXPANSION								1,100
Reconquista	VEHICLE PARKING LOT (year 7)								180
Reconquista	RUNWAY SLAB REPAIR								1,501
Reconquista	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								98
Reconquista	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	49	49	49	49	49	49		980
Reconquista	PARKING SPACES, ROADS AND INTERNAL ROADS	29	29	29	29	29	29		200
Reconquista	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	57	57	57	57	57	57		400
Reconquista	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	86	86	86	86	86	86		600
Reconquista	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								800
Reconquista	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	114	114	114	114	114	114		800
Reconquista	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								600
Reconquista	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	86	86	86	86	86	86		600
Total Reconquista		420	420	420	420	420	420		15,414
Río Cuarto	RETROFITTING OF TAXIWAY INTERSECTIONS WITH RUNWAY								230
Río Cuarto	DAY MARKINGS (year 4)								120
Río Cuarto	TAWIWAY REPAVING (year 4)								700
Río Cuarto	APRON REPAVING (year 5)								300
Río Cuarto	ACCESSES – ROADS (year 4)								180
Río Cuarto	SAFETY ROAD (year 6)								1,200
Río Cuarto	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								87
Río Cuarto	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	43	43	43	43	43	43		868
Río Cuarto	ROADS AND INTERNAL SERVICE ROADS								500
Río Cuarto	PASSENGER TERMINAL RETROFITTING								2,200
Río Cuarto	PARKING SPACES, ROADS AND INTERNAL ROADS	57	57	57	57	57	57		400
Río Cuarto	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	71	71	71	71	71	71		500
Río Cuarto	LEVELING AND RECONDITIONING OF RUNWAY STRIP								600
Río Cuarto	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	100	100	100	100	100	100		700
Río Cuarto	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Río Cuarto	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Río Cuarto	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								800
Río Cuarto	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total Río Cuarto		529	529	529	529	529	529		12,185
Resistencia	JOINT AND CRACK SEALING								150
Resistencia	NEW AIRFIELD LIGHTING SYSTEM. HIGH INTENSITY CAT I SERIES								2,248
Resistencia	DRINKING WATER NETWORK								161
Resistencia	EXISTING TERMINAL RETROFITTING								2,500
Resistencia	RUNWAY AND SHOULDERS REPAVING								4,500
Resistencia	SEWER LIQUID TREATMENT PLANT								320
Resistencia	TAWIWAY REPAVING (year 3)								1,170
Resistencia	DAY MARKING (year 4)								350
Resistencia	INTERNAL ROADS								530
Resistencia	SAFETY ROADS (year 4)								500
Resistencia	VEHICLE PARKING LOT (year 5)								300
Resistencia	PAX TERMINAL RESTRUCTURING (year 9)								1,000
Resistencia	POWER PLANT WITH GENERATING SETS								640
Resistencia	SHOULDER REPAVING								700
Resistencia	HANGAR TAXIWAY REPAIR								400

33 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Resistencia	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	77	77
Resistencia	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			77	77	77	77	77	77
Resistencia	ROADS AND INTERNAL SERVICE ROADS
Resistencia	PASSENGER TERMINAL RETROFITTING
Resistencia	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Resistencia	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Resistencia	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Resistencia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Resistencia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Resistencia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Resistencia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Resistencia		2,699	9,605	77	927	377	717	77	607
Río Grande	REPAVING AND WIDENING OF RUNWAY AND SHOULDER END		10,700
Río Grande	TERMINAL AND TELESCOPIC JET WAY RETROFITTING (STAGE 4)	6,500
Río Grande	TAXIWAY REPAVING	860	1,290
Río Grande	AIRFIELD LIGHTING SYSTEM, HIGH INTENSITY CAT I SERIES			652	652
Río Grande	ACCESS – ROADS
Río Grande	INTERNAL ROADS
Río Grande	VEHICLE PARKING			150
Río Grande	SAFETY ROAD
Río Grande	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION
Río Grande	PAPI INSTALLATION (year 3)			150
Río Grande	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	88	88
Río Grande	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			88	88	88	88	88	88
Río Grande	PASSENGER TERMINAL RETROFITTING
Río Grande	PARKING SPACES, ROADS AND INTERNAL ROADS
Río Grande	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Río Grande	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Río Grande	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Río Grande	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Río Grande	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Río Grande	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Río Grande	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Río Grande		7,448	12,078	1,040	740	88	88	88	88
Río Gallegos	FIRE-FIGHTING NETWORK	480	320
Río Gallegos	RUNWAY REPAVING – STAGE 2
Río Gallegos	SHOULDER REPAVING								900
Río Gallegos	TAXIWAY REPAIR								750
Río Gallegos	APRON REPAVING								1,000
Río Gallegos	CATERING WASTE MATERIAL MANAGEMENT							1,000
Río Gallegos	PAX TERMINAL RESTRUCTURING (stage 2)								1,000
Río Gallegos	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	116	116
Río Gallegos	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			116	116	116	116	116	116
Río Gallegos	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Río Gallegos	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Río Gallegos	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Río Gallegos	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Río Gallegos	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Río Gallegos	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)

34 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Resistencia	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Resistencia	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	77	77	77	77	77	77	77	77
Resistencia	ROADS AND INTERNAL SERVICE ROADS			140	140	140	140	140
Resistencia	PASSENGER TERMINAL RETROFITTING								171
Resistencia	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	450	450
Resistencia	LEVELING AND RECONDITIONING OF RUNWAY STRIP			240	240	240	240	240
Resistencia	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
Resistencia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			240	240	240	240	240
Resistencia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								171
Resistencia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			180	180	180	180	180
Resistencia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total Resistencia		1,527	527	877	877	877	877	877	648
Río Grande	REPAVING AND WIDENING OF RUNWAY AND SHOULDER END
Río Grande	TERMINAL AND TELESCOPIC JET WAY RETROFITTING (STAGE 4)
Río Grande	TAXIWAY REPAVING
Río Grande	AIRFIELD LIGHTING SYSTEM, HIGH INTENSITY CAT I SERIES
Río Grande	ACCESS – ROADS	400
Río Grande	INTERNAL ROADS	200
Río Grande	VEHICLE PARKING
Río Grande	SAFETY ROAD		600
Río Grande	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION	1,000
Río Grande	PAPI INSTALLATION (year 3)
Río Grande	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Río Grande	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	88	88	88	88	88	88	88	88
Río Grande	PASSENGER TERMINAL RETROFITTING			240	240	240	240	240
Río Grande	PARKING SPACES, ROADS AND INTERNAL ROADS								57
Río Grande	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								100
Río Grande	LEVELING AND RECONDITIONING OF RUNWAY STRIP			180	180	180	180	180
Río Grande	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
Río Grande	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			240	240	240	240	240
Río Grande	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								171
Río Grande	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			240	240	240	240	240
Río Grande	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								171
Total Río Grande		1,688	688	988	988	988	988	988	702
Río Gallegos	FIRE-FIGHTING NETWORK
Río Gallegos	RUNWAY REPAVING – STAGE 2		1,750	1,750
Río Gallegos	SHOULDER REPAVING	900
Río Gallegos	TAXIWAY REPAIR	750
Río Gallegos	APRON REPAVING	1,000
Río Gallegos	CATERING WASTE MATERIAL MANAGEMENT
Río Gallegos	PAX TERMINAL RESTRUCTURING (stage 2)	1,000
Río Gallegos	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Río Gallegos	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	116	116	116	116	116	116	116	116
Río Gallegos	LEVELING AND RECONDITIONING OF RUNWAY STRIP		2,100	2,100
Río Gallegos	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
Río Gallegos	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			400	400	400	400	400
Río Gallegos	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								286
Río Gallegos	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			360	360	360	360	360
Río Gallegos	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								257

35 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Resistencia	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								154
Resistencia	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	77	77	77	77	77	77		1,540
Resistencia	ROADS AND INTERNAL SERVICE ROADS								700
Resistencia	PASSENGER TERMINAL RETROFITTING	171	171	171	171	171	171		1,200
Resistencia	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								900
Resistencia	LEVELING AND RECONDITIONING OF RUNWAY STRIP								1,200
Resistencia	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
Resistencia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,200
Resistencia	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	171	171	171	171	171	171		1,200
Resistencia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								900
Resistencia	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total Resistencia		648	648	648	648	648	648		26,063
Río Grande	REPAVING AND WIDENING OF RUNWAY AND SHOULDER END								10,700
Río Grande	TERMINAL AND TELESCOPIC JET WAY RETROFITTING (STAGE 4)								6,500
Río Grande	TAXIWAY REPAVING								2,150
Río Grande	AIRFIELD LIGHTING SYSTEM, HIGH INTENSITY CAT I SERIES								1,304
Río Grande	ACCESS – ROADS								400
Río Grande	INTERNAL ROADS								200
Río Grande	VEHICLE PARKING								150
Río Grande	SAFETY ROAD								600
Río Grande	ALS AIRFIELD LIGHTING SYSTEM INSTALLATION								1,000
Río Grande	PAPI INSTALLATION (year 3)								150
Río Grande	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								175
Río Grande	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	88	88	88	88	88	88		1,750
Río Grande	PASSENGER TERMINAL RETROFITTING								1,200
Río Grande	PARKING SPACES, ROADS AND INTERNAL ROADS	57	57	57	57	57	57		400
Río Grande	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	100	100	100	100	100	100		700
Río Grande	LEVELING AND RECONDITIONING OF RUNWAY STRIP								900
Río Grande	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
Río Grande	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,200
Río Grande	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	171	171	171	171	171	171		1,200
Río Grande	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,200
Río Grande	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	171	171	171	171	171	171		1,200
Total Río Grande		702	702	702	702	702	702		33,879
Río Gallegos	FIRE-FIGHTING NETWORK								800
Río Gallegos	RUNWAY REPAVING – STAGE 2								3,500
Río Gallegos	SHOULDER REPAVING								1,800
Río Gallegos	TAXIWAY REPAIR								1,500
Río Gallegos	APRON REPAVING								2,000
Río Gallegos	CATERING WASTE MATERIAL MANAGEMENT								1,000
Río Gallegos	PAX TERMINAL RESTRUCTURING (stage 2)								2,000
Río Gallegos	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								232
Río Gallegos	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	116	116	116	116	116	116		2,324
Río Gallegos	LEVELING AND RECONDITIONING OF RUNWAY STRIP								4,200
Río Gallegos	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
Río Gallegos	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								2,000
Río Gallegos	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	286	286	286	286	286	286		2,000
Río Gallegos	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,800
Río Gallegos	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	257	257	257	257	257	257		1,800

36 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Río Gallegos	ROADS AND INTERNAL SERVICE ROADS
Río Gallegos	PASSENGER TERMINAL RETROFITTING
Río Gallegos	PARKING SPACES, ROADS AND INTERNAL ROADS
Total Río Gallegos		596	436	116	116	116	116	1,116	3,766
Santa Rosa	HIGH INTENSITY SERIES AIRFIELD LIGHTING SYSTEM			1,000	1,000
Santa Rosa	RUNWAY AND TAXIWAY REPAVING			2,300
Santa Rosa	TERMINAL RETROFITTING	3,050
Santa Rosa	APRON REPAVING (year 4)				400
Santa Rosa	SHOULDER REPAVING (year 3)			700
Santa Rosa	ACCESSES – ROADS							190
Santa Rosa	SAFETY ROAD					500
Santa Rosa	RUNWAY AIRFIELD LIGHTING SYSTEM				600
Santa Rosa	VEHICLE PARKING					180
Santa Rosa	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	123	46
Santa Rosa	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			46	46	46	46	46	46
Santa Rosa	PASSENGER TERMINAL RETROFITTING
Santa Rosa	PARKING SPACES, ROADS AND INTERNAL ROADS
Santa Rosa	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Santa Rosa	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Santa Rosa	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Santa Rosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Santa Rosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Santa Rosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Santa Rosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Santa Rosa		3,173	46	4,046	2,046	726	46	236	46
Santiago del Estero	TERMINAL RETROFITTING	571	229
Santiago del Estero	NEW RUNWAY AIRFIELD LIGHTING SYSTEM AND PAPI FOR THRESHOLD 3 and 21			800	800
Santiago del Estero	RUNWAY AND SHOULDERS REPAVING								2,250
Santiago del Estero	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT			460
Santiago del Estero	TAXIWAY REPAVING
Santiago del Estero	APRON REPAVING
Santiago del Estero	DAY MARKINGS
Santiago del Estero	SAFETY ROAD					630
Santiago del Estero	APRON EXPANSION (year 6)						2,479
Santiago del Estero	INTERNAL ROADS			200
Santiago del Estero	VEHICLE PARKING			180
Santiago del Estero	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	67	67
Santiago del Estero	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			67	67	67	67	67	67
Santiago del Estero	PASSENGER TERMINAL RETROFITTING
Santiago del Estero	PARKING SPACES, ROADS AND INTERNAL ROADS
Santiago del Estero	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Santiago del Estero	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Santiago del Estero	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Santiago del Estero	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Santiago del Estero	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Santiago del Estero	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Santiago del Estero	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Santiago del Estero		639	296	1,707	867	697	2,546	67	2,317
San Fernando	PERIMETER ROAD – STAGE 3			700

37 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Río Gallegos	ROADS AND INTERNAL SERVICE ROADS			160	160	160	160	160
Río Gallegos	PASSENGER TERMINAL RETROFITTING			560	560	560	560	560
Río Gallegos	PARKING SPACES, ROADS AND INTERNAL ROADS								114
Total Río Gallegos		3,766	3,966	5,446	1,596	1,596	1,596	1,596	888
Santa Rosa	HIGH INTENSITY SERIES AIRFIELD LIGHTING SYSTEM
Santa Rosa	RUNWAY AND TAXIWAY REPAVING
Santa Rosa	TERMINAL RETROFITTING
Santa Rosa	APRON REPAVING (year 4)
Santa Rosa	SHOULDER REPAVING (year 3)
Santa Rosa	ACCESSES – ROADS
Santa Rosa	SAFETY ROAD
Santa Rosa	RUNWAY AIRFIELD LIGHTING SYSTEM
Santa Rosa	VEHICLE PARKING
Santa Rosa	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Santa Rosa	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	46	46	46	46	46	46	46	46
Santa Rosa	PASSENGER TERMINAL RETROFITTING								171
Santa Rosa	PARKING SPACES, ROADS AND INTERNAL ROADS								114
Santa Rosa	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								100
Santa Rosa	LEVELING AND RECONDITIONING OF RUNWAY STRIP			200	200	200	200	200
Santa Rosa	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								71
Santa Rosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Santa Rosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Santa Rosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			180	180	180	180	180
Santa Rosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total Santa Rosa		46	46	626	626	626	626	626	760
Santiago del Estero	TERMINAL RETROFITTING
Santiago del Estero	NEW RUNWAY AIRFIELD LIGHTING SYSTEM AND PAPI FOR THRESHOLD 3 and 21
Santiago del Estero	RUNWAY AND SHOULDERS REPAVING	2,250
Santiago del Estero	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Santiago del Estero	TAXIWAY REPAVING		770
Santiago del Estero	APRON REPAVING		500
Santiago del Estero	DAY MARKINGS		400
Santiago del Estero	SAFETY ROAD
Santiago del Estero	APRON EXPANSION (year 6)
Santiago del Estero	INTERNAL ROADS
Santiago del Estero	VEHICLE PARKING
Santiago del Estero	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Santiago del Estero	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	67	67	67	67	67	67	67	67
Santiago del Estero	PASSENGER TERMINAL RETROFITTING								229
Santiago del Estero	PARKING SPACES, ROADS AND INTERNAL ROADS								114
Santiago del Estero	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								71
Santiago del Estero	LEVELING AND RECONDITIONING OF RUNWAY STRIP			300	300	300	300	300
Santiago del Estero	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								257
Santiago del Estero	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Santiago del Estero	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Santiago del Estero	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			160	160	160	160	160
Santiago del Estero	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total Santiago del Estero		2,317	1,737	727	727	727	727	727	996
San Fernando	PERIMETER ROAD – STAGE 3

38 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Río Gallegos	ROADS AND INTERNAL SERVICE ROADS								800
Río Gallegos	PASSENGER TERMINAL RETROFITTING								2,800
Río Gallegos	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
Total Río Gallegos		888	888	888	888	888	888		32,156
Santa Rosa	HIGH INTENSITY SERIES AIRFIELD LIGHTING SYSTEM								2,000
Santa Rosa	RUNWAY AND TAXIWAY REPAVING								2,300
Santa Rosa	TERMINAL RETROFITTING								3,050
Santa Rosa	APRON REPAVING (year 4)								400
Santa Rosa	SHOULDER REPAVING (year 3)								700
Santa Rosa	ACCESSES – ROADS								190
Santa Rosa	SAFETY ROAD								500
Santa Rosa	RUNWAY AIRFIELD LIGHTING SYSTEM								600
Santa Rosa	VEHICLE PARKING								180
Santa Rosa	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								169
Santa Rosa	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	46	46	46	46	46	46		910
Santa Rosa	PASSENGER TERMINAL RETROFITTING	171	171	171	171	171	171		1,200
Santa Rosa	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
Santa Rosa	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	100	100	100	100	100	100		700
Santa Rosa	LEVELING AND RECONDITIONING OF RUNWAY STRIP								1,000
Santa Rosa	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	71	71	71	71	71	71		500
Santa Rosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Santa Rosa	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Santa Rosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								900
Santa Rosa	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total Santa Rosa		760	760	760	760	760	760		18,899
Santiago del Estero	TERMINAL RETROFITTING								800
Santiago del Estero	NEW RUNWAY AIRFIELD LIGHTING SYSTEM AND PAPI FOR THRESHOLD 3 and 21								1,600
Santiago del Estero	RUNWAY AND SHOULDERS REPAVING								4,500
Santiago del Estero	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								460
Santiago del Estero	TAXIWAY REPAVING								770
Santiago del Estero	APRON REPAVING								500
Santiago del Estero	DAY MARKINGS								400
Santiago del Estero	SAFETY ROAD								630
Santiago del Estero	APRON EXPANSION (year 6)								2,479
Santiago del Estero	INTERNAL ROADS								200
Santiago del Estero	VEHICLE PARKING								180
Santiago del Estero	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								134
Santiago del Estero	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	67	67	67	67	67	67		1,344
Santiago del Estero	PASSENGER TERMINAL RETROFITTING	229	229	229	229	229	229		1,600
Santiago del Estero	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
Santiago del Estero	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	71	71	71	71	71	71		500
Santiago del Estero	LEVELING AND RECONDITIONING OF RUNWAY STRIP								1,500
Santiago del Estero	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	257	257	257	257	257	257		1,800
Santiago del Estero	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Santiago del Estero	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Santiago del Estero	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								800
Santiago del Estero	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total Santiago del Estero		996	996	996	996	996	996		23,797
San Fernando	PERIMETER ROAD – STAGE 3								700

39 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
San Fernando	AUTOMATIC TRANSFER AND GEL			288	288
San Fernando	PAPI AIRFIELD LIGHTING FOR THRESHOLD 5 and 23					311	311
San Fernando	AIR STATION INSTALLATIONS			460	460
San Fernando	RUNWAY AND TAXIWAY REPAVING				1,438	1,438
San Fernando	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	537
San Fernando	TAWIWAY REPAVING (year 6)						3,500
San Fernando	DAY MARKING (year 3)			500
San Fernando	ACCESS ROAD			240
San Fernando	GAS NETWORK			640
San Fernando	ELECTRICITY NETWORK			300
San Fernando	FIRE-FIGHTING NETWORK			1,000
San Fernando	PAN SQUADRON
San Fernando	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	100	100
San Fernando	RENOVATION OF FEDERAL AVIATION FORCE HANGAR
San Fernando	HANGAR IBARRA
San Fernando	HANGAR TENIL S.A.
San Fernando	HANGAR AIRCRAFT SERVICE
San Fernando	HANGAR UNO
San Fernando	HANGAR BAUTEC
San Fernando	HANGAR AIR PATROL
San Fernando	HANGAR AMERICAN JET
San Fernando	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			100	100	100	100	100	100
San Fernando	PASSENGER TERMINAL RETROFITTING
San Fernando	PARKING SPACES, ROADS AND INTERNAL ROADS
San Fernando	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
San Fernando	LEVELING AND RECONDITIONING OF RUNWAY STRIP
San Fernando	TAXIWAY AIR LIGHITING SYSTEM
San Fernando	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
San Fernando	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
San Fernando	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
San Fernando	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
San Fernando	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total San Fernando		637	100	4,228	2,285	1,848	3,911	100	100
Salta	APRON EXPANSION – STAGE 2				1,783	1,783
Salta	ACCESSES – ROADS (year 7)								2,300
Salta	SAFETY ROAD					1,000
Salta	CATERING WASTE MATERIAL MANAGEMENT							500
Salta	TAXIWAY AND SHOULDER REPAVING		1,500
Salta	INTERNAL ROADS			700
Salta	APPROACH FLACH FOR RUNWAY 01-19			542
Salta	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	132	132
Salta	ADDITION OF ESCALATORS IN ARRIVALS	200
Salta	INFRASTRUCTURE ADAPTATION IN PARKING SPACES AND ACCESS	400
Salta	ENCLOSURE OF TERRACE IN EAST SECTOR		250
Salta	APRON LIGHTING	200
Salta	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			132	132	132	132	132	132
Salta	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Salta	TAXIWAY AIR LIGHITING SYSTEM
Salta	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE

40 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
San Fernando	AUTOMATIC TRANSFER AND GEL
San Fernando	PAPI AIRFIELD LIGHTING FOR THRESHOLD 5 and 23
San Fernando	AIR STATION INSTALLATIONS
San Fernando	RUNWAY AND TAXIWAY REPAVING
San Fernando	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
San Fernando	TAWIWAY REPAVING (year 6)
San Fernando	DAY MARKING (year 3)
San Fernando	ACCESS ROAD
San Fernando	GAS NETWORK
San Fernando	ELECTRICITY NETWORK
San Fernando	FIRE-FIGHTING NETWORK
San Fernando	PAN SQUADRON	300
San Fernando	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
San Fernando	RENOVATION OF FEDERAL AVIATION FORCE HANGAR
San Fernando	HANGAR IBARRA
San Fernando	HANGAR TENIL S.A.
San Fernando	HANGAR AIRCRAFT SERVICE
San Fernando	HANGAR UNO
San Fernando	HANGAR BAUTEC
San Fernando	HANGAR AIR PATROL
San Fernando	HANGAR AMERICAN JET
San Fernando	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	100	100	100	100	100	100	100	100
San Fernando	PASSENGER TERMINAL RETROFITTING			320	320	320	320	320
San Fernando	PARKING SPACES, ROADS AND INTERNAL ROADS			160	160	160	160	160
San Fernando	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								57
San Fernando	LEVELING AND RECONDITIONING OF RUNWAY STRIP			400	400	400	400	400
San Fernando	TAXIWAY AIR LIGHITING SYSTEM			340	340	340	340	340
San Fernando	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								100
San Fernando	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			240	240	240	240	240
San Fernando	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
San Fernando	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			240	240	240	240	240
San Fernando	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								171
Total San Fernando		400	100	1,800	1,800	1,800	1,800	1,800	572
Salta	APRON EXPANSION – STAGE 2
Salta	ACCESSES – ROADS (year 7)
Salta	SAFETY ROAD
Salta	CATERING WASTE MATERIAL MANAGEMENT
Salta	TAXIWAY AND SHOULDER REPAVING
Salta	INTERNAL ROADS
Salta	APPROACH FLACH FOR RUNWAY 01-19
Salta	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Salta	ADDITION OF ESCALATORS IN ARRIVALS
Salta	INFRASTRUCTURE ADAPTATION IN PARKING SPACES AND ACCESS
Salta	ENCLOSURE OF TERRACE IN EAST SECTOR
Salta	APRON LIGHTING
Salta	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	132	132	132	132	132	132	132	132
Salta	LEVELING AND RECONDITIONING OF RUNWAY STRIP			820	820	820	820	820
Salta	TAXIWAY AIR LIGHITING SYSTEM			340	340	340	340	340
Salta	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								257

41 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
San Fernando	AUTOMATIC TRANSFER AND GEL								575
San Fernando	PAPI AIRFIELD LIGHTING FOR THRESHOLD 5 and 23								621
San Fernando	AIR STATION INSTALLATIONS								920
San Fernando	RUNWAY AND TAXIWAY REPAVING								2,875
San Fernando	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								537
San Fernando	TAWIWAY REPAVING (year 6)								3,500
San Fernando	DAY MARKING (year 3)								500
San Fernando	ACCESS ROAD								240
San Fernando	GAS NETWORK								640
San Fernando	ELECTRICITY NETWORK								300
San Fernando	FIRE-FIGHTING NETWORK								1,000
San Fernando	PAN SQUADRON								300
San Fernando	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								200
San Fernando	RENOVATION OF FEDERAL AVIATION FORCE HANGAR
San Fernando	HANGAR IBARRA
San Fernando	HANGAR TENIL S.A.
San Fernando	HANGAR AIRCRAFT SERVICE
San Fernando	HANGAR UNO
San Fernando	HANGAR BAUTEC
San Fernando	HANGAR AIR PATROL
San Fernando	HANGAR AMERICAN JET
San Fernando	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	100	100	100	100	100	100		2,002
San Fernando	PASSENGER TERMINAL RETROFITTING								1,600
San Fernando	PARKING SPACES, ROADS AND INTERNAL ROADS								800
San Fernando	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	57	57	57	57	57	57		400
San Fernando	LEVELING AND RECONDITIONING OF RUNWAY STRIP								2,000
San Fernando	TAXIWAY AIR LIGHITING SYSTEM								1,700
San Fernando	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	100	100	100	100	100	100		700
San Fernando	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,200
San Fernando	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
San Fernando	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,200
San Fernando	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	171	171	171	171	171	171		1,200
Total San Fernando		572	572	572	572	572	572		26,710
Salta	APRON EXPANSION – STAGE 2								3,565
Salta	ACCESSES – ROADS (year 7)								2,300
Salta	SAFETY ROAD								1,000
Salta	CATERING WASTE MATERIAL MANAGEMENT								500
Salta	TAXIWAY AND SHOULDER REPAVING								1,500
Salta	INTERNAL ROADS								700
Salta	APPROACH FLACH FOR RUNWAY 01-19								542
Salta	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								263
Salta	ADDITION OF ESCALATORS IN ARRIVALS								200
Salta	INFRASTRUCTURE ADAPTATION IN PARKING SPACES AND ACCESS								400
Salta	ENCLOSURE OF TERRACE IN EAST SECTOR								250
Salta	APRON LIGHTING								200
Salta	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	132	132	132	132	132	132		2,632
Salta	LEVELING AND RECONDITIONING OF RUNWAY STRIP								4,100
Salta	TAXIWAY AIR LIGHITING SYSTEM								1,700
Salta	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	257	257	257	257	257	257		1,800

42 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
Salta	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Salta	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Salta	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Salta	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Salta	ROADS AND INTERNAL SERVICE ROADS
Salta	PASSENGER TERMINAL RETROFITTING
Salta	PARKING SPACES, ROADS AND INTERNAL ROADS
Salta	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Total Salta		932	1,882	1,374	1,914	2,914	132	632	2,432
Tucumán	RETROFITTING OF RUNWAY, TAXIWAY AND APRON (STAGE)				2,500	2,500
Tucumán	DRINKIN WATER AND FIRE/ NETWORK	690
Tucumán	ACCESS EXPANSION AND PARKING COLLECTION	115
Tucumán	RUNWAY AIRFIELD LIGHTING SYSTEM, HIGH INTENSITY CAT I				750	750
Tucumán	NEW APRON CONSTRUCTION			2,500
Tucumán	SEWER LIQUID TREATMENT PLANT			600
Tucumán	TAXIWAY REPAVING (year 8)								1,800
Tucumán	SHOULDER REPAVING (year 10)
Tucumán	APRON REPAVING (year 9)
Tucumán	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	233	151
Tucumán	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			151	151	151	151	151	151
Tucumán	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Tucumán	TAXIWAY AIR LIGHITING SYSTEM
Tucumán	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Tucumán	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Tucumán	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Tucumán	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Tucumán	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Tucumán	ROADS AND INTERNAL SERVICE ROADS
Tucumán	PASSENGER TERMINAL RETROFITTING
Tucumán	PARKING SPACES, ROADS AND INTERNAL ROADS
Tucumán	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Total Tucumán		1,038	151	3,251	3,401	3,401	151	151	1,951
San Juan	PARALLEL AIRFIELD LIGHTING SYSTEM REPAIR				900
San Juan	AUTOMATIC TRANSFER AND GEL	385
San Juan	OBSTACLE REMOVAL IN THRESHOLD 18		173
San Juan	FIRE-FIGHTING NETWORK			1,000
San Juan	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT		537	268
San Juan	RUNWAY REPAVING
San Juan	TAXIWAY REPAVING
San Juan	APRON REPAVING				200
San Juan	SHOULDER REPAVING				800
San Juan	INTERNAL ROADS					120
San Juan	SAFETY ROAD						1,200
San Juan	RUNWAY STRIP			1,300
San Juan	PAX TERMINAL RESTRUCTURING
San Juan	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	66	66
San Juan	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			66	66	66	66	66	66
San Juan	PARKING SPACES, ROADS AND INTERNAL ROADS
San Juan	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT

43 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
Salta	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			500	500	500	500	500
Salta	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								357
Salta	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			480	480	480	480	480
Salta	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								343
Salta	ROADS AND INTERNAL SERVICE ROADS			430	430	430	430	430
Salta	PASSENGER TERMINAL RETROFITTING			560	560	560	560	560
Salta	PARKING SPACES, ROADS AND INTERNAL ROADS								114
Salta	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								214
Total Salta		132	132	3,262	3,262	3,262	3,262	3,262	1,417
Tucumán	RETROFITTING OF RUNWAY, TAXIWAY AND APRON (STAGE)
Tucumán	DRINKIN WATER AND FIRE/ NETWORK
Tucumán	ACCESS EXPANSION AND PARKING COLLECTION
Tucumán	RUNWAY AIRFIELD LIGHTING SYSTEM, HIGH INTENSITY CAT I
Tucumán	NEW APRON CONSTRUCTION
Tucumán	SEWER LIQUID TREATMENT PLANT
Tucumán	TAXIWAY REPAVING (year 8)
Tucumán	SHOULDER REPAVING (year 10)		1,200
Tucumán	APRON REPAVING (year 9)	1,500
Tucumán	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Tucumán	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	151	151	151	151	151	151	151	151
Tucumán	LEVELING AND RECONDITIONING OF RUNWAY STRIP			820	820	820	820	820
Tucumán	TAXIWAY AIR LIGHITING SYSTEM			340	340	340	340	340
Tucumán	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								129
Tucumán	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			500	500	500	500	500
Tucumán	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								357
Tucumán	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			360	360	360	360	360
Tucumán	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								257
Tucumán	ROADS AND INTERNAL SERVICE ROADS			230	230	230	230	230
Tucumán	PASSENGER TERMINAL RETROFITTING			360	360	360	360	360
Tucumán	PARKING SPACES, ROADS AND INTERNAL ROADS								114
Tucumán	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								157
Total Tucumán		1,651	1,351	2,761	2,761	2,761	2,761	2,761	1,165
San Juan	PARALLEL AIRFIELD LIGHTING SYSTEM REPAIR
San Juan	AUTOMATIC TRANSFER AND GEL
San Juan	OBSTACLE REMOVAL IN THRESHOLD 18
San Juan	FIRE-FIGHTING NETWORK
San Juan	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
San Juan	RUNWAY REPAVING		7,500
San Juan	TAXIWAY REPAVING		800
San Juan	APRON REPAVING
San Juan	SHOULDER REPAVING
San Juan	INTERNAL ROADS
San Juan	SAFETY ROAD
San Juan	RUNWAY STRIP
San Juan	PAX TERMINAL RESTRUCTURING		1,200
San Juan	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
San Juan	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	66	66	66	66	66	66	66	66
San Juan	PARKING SPACES, ROADS AND INTERNAL ROADS								114
San Juan	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								100

44 de 48

CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
Salta	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								2,500
Salta	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	357	357	357	357	357	357		2,500
Salta	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								2,400
Salta	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	343	343	343	343	343	343		2,400
Salta	ROADS AND INTERNAL SERVICE ROADS								2,150
Salta	PASSENGER TERMINAL RETROFITTING								2,800
Salta	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
Salta	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	214	214	214	214	214	214		1,500
Total Salta		1,417	1,417	1,417	1,417	1,417	1,417		38,702
Tucumán	RETROFITTING OF RUNWAY, TAXIWAY AND APRON (STAGE)								5,000
Tucumán	DRINKIN WATER AND FIRE/ NETWORK								690
Tucumán	ACCESS EXPANSION AND PARKING COLLECTION								115
Tucumán	RUNWAY AIRFIELD LIGHTING SYSTEM, HIGH INTENSITY CAT I								1,500
Tucumán	NEW APRON CONSTRUCTION								2,500
Tucumán	SEWER LIQUID TREATMENT PLANT								600
Tucumán	TAXIWAY REPAVING (year 8)								1,800
Tucumán	SHOULDER REPAVING (year 10)								1,200
Tucumán	APRON REPAVING (year 9)								1,500
Tucumán	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								384
Tucumán	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	151	151	151	151	151	151		3,010
Tucumán	LEVELING AND RECONDITIONING OF RUNWAY STRIP								4,100
Tucumán	TAXIWAY AIR LIGHITING SYSTEM								1,700
Tucumán	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	129	129	129	129	129	129		900
Tucumán	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								2,500
Tucumán	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	357	357	357	357	357	357		2,500
Tucumán	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,800
Tucumán	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	257	257	257	257	257	257		1,800
Tucumán	ROADS AND INTERNAL SERVICE ROADS								1,150
Tucumán	PASSENGER TERMINAL RETROFITTING								1,800
Tucumán	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
Tucumán	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	157	157	157	157	157	157		1,100
Total Tucumán		1,165	1,165	1,165	1,165	1,165	1,165		38,449
San Juan	PARALLEL AIRFIELD LIGHTING SYSTEM REPAIR								900
San Juan	AUTOMATIC TRANSFER AND GEL								385
San Juan	OBSTACLE REMOVAL IN THRESHOLD 18								173
San Juan	FIRE-FIGHTING NETWORK								1,000
San Juan	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								805
San Juan	RUNWAY REPAVING								7,500
San Juan	TAXIWAY REPAVING								800
San Juan	APRON REPAVING								200
San Juan	SHOULDER REPAVING								800
San Juan	INTERNAL ROADS								120
San Juan	SAFETY ROAD								1,200
San Juan	RUNWAY STRIP								1,300
San Juan	PAX TERMINAL RESTRUCTURING								1,200
San Juan	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								132
San Juan	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	66	66	66	66	66	66		1,316
San Juan	PARKING SPACES, ROADS AND INTERNAL ROADS	114	114	114	114	114	114		800
San Juan	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	100	100	100	100	100	100		700

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2006 (*)	2007	2008	2009	2010	2011	2012	2013
	$ thousands without VAT	139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583
San Juan	LEVELING AND RECONDITIONING OF RUNWAY STRIP
San Juan	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
San Juan	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
San Juan	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
San Juan	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
San Juan	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
San Juan	PASSENGER TERMINAL RETROFITTING
Total San Juan		451	775	2,634	1,966	186	1,266	66	66
Viedma	AUTOMATIC TRANSFER AND GEL	280
Viedma	RUNWAY AND TAXIWAY REPAVING				10,240
Viedma	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT		115	230
Viedma	SHOULDER REPAVING				1,300
Viedma	ACCESSES – ROADS		200
Viedma	SAFETY ROAD								600
Viedma	PAX TERMINAL RESTRUCTURING
Viedma	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	58	58
Viedma	PARKING LOT PAVING	250
Viedma	WIRE PERIMETER FENCE WALL	275
Viedma	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			58	58	58	58	58	58
Viedma	PASSENGER TERMINAL RETROFITTING
Viedma	PARKING SPACES, ROADS AND INTERNAL ROADS
Viedma	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Viedma	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Viedma	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Viedma	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Viedma	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Viedma	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Viedma	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Viedma		863	373	288	11,598	58	58	58	658
Villa Reynolds	SEALING OF JOINTS AND CRACKS, AND MAINTENANCE	95
Villa Reynolds	PERIMETER FENCE	727
Villa Reynolds	RUNWAY AND TAXIWAY REPAVING							8,300
Villa Reynolds	AUTOMATIC TRANSFER AND GEL	300
Villa Reynolds	TERMINAL RETROFITTING		173
Villa Reynolds	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)	39	39
Villa Reynolds	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)			39	39	39	39	39	39
Villa Reynolds	PASSENGER TERMINAL RETROFITTING
Villa Reynolds	PARKING SPACES, ROADS AND INTERNAL ROADS
Villa Reynolds	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Villa Reynolds	LEVELING AND RECONDITIONING OF RUNWAY STRIP
Villa Reynolds	TAXIWAY AND RUNWAY AIRFIELD LIGHTING SYSTEM
Villa Reynolds	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE
Villa Reynolds	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)
Villa Reynolds	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)
Villa Reynolds	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)
Villa Reynolds	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)
Total Villa Reynolds		1,161	212	39	39	39	39	8,339	39
Total general		139,382	188,047	174,243	229,694	246,996	106,553	97,094	82,583

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2014	2015	2016	2017	2018	2019	2020	2021
	$ thousands without VAT	116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345
San Juan	LEVELING AND RECONDITIONING OF RUNWAY STRIP					167	167	167
San Juan	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
San Juan	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
San Juan	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
San Juan	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			100	100	100	100	100
San Juan	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								71
San Juan	PASSENGER TERMINAL RETROFITTING								129
Total San Juan		66	9,566	366	366	532	532	532	737
Viedma	AUTOMATIC TRANSFER AND GEL
Viedma	RUNWAY AND TAXIWAY REPAVING
Viedma	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT
Viedma	SHOULDER REPAVING
Viedma	ACCESSES – ROADS
Viedma	SAFETY ROAD
Viedma	PAX TERMINAL RESTRUCTURING	750	750
Viedma	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Viedma	PARKING LOT PAVING
Viedma	WIRE PERIMETER FENCE WALL
Viedma	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	58	58	58	58	58	58	58	58
Viedma	PASSENGER TERMINAL RETROFITTING			240	240	240	240	240
Viedma	PARKING SPACES, ROADS AND INTERNAL ROADS								43
Viedma	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								71
Viedma	LEVELING AND RECONDITIONING OF RUNWAY STRIP			200	200	200	200	200
Viedma	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								114
Viedma	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Viedma	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Viedma	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			200	200	200	200	200
Viedma	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								143
Total Viedma		808	808	898	898	898	898	898	572
Villa Reynolds	SEALING OF JOINTS AND CRACKS, AND MAINTENANCE
Villa Reynolds	PERIMETER FENCE
Villa Reynolds	RUNWAY AND TAXIWAY REPAVING
Villa Reynolds	AUTOMATIC TRANSFER AND GEL
Villa Reynolds	TERMINAL RETROFITTING
Villa Reynolds	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)
Villa Reynolds	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	39	39	39	39	39	39	39	39
Villa Reynolds	PASSENGER TERMINAL RETROFITTING			360	360	360	360	360
Villa Reynolds	PARKING SPACES, ROADS AND INTERNAL ROADS								71
Villa Reynolds	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								100
Villa Reynolds	LEVELING AND RECONDITIONING OF RUNWAY STRIP			400	400	400	400	400
Villa Reynolds	TAXIWAY AND RUNWAY AIRFIELD LIGHTING SYSTEM			1,500
Villa Reynolds	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE								71
Villa Reynolds	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)			200	200	200	200	200
Villa Reynolds	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)								143
Villa Reynolds	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)			160	160	160	160	160
Villa Reynolds	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)								114
Total Villa Reynolds		39	39	2,659	1,159	1,159	1,159	1,159	539
Total general		116,829	124,472	74,230	56,230	73,397	78,157	64,657	43,345

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CONCESION GRUPO A SNA

		Total	Total	Total	Total	Total	Total	Total
AEROP.	INVESTMENT PLAN	2022	2023	2024	2025	2026	2027	2028	Total
	$ thousands without VAT	42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390
San Juan	LEVELING AND RECONDITIONING OF RUNWAY STRIP								500
San Juan	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
San Juan	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
San Juan	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
San Juan	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								500
San Juan	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	71	71	71	71	71	71		500
San Juan	PASSENGER TERMINAL RETROFITTING	129	129	129	129	129	129		900
Total San Juan		737	737	737	737	737	737		24,530
Viedma	AUTOMATIC TRANSFER AND GEL								280
Viedma	RUNWAY AND TAXIWAY REPAVING								10,240
Viedma	SEWAGE TREATMENT NETWORK AND TREATMENT PLANT								345
Viedma	SHOULDER REPAVING								1,300
Viedma	ACCESSES – ROADS								200
Viedma	SAFETY ROAD								600
Viedma	PAX TERMINAL RESTRUCTURING								1,500
Viedma	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								116
Viedma	PARKING LOT PAVING								250
Viedma	WIRE PERIMETER FENCE WALL								275
Viedma	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	58	58	58	58	58	58		1,162
Viedma	PASSENGER TERMINAL RETROFITTING								1,200
Viedma	PARKING SPACES, ROADS AND INTERNAL ROADS	43	43	43	43	43	43		300
Viedma	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	71	71	71	71	71	71		500
Viedma	LEVELING AND RECONDITIONING OF RUNWAY STRIP								1,000
Viedma	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	114	114	114	114	114	114		800
Viedma	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Viedma	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Viedma	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								1,000
Viedma	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	143	143	143	143	143	143		1,000
Total Viedma		572	572	572	572	572	572		24,068
Villa Reynolds	SEALING OF JOINTS AND CRACKS, AND MAINTENANCE								95
Villa Reynolds	PERIMETER FENCE								727
Villa Reynolds	RUNWAY AND TAXIWAY REPAVING								8,300
Villa Reynolds	AUTOMATIC TRANSFER AND GEL								300
Villa Reynolds	TERMINAL RETROFITTING								173
Villa Reynolds	OME (year 1 – year 2) (Infrastructure and Maintenance Global Works)								78
Villa Reynolds	OME (year 3 – year 22) (Infrastructure and Maintenance Global Works)	39	39	39	39	39	39		784
Villa Reynolds	PASSENGER TERMINAL RETROFITTING								1,800
Villa Reynolds	PARKING SPACES, ROADS AND INTERNAL ROADS	71	71	71	71	71	71		500
Villa Reynolds	DRINKING WATER, AND SEWAGE TREATMENT NETWORK AND TREATMENT PLANT	100	100	100	100	100	100		700
Villa Reynolds	LEVELING AND RECONDITIONING OF RUNWAY STRIP								2,000
Villa Reynolds	TAXIWAY AND RUNWAY AIRFIELD LIGHTING SYSTEM								1,500
Villa Reynolds	ADAPTATION OF SAFETY ROAD AND PERIMETER FENCE	71	71	71	71	71	71		500
Villa Reynolds	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 11 – year 15)								1,000
Villa Reynolds	MAINTENANCE AND REHABILITATION OF PAVEMENTS, RUNWAYS, TAXIWAYS AND APRON AND MARGINS (year 16 – year 22)	143	143	143	143	143	143		1,000
Villa Reynolds	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 11- year 15)								800
Villa Reynolds	AIRFIELD LIGHTING AND DAY MARKING MAINTENANCE (year 16- year 22)	114	114	114	114	114	114		800
Total Villa Reynolds		539	539	539	539	539	539		21,057
Total general		42,240	42,240	43,240	46,440	42,240	42,080	4,002	2,158,390

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“2007 – Year Dedicated to Road Safety”

APPENDIX V

INCOME AND EXPENSES FINANCIAL PROJECTION (2006-2028)

The INCOME AND EXPENSES FINANCIAL PROJECTION (IEFP) of the LICENSE, for the period of January 2006 – February 2028, has been made in Pesos, assuming: a) a nominal exchange rate with no changes during the aforementioned period; b) an inflation rate equal to zero for all and each of the years taken into account. The “results” sheet of the projection is added to this APPENDIX.

Below, we expose the main premises used to develop the projection.

1. Income: to determine the income projection of the LICENSE for the 2006-2028 period, we have used as source of information, the passenger traffic and movement curve developed by the ORSNA. We have not considered any charge modification in the projection.

1.1. Aeronautical Income: This includes income received as air station usage fee, parking fee, landing fee and telescopic jet way usage fee.

The following chart exposes the annual increase percentages forecasted by the ORSNA for the aforementioned LICENSE period, discriminating between domestic and international passengers.

Such projection forecasts that movements will have the same evolution as the passenger traffic. The ORSNA forecasts a growth rate for the year 2006 of 9% for international traffic (pax and aircraft movement) and 2.5% for domestic traffic (pax and aircraft movement). For the following years, these rates tend to converge in an average value of around 3.5%.

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“2007 – Year Dedicated to Road Safety”

1.2. Commercial Income: To make the commercial income projection, we used as basis the real commercial income for year 2005. Such income base was projected by means of the evolution of linked variables and by applying correlation functions, which are detailed in the following chart:

Concept	Linked variables	Correlation
Ramp Services	Movements	80%
Fuel	Movements	100%
Tax Free Shop	International Passengers	100%
Publicity	Investment Plan (*)	100%
Parking	Total passengers	100%
Catering	International Passengers	100%
Rents	Investment Plan (*)	75%
Transportation	Total passengers	100%
Coffee shop	Total passengers	100%
Services and shops	Total passengers	100%
Reimbursement of expenses in public services	% of Expenses in public services	21%

(*) This corresponds to the percentage of increase of the net investment.

Note:	Additionally to the projection by the linked variables, we have taken into account income from payment for goodwill, for an annual average amount of around $ 5 million.

Likewise, we have adopted the following premises, as regards the business line evolution:

a) Tax Free Shop: The current terms of the LICENSE shall be kept until the end of the projection.

b) Ramp Services: The current terms of the LICENSE shall be kept until the end of the projection.

c) Fiscal Deposits: The premise considers that, from the second semester of 2009, the LICENSEE shall administer and exploit the 100% of the fiscal deposit activity that is currently carried out by Edcadassa. The income from the business, which is assumed to increase to an annual rate of 5%, has been exposed as commercial income from that date on.

2

“2007 – Year Dedicated to Road Safety”

2. Operative Expenses:

As a basis for the projection, the expenses presented by the LICENSEE in his/her tender for the year 2006 were used. The components of such cost structure are detailed below:

(Figures in Thousands of Pesos)
Personnel
Electricity
Gas
Water
Telephone
Mail
Maintenance and Repair
Stationary and Office material
Insurance policies
Hired Services
Fire-fighting and Medical Services
Matrix
Other Operation Expenses

Such expense structure is re-expressed based on the following polynomial formula:

[52,59% variation of the salary indexes + 14,23% variation of the exchange rate + 33,18% variation of the Wholesale Internal Price Index].

By applying such formula we obtain a re-expressed value of $194 million, to which we have added $22.3 million corresponding to the projected expenses related to the application of the Gross Income Tax and $4.8 million, corresponding to the debit and credit tax (without tax deductions) and subtracting $11.9 million by way of Management fee, in excess of the resulting amount of 3% over income for this item.

This $209-million basis has been considered as the level of operative expenses that the LICENSEE will have during 2006.

Such expense basis was projected to the year 2006-2028 by means of linked variables and correlation functions that are considered appropriate for the current license reality. Below, we expose such linked variables and the adopted correlation functions.

Concept	Linked variables	Correlation
Salaries	Fixed
Public Services	Investment Plan (*)	55%
Maintenance	Total passengers	30%
	Investment Plan (*)	35%
Hired Services	Total passengers	30%
Insurance policies	Investment Plan (*)	100%
Fire-fighting and Medical Services	Total passengers	20%
Other Operation Expenses	Investment Plan (*)	35%
Matrix	Total passengers	30%

(*) This corresponds to the percentage of increase of the net investment.

3

“2007 – Year Dedicated to Road Safety”

The aforementioned linked variables and correlation functions shall be considered for the purpose of future reviews.

3. Specific Allocation of the License Income:

The detailed provision in agreement with APPENDIX III to the present LETTER OF UNDERSTANDING was taken into account.

4. Mutual Claim Agreement:

A net balance at the expense of the license of $ 849.16 million and its repayment mechanisms were considered, according to the provisions of APPENDIX VII to the present LETTER OF UNDERSTANDING.

5. Investments:

The INVESTMENT PLAN corresponding to the period 2006-2028 is composed by: (i) Works needed to comply with the defined standards on service safety and quality and (ii) works that were also necessary, but were not being executed, and so have been rescheduled.

The INVESTMENT PLAN for the remaining years of the LICENSE period (2011 - 2028) shall be determined through five-year investment plans. For this period, the foreseen investment amount has been calculated as a function of the relation between committed investments and foreseen aeronautical incomes in the tender submitted by the LICENSEE, complemented by the remaining investment amount of works that have not still been executed, and which are scheduled to be finished in 2015.

Plan de Inversiones (2006-2028)

4

“2007 – Year Dedicated to Road Safety”

6. (Tax) Amortizations: To make a projection for the tax amortizations, we have assumed that: a) investments have an average useful life of 24 years, b) the property, plant and equipment, pursuant to the provisions of the applicable standards, cannot be adjusted for inflation for tax purposes, and c) 100% of the investments shall be amortized at the end of the license period.

7. Taxes:

It was assumed that the company is affected by the following taxes:

•	Income tax – Rate: 35%

•	Minimum expected income tax – Rate: 1%

•	Added Value Tax – Rate: 21% or 27%, depending on the concept.

•	Gross Income tax – Rate: 4%

•	Financial transfer tax – Rate: 1.2%, of which 0.2% was considered as payment to the account of income tax.

Additionally, it was considered that the suitability of the contract is not affected by stamp tax.

As regards the Income Tax, the Financial Projection of Incomes and Expenses considers the accumulated tax loss carry forward items.

In relation to the value added tax, the Financial Projection of Incomes and Expenses considers that when the tax position has a favorable balance, the recovery process of such balance shall take place in a period of 90 days.

8. Financing:

We should explain that, even when the Financial Projection of Incomes and Expenses of the License has not been taken into account, the Licensee foresees that he will be able to get financing for around US$ 400 million for the period 2006-2010, with the purpose of canceling the Negotiable Obligations issued by the LICENSEE, and having a working capital.

Below, we have included a detail of the required financing:

a)	Third quarter 2006: Issuance of Series I for US$ 120 million for a term of 7 years plus one year’s grace, and an annual rate of 12%

b)	Third quarter 2006: Payment of the balance of the ON.

c)	Issuance Series II, for a total amount of US$ 150 million, for a term of 10 years, with 2 year’s grace and an annual interest rate of 8%

d)	Issuance of other Series for US$ 1.30 million for a term of 7 years plus one year’s grace, and an annual rate of 12%.

5

"2007 – Year Dedicated to Road Safety"
Unidad de Renegociación y Análisis de Contratos de Servicios Públicos

INCOME AND EXPENSES FINANCIAL PROJECTION (IEFP) 2006-2028

In thousands of AR$	2006	2007	2008	2009	2010	2011	2012	2013
Aeronautical Income	364,911	389,378	411,849	431,817	449,026	466,053	483,111	500,551
Non Aeronautical Income	193,797	214,923	220,898	248,548	283,091	300,312	320,085	319,367
Total Income	558,708	604,300	632,747	680,365	732,117	766,366	803,195	819,918

Personnel	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308
Public Services	-16,864	-17,835	-19,049	-20,126	-21,448	-22,791	-23,377	-23,903
Maintenance	-40,930	-43,081	-45,556	-47,763	-50,342	-52,936	-54,393	-55,769
Insurance Policies	-8,741	-9,655	-10,850	-11,966	-13,395	-14,920	-15,618	-16,257
Hired Services	-43,041	-44,813	-46,028	-47,781	-49,654	-50,993	-52,406	-53,214
Fire-fighting and Medical services	-1,872	-1,931	-1,997	-2,054	-2,120	-2,184	-2,221	-2,255
Matrix	-20,790	-21,110	-21,396	-21,653	-21,906	-22,153	-22,396	-22,638
Other operation expenses	-21,605	-22,396	-23,366	-24,207	-25,219	-26,224	-26,653	-27,035
SIA(*) (15% o/total income)	-83,806	-90,645	-94,912	-102,055	-109,817	-114,955	-120,479	-122,988
- 1,25% ORSNA	-6,984	-7,554	-7,909	-8,505	-9,151	-9,580	-10,040	-10,249
- 2,50% Trust I	-13,968	-15,108	-15,819	-17,009	-18,303	-19,159	-20,080	-20,498
- 11,25% Trust II	-62,855	-67,984	-71,184	-76,541	-82,363	-86,216	-90,359	-92,241
Interests for Mutual Claims	-16,983	-16,857	-16,695	-16,500	-16,275	-16,023	-15,744	-15,437
Gross Income	-22,348	-24,172	-25,310	-27,215	-29,285	-30,655	-32,128	-32,797
Financial transfer tax	-4,806	-5,349	-5,482	-6,072	-6,501	-6,038	-6,228	-6,271
(Tax) Amortizations	-38,594	-48,954	-59,066	-72,443	-86,124	-89,228	-91,223	-92,791
Total Expenses	-348,687	-375,104	-398,013	-428,144	-460,394	-477,405	-491,172	-499,662

Rec. before tax	210,021	229,196	234,734	252,221	271,723	288,961	312,023	320,256

Income tax	-3,001	-3,993	-57,393	-88,278	-95,103	-101,136	-109,208	-112,090

Rec. after tax	207,020	225,203	177,341	163,944	176,620	187,824	202,815	208,167

EDCADASSA Dividends	10,320	10,836	11,378	5,974	0
(Tax) Amortization Adjustment	38,594	48,954	59,066	72,443	86,124	89,228	91,223	92,791
Amortization of mutual claims	-6,331	-8,090	-9,748	-11,265	-12,601	-13,951	-15,327	-5,395
Working Capital variation	-57,182	-11,256	1,437	12,261	10,165	-36,825	-2,706	-4,781

Direct Investments	-125,415	-172,940	-158,425	-212,685	-228,693	-87,394	-77,014	-62,086
SIA(*) for investments (2.5%)	-13,968	-15,108	-15,819	-17,009	-18,303	-19,159	-20,080	-20,498
Total investments	-139,382	-188,047	-174,243	-229,694	-246,996	-106,553	-97,094	-82,583

Net Fund Flow	67,007	92,709	81,050	30,672	31,614	138,883	198,990	228,696

In thousands of AR$	2014	2015	2016	2017	2018	2019	2020	2021
Aeronautical Income	518,171	536,358	554,702	573,562	592,776	612,338	632,239	652,470
Non Aeronautical Income	331,861	346,496	360,193	379,216	380,735	397,381	412,982	420,742
Total Income	850,031	882,854	914,895	952,778	973,511	1,009,719	1,045,220	1,073,212

Personnel	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308
Public Services	-24,345	-24,953	-25,586	-25,963	-26,246	-26,612	-26,995	-27,311
Maintenance	-57,021	-58,537	-60,093	-61,275	-62,321	-63,495	-64,703	-65,810
Insurance Policies	-16,803	-17,566	-18,376	-18,868	-19,243	-19,730	-20,248	-20,678
Hired Services	-54,419	-55,709	-56,970	-58,407	-59,329	-60,713	-62,075	-63,210
Fire-fighting and Medical services	-2,286	-2,323	-2,361	-2,389	-2,415	-2,443	-2,472	-2,498
Matrix	-22,877	-23,118	-23,356	-23,594	-23,831	-24,067	-24,301	-24,535
Other operation expenses	-27,353	-27,787	-28,236	-28,501	-28,699	-28,953	-29,219	-29,436
SIA(*) (15% o/total income)	-127,505	-132,428	-137,234	-142,917	-146,027	-151,458	-156,783	-160,982
- 1,25% ORSNA	-10,625	-11,036	-11,436	-11,910	-12,169	-12,621	-13,065	-13,415
- 2,50% Trust I	-21,251	-22,071	-22,872	-23,819	-24,338	-25,243	-26,131	-26,830
- 11,25% Trust II	-95,629	-99,321	-102,926	-107,188	-109,520	-113,593	-117,587	-120,736
Interests for Mutual Claims	-15,329	-14,945	-14,565	-14,190	-13,819	-13,454	-13,093	-11,457
Gross Income	-34,001	-35,314	-36,596	-38,111	-38,940	-40,389	-41,809	-42,928
Financial transfer tax	-6,638	-6,890	-6,848	-6,997	-7,217	-7,470	-7,627	-7,693
(Tax) Amortizations	-95,938	-99,769	-101,731	-101,791	-104,361	-106,673	-107,442	-107,995
Total Expenses	-512,823	-527,646	-540,258	-551,309	-560,757	-573,764	-585,076	-592,839

Rec. before tax	337,208	355,208	374,637	401,469	412,754	435,955	460,145	480,373

Income tax	-118,023	-124,323	-131,123	-140,514	-144,464	-152,584	-161,051	-168,131

Rec. after tax	219,185	230,885	243,514	260,955	268,290	283,371	299,094	312,243

EDCADASSA Dividends
(Tax) Amortization Adjustment	95,938	99,769	101,731	101,791	104,361	106,673	107,442	107,995
Amortization of mutual claims	-19,227	-18,995	-18,757	-18,515	-18,269	-18,017	-81,834	-81,834
Working Capital variation	9,866	1,960	-14,960	-4,807	4,664	1,525	-3,658	-5,955

Direct Investments	-95,578	-102,400	-51,358	-32,411	-49,059	-52,914	-38,526	-16,514
SIA(*) for investments (2.5%)	-21,251	-22,071	-22,872	-23,819	-24,338	-25,243	-26,131	-26,830
Total investments	-116,829	-124,472	-74,230	-56,230	-73,397	-78,157	-64,657	-43,345

Net Fund Flow	210,184	211,220	260,170	307,013	309,988	320,638	282,518	315,935

In thousands of AR$	2022	2023	2024	2025	2026	2027	2028*
Aeronautical Income	673,023	693,887	715,050	736,502	758,597	781,355	97,016
Non Aeronautical Income	448,139	454,857	467,794	477,494	493,829	508,774	63,051
Total Income	1,121,162	1,148,744	1,182,844	1,213,996	1,252,426	1,290,129	160,067

Personnel	-28,308	-28,308	-28,308	-28,308	-28,308	-28,308	-3,412
Public Services	-27,522	-27,726	-27,929	-28,135	-28,356	-28,555	-3,466
Maintenance	-66,758	-67,697	-68,635	-69,578	-70,554	-71,508	-8,736
Insurance Policies	-20,968	-21,251	-21,534	-21,823	-22,134	-22,417	-2,736
Hired Services	-64,941	-66,060	-67,372	-68,594	-70,036	-71,459	-8,786
Fire-fighting and Medical services	-2,521	-2,544	-2,566	-2,588	-2,611	-2,634	-320
Matrix	-24,767	-24,997	-25,226	-25,453	-25,682	-25,913	-3,152
Other operation expenses	-29,580	-29,720	-29,859	-29,999	-30,149	-30,284	-3,667
SIA(*) (15% o/total income)	-168,174	-172,312	-177,427	-182,099	-187,864	-193,519	-24,010
- 1,25% ORSNA	-14,015	-14,359	-14,786	-15,175	-15,655	-16,127	-2,001
- 2,50% Trust I	-28,029	-28,719	-29,571	-30,350	-31,311	-32,253	-4,002
- 11,25% Trust II	-126,131	-129,234	-133,070	-136,575	-140,898	-145,139	-18,008
Interests for Mutual Claims	-9,820	-8,183	-6,547	-4,910	-3,273	-1,637	0
Gross Income	-44,846	-45,950	-47,314	-48,560	-50,097	-51,605	-6,403
Financial transfer tax	-7,976	-8,144	-8,355	-8,559	-8,771	-8,997	-1,107
(Tax) Amortizations	-108,992	-109,929	-111,167	-112,486	-115,312	-123,398	0
Total Expenses	-605,174	-612,819	-622,236	-631,093	-643,146	-660,233	-65,795

Rec. before tax	515,988	535,924	560,608	582,903	609,280	629,895	94,272

Income tax	-180,596	-187,574	-196,213	-204,016	-213,248	-220,463	-32,995

Rec. after tax	335,392	348,351	364,395	378,887	396,032	409,432	61,277

EDCADASSA Dividends
(Tax) Amortization Adjustment	108,992	109,929	111,167	112,486	115,312	123,398	0
Amortization of mutual claims	-81,834	-81,834	-81,834	-81,834	-81,834	-81,834	0
Working Capital variation	655	327	793	1,340	-877	-607	-37,494

Direct Investments	-14,211	-13,521	-13,669	-16,090	-10,929	-9,827	0
SIA(*) for investments (2.5%)	-28,029	-28,719	-29,571	-30,350	-31,311	-32,253	-4,002
Total investments	-42,240	-42,240	-43,240	-46,440	-42,240	-42,080	-4,002

Net Fund Flow	348,995	363,252	380,852	394,789	417,704	440,562	23,783

(*) Specific Income Allocation

* UP TO FEBRUARY 2028, DUE TO TERMINATION OF THE ORIGINAL TERM OF THE LICENSE CONTRACT,

"2007 – Year Dedicated to Road Safety"
Unidad de Renegociación y Análisis de Contratos de Servicios Públicos

INCOME AND EXPENSES FINANCIAL PROJECTION (IEFP) 2006-2028

In thousands of AR $	2006	2007	2008	2009	2010	2011	2012	2013
Income	558,708	604,300	632,747	680,365	732,117	766,366	803,195	819,918
(Operative expenses)	-209,304	-218,648	-227,340	-237,146	-248,178	-257,200	-263,727	-268,446
(Specific income allocation)	-83,806	-90,645	-94,912	-102,055	-109,817	-114,955	-120,479	-122,988
(Mutual claim amortization)	-6,331	-8,090	-9,748	-11,265	-12,601	-13,951	-15,327	-5,395
(Owed interests for mutual claims)	-16,983	-16,857	-16,695	-16,500	-16,275	-16,023	-15,744	-15,437
(Investments)	-125,415	-172,940	-158,425	-212,685	-228,693	-87,394	-77,014	-62,086
Working capital variation	-57,182	-11,256	1,437	12,261	10,165	-36,825	-2,706	-4,781
(Income tax)	-3,001	-3,993	-57,393	-88,278	-95,103	-101,136	-109,208	-112,090
Other concepts	10,320	10,836	11,378	5,974	0	0	0	0
Net fund flow	67,007	92,709	81,050	30,672	31,614	138,883	198,990	228,696

In thousands of AR $	2014	2015	2016	2017	2018	2019	2020	2021
Income	850,031	882,854	914,895	952,778	973,511	1,009,719	1,045,220	1,073,212
(Operative expenses)	-274,052	-280,505	-286,728	-292,412	-296,550	-302,179	-307,757	-312,405
(Specific income allocation)	-127,505	-132,428	-137,234	-142,917	-146,027	-151,458	-156,783	-160,982
(Mutual claim amortization)	-19,227	-18,995	-18,757	-18,515	-18,269	-18,017	-81,834	-81,834
(Owed interests for mutual claims)	-15,329	-14,945	-14,565	-14,190	-13,819	-13,454	-13,093	-11,457
(Investments)	-95,578	-102,400	-51,358	-32,411	-49,059	-52,914	-38,526	-16,514
Working capital variation	9,866	1,960	-14,960	-4,807	4,664	1,525	-3,658	-5,955
(Income tax)	-118,023	-124,323	-131,123	-140,514	-144,464	-152,584	-161,051	-168,131
Other concepts	0	0	0	0	0	0	0	0
Net fund flow	210,184	211,220	260,170	307,013	309,988	320,638	282,518	315,935

In thousands of AR $	2022	2023	2024	2025	2026	2027	2028
Income	1,121,162	1,148,744	1,182,844	1,213,996	1,252,426	1,290,129	160,067
(Operative expenses)	-318,187	-322,395	-327,095	-331,597	-336,697	-341,679	-41,785
(Specific income allocation)	-168,174	-172,312	-177,427	-182,099	-187,864	-193,519	-24,010
(Mutual claim amortization)	-81,834	-81,834	-81,834	-81,834	-81,834	-81,834	0
(Owed interests for mutual claims)	-9,820	-8,183	-6,547	-4,910	-3,273	-1,637	0
(Investments)	-14,211	-13,521	-13,669	-16,090	-10,929	-9,827	0
Working capital variation	655	327	793	1,340	-877	-607	-37,494
(Income tax)	-180,596	-187,574	-196,213	-204,016	-213,248	-220,463	-32,995
Other concepts	0	0	0	0	0	0	0
Net fund flow	348,995	363,252	380,852	394,789	417,704	440,562	23,783

“2007 – Year Dedicated to Road Safety”

APPENDIX VI

MODIFICATIONS TO BE INTRODUCED IN THE TRUST CONTRACT ENTERED INTO BETWEEN AEROPUERTOS ARGENTINA 2000 S.A. AND ABN AMRO BANK N.V.,

ARGENTINA BRANCH

III.-	“TRUST PROPERTY”

Replace the text of Paragraph 3.02 with the following one:

“The Trustee accepts the fiduciary assignments of the collection rights, acknowledging the powers and prerogatives of the Grantor established in the License Contract, and subject to the fulfillment of the previous conditions established in clauses 5.01 and 5.02”.

IV.-	“SCOPE OF THE FIDUCIARY ASSIGNMENT OF COLLECTION RIGHTS”

Replace the text of Paragraph 4.01, subsection b) with the following one:

“it shall not cause the Trustee or the Beneficiaries to be subject to any responsibility or obligation corresponding to the Trustor by virtue of the License Contract, the bidding terms and conditions and/ or any other applicable provision, contract, standard and/ or regulation, whether towards the Users, the Grantor or any other party Exercise by the Trustee of any of the assigned collection rights is subordinated to the complete fulfillment of the obligations undertaken by the Trustor towards the Grantor”.

V.-	“NOTICE OF THE FIDUCIARY ASSIGNMENT – PREVIOUS CONDITIONS”

5.01. The present document is subscribed subject to the condition that the Trustee shall not exercise any right or action that jeopardizes the continuity of the airport public service, or affects the financing of the National Airport System (NAS).

Change the documentation of the chapter clauses henceforth, and in the concordances.

VIII.-	“TRUSTOR’S STATEMENTS AND GUARANTEES”

Replace the text of Paragraph 8.01, subsection c) with the following one:

“That the collection rights are free of any encumbrance, However, the exercise of these rights is subject to the terms of the License Contract and the rules issued as a consequence by the Enforcement Authority and/ or the political decisions of the Grantor on aeronautical and airport issues.”

XI.-	“INDEMNITY”

Remove Paragraphs 11.04 and 11.05 of the agreement.

1

“2007 – Year Dedicated to Road Safety”

APPENDIX VII

ADDED MUTUAL CLAIMS

1.	Introduction

The License Contract, pursuant to the provisions of Decrees 163/98 and 1227/03, foresees rights and obligations both for the LICENSEE (AEROPUERTOS ARGENTINA 2000 S.A.) and for the LICENSOR (NATIONAL STATE),

Given the special context the LICENSE has been exposed to, during the license period there appeared circumstances that were beyond the parties’ control and which materially altered the course of the LICENSE. In this sense, both the LICENSEE and the LICENSOR have made mutual claims to their contractual counterpart, for the non-compliance of certain obligations established in the License Contract (hereinafter caller “MUTUAL CLAIMS”).

2.	Claims of the State that have been added

The following chart exposes the license fee status, based on the payments made by the LICENSEE and the compensations approved by the ORSNA.

In thousands of AR $	1998	1999	2000	2001	2002	2003	2004	2005	1998-2005

Accrued license fee pursuant to contract	65.565	171.121	171.121	171.121	171.121	171.121	171.121	171.121	1.263.412
Payments made by the licensee	-41.385	-92.858	-121.161	-5.000	-11.000	-58.080	-72.388	-36.701	-438.572
Compensations approved by the ORSNA	-24.180	-11.671	0	0	0	0	0	0	-35.851
License fee Status	0	66.592	49.961	166.121	160.121	113.041	98.733	134.420	788.989

3.	Claims of the LICENSEE that have been added

The following detail exposes the claims made by the LICENSEE that are being considered in the present renegotiation, and with their corresponding valuation reported by the ORSNA (Notes Na 910/05 and 107/06, File ORSNA N° 625/03):

Claims with temporal imputation

1)	Air station Usage Fee (TUA) for flights shorter than 300km	$1,185,077.00
2)	VAT Fiscal Credit (INTERNATIONAL TUA)	$32,802,575.85
3)	Incremental cost for financing (negotiable Obligations)	$86,971,688.48
4)	Rendering of technical services in private aircraft by the FAA	$889,405.09
5)	Shops in Iguazú Airport	$204,667.00
6)	Technical services rendered in the Army’s hangars	$7,126,860.80
7)	AA2000’s right over airport incomes	$25,823,027.00	$155,003,301.22

1

“2007 – Year Dedicated to Road Safety”

Claims without temporal imputation

1)	Situation related to the exploitation of spaces and shops	$32,633,393.82
2)	Decrease of Intercargo license fee	$2,190,721.00
3)	Equaling of the condition of in-transit passenger and passenger in transfer	$34,690,772.00
4)	National Aeronautical Police (PAN)	$6,546,096.40
5)	Food service rendering in a restaurant of the FAA (Argentine Air Force)	$2,032,947.00
6)	Financial debit and credit tax	$17,726,105.00
7)	Tax over paid interests and financial cost of corporate indebtedness	$2,017,422.00	$97,837,457.22

4.	Claims of the LICENSEE that have not been added

4.1. Rejected. The following detail exposes the claims made by the LICENSEE, which were rejected by the ORSNA:

1) Dismantling of the NAS (National Airport System)	$3,631,767.00
2) Unavailable spaces in San Rafael	Not Quantified
3) Challenging of the REGUFA[1]	Not Quantified
4) Assignment of rate flexibility (Decree 1409/99)	$9m454,878.00
5) Wrongful information from AIP	Not Quantified
6) Fee for extended time	Not Quantified
7) Failure to apply effectively the New Rate Schedule	$32,608,260
8) Fire in EZE Airport	$679,618
9) Failure to define the environmental liabilities, urban plan, and existence of environmental problems	$5,088,683
10) Radar setting plan	Not quantified
11) Force majeure due to international war	Not quantified
12) Failure to implement regulatory policies (Open Skies)	$7,259,274
13) Omission in the enactment of the Airport Infractions and Penalties Regulations (AIPR)	Not Quantified
14) Failure to update the calculation formula for the X Factor (adjustment factor)	Not Quantified

4.2. Waivers. The following detail exposes the compensation items for past damages claimed by the LICENSEE, and waived by him in this conciliation instance, at the moment when the RENEGOTIATION CONTRACT comes into effect:

1) Inventory deficiencies	$936,158.00
2) Municipal Charges	$9,517,841.00
3) “EI Calafate” Airport	$1,680,946.00
4) Space assignment of EDCADASSA	$1,465,152.00
5) Jujuy Airport	$17,066,902.00
6) Delay caused in the Taking of Possession in Salta
7) INTERBAIRES space occupation	$1,055,681.00
8) Works in Iguazú Airport	$410,000.00
9) VAT of Domestic TUA	$5,694,000.00
10) Gross income over rates	$49,345,252.85
11) Minimum Expected	$3,714,464.00

1 REGUFA: General Regulations for Usage and Operation of the Airports that are part of the nacional Airport System

2

“2007 – Year Dedicated to Road Safety”

Income Tax

5.	Methodology to determine the MUTUAL CLAIM balance

We have used the following methodology to determine the amount differential for MUTUAL CLAIMS:

1) To each of those amounts, the following items were subtracted: a) payments made by the LICENSEE, b) amounts compensated by the ORSNA and c) claims made by the LICENSEE, which are added.

2) Each year’s balances, obtained as a result of the procedure exposed in 1), were adjusted by CER2 (CPI3 between 1998 and 2001), plus an annual 2% interest rate, with the purpose of taking those values to 2005.

3) To the obtained amount, according to the provisions of item 2), the claims that cannot be temporarily imputed were deducted.

6.	Application of the methodology to determine the MUTUAL CLAIM balance

1)

In thousands of AR $	1998	1999	2000	2001	2002	2003	2004	2005	1998-05

Accrued license fee pursuant to contract	65.565	171.121	171.121	171.121	171.121	171.121	171.121	171.121	1.263.412

a) Payments made by licensee	-41.385	-92.858	-121.161	-5.000	-11.000	-58.080	-72.388	-36.701	-438.572
b) Compensations approved by the ORSNA	-24.180	-11.671	0	0	0	0	0	0	-35.851
c) Added Licensee’s Claims	-517	-1.021	-6.264	-22.885	-41.993	-30.152	-28.565	-23.606	-155.003

Balance	-517	65.571	43.696	143.236	118.128	82.889	70.168	110.815	633.985

2)

In thousands of AR $	1998	1999	2000	2001	2002	2003	2004	2005

Balance	-517	65.571	43.696	143.236	118.128	82.889	70.168	110.815

Accumulated balance	-517	65.049	109.483	253.946	373.538	574.181	674.779	837.283
- Adjustment for CPI / CER	0	-322	-467	-2.848	109.079	18.927	37.980	92.322
- Adjustment for capitalized interest	-5	1.061	1.693	4.313	8.675	11.503	13.710	17.394
Accumulated balance after adjustment	-522	65.787	110.710	255.410	491.292	604.611	726.469	946.999

Accumulated balance in December 2005 after adjustments								946.999

2 CER: Reference Stabilizing Ratio

3 IPC: Consumer Price Index

3

“2007 – Year Dedicated to Road Safety”

3)

Accumulated balance after adjustments as of 2005	946.999

Licensee’s Claims added without temporal imputation	-97.837

Mutual claims differential	849.161

Based on the preceding methodology, the amount differential for MUTUAL CLAIMS, as of December 31st 2005, is $ 849.16 in favor of the LICENSOR.

4

"2007 – Year Dedicated to Road Safety"
Unidad de Renegociación y Análisis de Contratos de Servicios Públicos

MUTUAL CLAIMS

In thousands of AR $	1998	1999	2000	2001	2002	2003	2004	2005	1998-2005

Accrued license fee pursuant to contract	65.565	171.121	171.121	171.121	171.121	171.121	171.121	171.121	1.263.412
Payments made by the licensee	-41.385	-92.858	-121.161	-5.000	-11.000	-58.080	-72.388	-36.701	-438.572
Compensations approved by the ORSNA	-24.180	-11.671	0	0	0	0	0	0	-35.851
License fee status	0	66.592	49.961	166.121	160.121	113.041	98.733	134.420	788.989

Claims recognized by the ORSNA	-517	-1.021	-6.264	-22.885	-41.993	-30.152	-28.565	-23.606	-155.003

Mutual claims balance	-517	65.571	43.696	143.236	118.128	82.889	70.168	110.815	633.985

Accumulated balance	-517	65.049	109.483	253.946	373.538	574.181	674.779	837.283
- Adjustment for CP1/CER	0	-322	-467	-2.848	109.079	18.927	37.980	92.322
- Adjustment for capitalized interest	-5	1.061	1.693	4.313	8.675	11.503	13.710	17.394
Accumulated balance after adjustments	-522	65.787	110.710	255.410	491.292	604.611	726.469	946.999

Accumulated balance as of December 2005 after adjustments								946.999

Licensee's Claims added without temporal imputation								-97.837

Diferential for MUTUAL CLAIMS								849.161

“2007 – Year Dedicated to Road Safety”

SUB-APPENDIX VII-A

REPAYMENT MECHANISMS

1.	Introduction

The status of the MUTUAL CLAIMS between the LICENSEE and the LICENSOR was determined taking into account the obligations undertaken by the LICENSOR and the LICENSEE

Based on the provisions of the “MUTUAL CLAIMS” Appendix, the amounts difference for MUTUAL CLAIMS gives a credit balance to the NATIONAL STATE of $ 849.16 million.

2.	Listing of payment mechanisms

We have agreed that the aforementioned balance is to be cancelled by three mechanisms:

•	Specific allocation of an amount equal to the 7% of the international aeronautical income (“Specific allocation”), which shall be used to cancel the 22.96% of the balance.

•	Issuance of Negotiable Obligations that can be converted into common shares, (“Negotiable Obligations”), which shall be used to cancel the 18.61% of the balance.

•	Issuance of Preferred shares, that can be redeemed and converted, (“Preferred Shares”), which shall be used to cancel the 58.43% of the balance.

3.	Characteristics of payment mechanisms

3.1.	Specific allocation

➢	Amount: 195 million
➢	% over balance: 22.96%
➢	Interest rate: 2% a year
➢	Interest repayment: on a monthly basis, based on the accrued interest.
➢	Capital repayment: on a monthly basis, based on the available flow, after repayment of interests.
➢	Estimated period for capital repayment: 2006 to 2013 (7 years and 8 months)

3.2.	Negotiable obligations

➢	Amount: 158 million
➢	% over balance: 18.81%
➢	Interest rate: 2% a year, to be capitalized up to the year 2013
➢	Interest repayment: on an annual basis, based on the accrued interest.
➢	Capital repayment: on an annual basis, by means of constant amortizations, equivalent to a 16.67% of the original capital.
➢	Period for capital repayment: 2014 to 2019 (6 years)

1

“2007 – Year Dedicated to Road Safety”

➢	Conversion: at nominal value for shares valued at public quotation price.
➢	Conversion right: from the moment of issuance (year 2006).

3.3.	Preferred shares

➢	Amount: 496.16 million
➢	% over balance: 58.43%
➢	Dividends: 2% a year, paid in kind until 2019 and in cash afterwards.
➢	Potential redemption period: 2020 ahead.
➢	Conversion: at nominal value for shares valued at public quotation price.

4.	Application of payment mechanisms

The following charts expose the application of the aforementioned concepts, based on the figures included in the INCOME AND EXPENSES FINANCIAL PROJECTION.

4.1.	Specific allocation

From the credit balance for the NATIONAL STATE of $ 849.16 million, we have assumed that 22.96% thereof, which amounts to $195 million, will be cancelled by this instrument.

In thousands of AR $	2006	2007	2008	2009	2010	2011	2012	2013
Internacional aeronautical income	333.061	356.375	377.758	396.646	412.511	428.187	443.858	459.882
% tp be applied	7,0%	7,0%	7,0%	7,0%	7,0%	7,0%	7,0%	7,0%
Flor applied to the repayment mechanism	23.314	24.946	26.443	27.765	28.876	29.973	31.070	32.192

Paid Interests	3.900	3.512	3.083	2.616	2.113	1.578	1.010	408
Paid capital	19.414	21.435	23.360	25.149	26.763	28.396	30.060	20.423
Balance to be repaid	175.586	154.151	130.791	105.642	78.879	50.483	20.423	0

4.2.	Negotiable obligations

From the credit balance for the NATIONAL STATE of $ 849.16 million, we have assumed that 18.61% thereof, which amounts to $158 million, will be cancelled by this instrument.

In thousands of AR $	2013	2014	2015	2016	2017	2018	2019

% of capital to be amortized		16,7%	16,7%	16,7%	16,7%	16,7%	16,7%

Paid interests		3.702	3.085	2.468	1.851	1.234	617
Paid capital		30.854	30.854	30.854	30.854	30.854	30.854
Balance to be repaid	185.122	154.268	123.415	92.561	61.707	30.854	0

The balance to be repaid by 2013 corresponds to the initial amount of AR $ 158 million, plus capitalized interests.

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“2007 – Year Dedicated to Road Safety”

4.3.	Preferred shares

From the credit balance for the NATIONAL STATE of $ 849.16 million, we have assumed that 58.43% thereof, which amounts to $4996.16 million, will be cancelled by this instrument.

In thousands of AR $	2019	2020	2021	2022	2023	2024	2025	2026	2027

% of shares to be redeemed	0%	12,5%	12,5%	12,5%	12,5%	12,5%	12,5%	12,5%	12,5%

Dividends		13.093	11.457	9.820	8.183	6.547	4.910	3.273	1.637
Capital redemption		81.834	81.834	81.834	81.834	81.834	81.834	81.834	81.834
Balance to be redeemed	654.674	572.840	491.005	409.171	327.337	245.503	163.668	81.834	0

The balance to be redeemed by 2019 corresponds to the initial amount of AR $ 496. 16 million, plus capitalized interests.

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“2007 – Year Dedicated to Road Safety”

SUB-APPENDIX VII-B

NEGOTIABLE OBLIGATIONS THAT CAN BE CONVERTED INTO COMMON SHARES

(THE “CNO”)

Guidelines for Issuance

(i)	Issuer: AEROPUERTOS ARGENTINA 2000 S.A.

(ii)	Currency: Argentinean Pesos

(iii)	Amount of issue: $ 158,000,000 (ONE HUNDRED AND FIFTY EIGHT MILLION PESOS)

(iv)	Nominal value: each CON shall have a nominal value of $1 (ONE PESO).

(v)	Price of subscription: 100 % of the nominal value.

(vi)	Manner: the CON shall be issued as book-entry shares and their registration shall be AEROPUERTOS ARGENTINA 2000 S.A.’s responsibility.

(vii)	Date of issue: within 60 (SIXTY) days after the approval of the MEMORANDUN OF AGREEMENT.

(viii)	Placing method: the CON shall be placed in a private manner to the NATIONAL STATE, that is to say, they shall not be included in the public offering system.

(ix)	Manner of Subscription: the NATIONAL STATE shall subscribe the CONs with credit balance in connection with MUTUAL CLAIMS, providing that such amount arises from the documents related to the license contract renegotiation between AEROPUERTOS ARGENTINA 2000 S.A. and the NATIONAL STATE.

(x)	Compensatory interests: the CONs shall accrue compensatory interests at an annual 2% rate, on the outstanding capital from the issue date.

(xi)	Interest capitalization: accrued compensating interests shall be capitalized each semester until the year 2013.

(xii)	Payment of interests: accrued interests shall be paid by semester, starting in the year 2014 until their conversion or redemption.

(xiii)	Interest in arrears: unpaid amounts shall accrue interests in arrears at an interest rate equal to 1.5 times the annual compensatory interest, for each day, from the due date until de total payment. Notwithstanding the aforementioned, non fulfillment of two consecutive periods shall enable the Holder to convert the unpaid capital and interest balances in common shares of the issuer.

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(xiv)	Capital cancellation: the CON capital shall be cancelled on an annual basis, from the year 2014 and up to the year 2019, by constant amortizations equivalent to a 16.67% of the original capital.

(xv)	Votes: each CON shall represent a vote.

(xvi)	Final due date: in the year 2019.

(xvii)	Redemption: The CONs can be totally or partially redeemed before their due date, for their nominal value plus the accrued interest.

(xviii)	Payments of CNO: the amounts obtained from the payment of CNOs shall be used to create a secondary Fund for the Trust for Strengthening the National Airport System.

(xix)	Indirect Control Means: at the moment of issuance, a definition of the financial technical relationships that permit the indirect control by the GRANTOR shall be taken into account.

(xx)	Conversion limit: the CON holders shall only have the right to convert CONs in AEROPUERTOS ARGENTINA 2000 S.A.’s common shares, up to the amount of common shares that represents the 15% of the corporate capital of AEROPUERTOS ARGENTINA 2000 S.A., with the exception of the conversion due to unpaid balances.

(xxi)	Calculation to make the conversion: the subscription price for AEROPUERTOS ARGENTINA 2000 S.A.’s differentiated common shares to be subscribed with the cancellation of CONs, shall be calculated based on the average quotation of AEROPUERTOS ARGENTINA 2000 S.A.’s common shares at the Buenos Aires Stock Exchange during the 5 (FIVE) stock exchange working days previous to the date of the conversion notice sent by the NATIONAL STATE to AEROPUERTOS ARGENTINA 2000 S.A. If at that time there is no share quotation, the common share price shall be determined by an acknowledged assessment firm appointed by the NATIONAL STATE at the expense of the LICENSEE. The CONs to be cancelled in the subscription shall be calculated at a nominal value plus the accrued interests up to the conversion notification date. No common share fractions shall be issued in the conversion; instead, an adjustment in cash shall be paid.

(xxii)	Special right of the conversion: at the moment the NATIONAL STATE makes the conversion option effective, no matter its origin, an agreement shall be signed with AA2000’s shareholders, to guarantee the intangible nature of its division in common shares arising from the conversion.

(xxiii)	Range: The CONs shall be negotiable obligations that can be converted into differentiated common shares issued by AEROPUERTOS ARGENTINA 2000 S.A. with a common guaranty over AEROPUERTOS ARGENTINA 2000 S.A.’s equity, and they shall have the same and proportional scoring as regards their payment right, as the other current and future, non-subordinated and not-guaranteed shares of AEROPUERTOS ARGENTINA 2000 S.A. The CONs shall be considered negotiable obligations, pursuant to Law N° 23.576 (Negotiable Obligations Law), with its amendments. Pursuant to article 29 of Law N° 23.576, if AEROPUERTOS ARGENTINA 2000 S.A. at any time does not make the corresponding payment for the CONs, the CON holder shall be entitled to bring enforcement proceedings to recover payment of such amounts.

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(xxiv)	Applicable Law: the CONs shall be ruled and construed by the Law of the Republic of Argentina.

(xxv)	Usual Clauses: the terms and issuance conditions of the CONs shall include standard clauses for this type of operations, in relation with assumptions of non-fulfillment, the issuer’s commitments, statements and guaranties, etc.

(xxvi)	Public Offering Transparency: The public offering to be made shall, in all moments, comply with, implement and abide by the principles, rights, obligations, duties and standards of Decree N° 677/01, Regime of the Public Offering Transparency.

(xxvii)	Option to Equate the Offer: Once the CON have been converted in common shares, and if the National State decides to transfer them, it shall give the holders of Class A, B and C shares of AEROPUERTOS ARGENTINA 2000 S.A. the option to acquire the shares for at least the same value as the received offer. When the aforementioned shareholders do not use the option or when there is no agreement upon the value of the shares, the National State shall deem the option rejected and will be free to proceed with the initial transfer process.

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“2007 – Year Dedicated to Road Safety”

SUB-APPENDIX Vll-C

PREFERRED SHARES THAT CAN BE REDEEMED AND CONVERTED INTO

COMMON SHARES

Guidelines for Issuance

(i)	Amount of issue: 496,161,413 (FOUR HUNDRED NINETY SIX MILLION, ONE HUNDRED AND SIXTY ONE THOUSAND, FOUR HUNDRED AND THIRTEEN) shares at $1 (ONE PESO) of nominal value.

(ii)	Date of issue: within 60 (SIXTY) days after the approval of the MEMORANDUN OF AGREEMENT.

(iii)	Price of subscription: 100% of the nominal value.

(iv)	Manner: preferred shares shall be book-entry shares (uncertificated shares).

(v)	Manner of Subscription: the NATIONAL STATE shall subscribe the preferred shares of AEROPUERTOS ARGENTINA 2000 S.A. with credit balance in connection with MUTUAL CLAIMS, providing that such amount arises from the documents related to the license contract renegotiation between AEROPUERTOS ARGENTINA 2000 S.A. and the NATIONAL STATE.

(vi)	Patrimonial Preference: the holders of preferred shares shall have the following patrimonial preference rights:

(a)	A single annual fixed dividend equivalent to a 2% of the nominal value of the preferred shares paid in preferred shares (payment in kind). If the holders of preferred shares do not receive the annual fixed dividend corresponding to a fiscal year in such a way, due to the fact that AEROPUERTOS ARGENTINA 2000 S.A. does not have net and earned profits to pay the aforementioned annual fixed dividend, the unpaid amount of such annual fixed dividend shall be paid in the subsequent fiscal years, provided that AEROPUERTOS ARGENTINA 2000 S.A. has enough net and earned profits to do so. That is to say, the annual fixed dividend shall be “cumulative”.

(b)	Payment preference in the liquidation rate.

(vii)	Right to vote: they do not have right to vote, except in the following circumstances, when they shall only have a vote per share: (i) total or partial capital repayment; (ii) for the time of delay in the receipt of the benefits that make up its preference; iii) in the other cases covered by Law 19.550.

(viii)	Voluntary redemption: AEROPUERTOS ARGENTINA 2000 S.A. can redeem the preferred shares at any time, from the date of issue, at their nominal value plus accrued interests up to the moment of redemption.

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(ix)	Funds from redemption: the amounts obtained from the redemption of preferred shares shall be used to create a secondary Fund for the Trust for Strengthening the National Airport System.

(x)	Conversion right: the NATIONAL STATE shall have the right to convert the preferred shares into common shares, only from the year 2020, at a maximum annual rate of 12.5% (TWELEVE POINT FIVE PERCENT) of the total initial amount of preferred shares held by the NATIONAL STATE. The conversion right shall be subject to the condition precedent that AEROPUERTOS ARGENTINA 2000 S.A. does not redeem the annual percentage established before, and the National State shall only be able to convert the number or preferred shares that AEROPUERTOS ARGENTINA 2000 S.A. has not redeemed each year, as of the year 2020.

(xi)	Calculation to make the conversion: the subscription price for AEROPUERTOS ARGENTINA 2000 S.A.’s common shares to be subscribed with the cancellation of the preferred shares, shall be calculated based on the average quotation of AEROPUERTOS ARGENTINA 2000 S.A.’s common shares at the Buenos Aires Stock Exchange during the 5 (FIVE) stock exchange working days previous to the date of the conversion notice sent by the NATIONAL STATE to AEROPUERTOS ARGENTINA 2000 S.A. If at that time there is no share quotation, the common share price shall be determined by an acknowledged assessment firm appointed by the NATIONAL STATE at the expense of the LICENSEE. No common share fraction shall be issued in the conversion: instead, a cash adjustment shall be paid if AEROPUERTOS ARGENTINA 2000 S.A. has net and earned profits.

(xii)	Applicable Law: the preferred shares shall be ruled and construed by the Law of the Republic of Argentina.

(xiii)	Rights of the NATIONAL STATE: the NATIONAL STATE shall have the following rights:

(a)	Appointment of a member of the Supervisory Committee. From the date it becomes a holder of preferred shares, the NATIONAL STATE can appoint a regular member of the supervisory committee of AEROPUERTOS ARGENTINA 2000 S.A. and a deputy member.

(b)	Appointment of a director. From the date it becomes a holder of preferred shares, the NATIONAL STATE can appoint a regular member of Board of Directors of AEROPUERTOS ARGENTINA 2000 S.A. and a deputy member.

The number of directors cannot be more than 8 (EIGHT) members.

(c)	Information right: The appointed director in representation of the NATIONAL STATE shall have access to the corporate, accounting and technical information, with permanent character.

(xiv)	Special right of the conversion: at the moment the NATIONAL STATE makes the conversion option effective, no matter ifs origin, an agreement shall be signed with AA2000’s shareholders, to guarantee the intangible nature of its division in common shares arising from the conversion.

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(xv)	Public Offering Transparency: The public offering to be made shall, in all moments, comply with, implement and abide by the principles, rights, obligations, duties and standards of Decree N° 677/01, Regime of the Public Offering Transparency.

(xvi)	Option to Equate the Purchase Offer: If the National State decides to transfer the preferred shares, it shall give the holders of Class A, B and C shares of AEROPUERTOS ARGENTINA 2000 S.A. the option to acquire the shares for at least the same value as the received offer. When the aforementioned shareholders do not use the option or when there is no agreement upon the value of the shares, the National State shall deem the option rejected and will be free to proceed with the initial transfer process.

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